UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.           )

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Zoetis Inc.

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2025

Notice of Annual Meeting and Proxy Statement

zoetis

Our Purpose

To nurture the world and humankind by advancing care for animals.

Our Vision

To be the most trusted and valued animal health company, shaping the future of animal care through our innovation, customer obsession and purpose-driven colleagues.

Core Beliefs

Our colleagues make the difference

Our colleagues distinguish Zoetis from our competition. We grow our company when we create an environment where colleagues excel.

Customer obsessed

We are passionate about our customers and the animals in their care. Our customers come first, and when they succeed, we succeed.

Always do the right thing

Integrity is the guiding principle for all our decisions and relationships. We are honest and trustworthy in our words and actions.

Run it like you own it

We take ownership to deliver results that matter. We constantly pursue faster, simpler and better ways of doing business.

We are one Zoetis

Zoetis is much more than the sum of its parts. We work together with a common purpose, sharing knowledge and resources, for the best interest of our company as a whole.

Notice of 2025 Annual Meeting of Shareholders

When Wednesday, May 21, 2025 8:00 a.m. Eastern Daylight Time	Where Virtual meeting webcast at: www.virtualshareholdermeeting. com/ZTS2025	Record Date Close of Business on March 28, 2025
To Our Shareholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders to be held on May 21, 2025, where we will be voting on the below matters. You will be able to attend the Annual Meeting, vote, and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/ZTS2025.
Items of Business

1	2	3	4	5
Election of twelve directors until the 2026 Annual Meeting of Shareholders for a one year term	Advisory vote to approve our executive compensation	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025	Shareholder proposal regarding a special shareholder meeting improvement	Such other business as may properly come before the Annual Meeting of Shareholders
How to Vote
Shareholders on the Record Date are entitled to vote in the following ways:

Call 1 (800) 690-6903 (toll free)	Visit www.proxyvote.com	Return a properly completed, signed and dated proxy card	Attend the Annual Meeting of Shareholders webcast and vote your shares
Sincerely yours,
Roxanne Lagano
Executive Vice President, General Counsel and Corporate Secretary
April 9, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 2025:
Zoetis Inc.’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available online at www.proxyvote.com. We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 9, 2025, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our Proxy Statement and 2024 Annual Report and vote online.

As used in this proxy statement, the terms “we”, “us”, “our”, the “Company” or “Zoetis” refer to Zoetis Inc.

Zoetis at a Glance

Our vision to be the most trusted and valued animal health company spans continents, species, and technologies enabling us to shape the future of animal care through innovative solutions brought to life by our dedicated global team of purpose-driven colleagues.

70+ Our years of experience in animal health	13,800 Approximate number of Zoetis colleagues, as of December 31, 2024	68%(1) Revenue from companion animal products	100+ Countries in which Zoetis products are sold	$9.3B Annual revenue (2024)	31%(1) Revenue from livestock products

(1)Excludes revenue associated with Client Supply Services and Human Health, which represented 1% of total 2024 revenue

8 Core species supported by Zoetis: dogs, cats and horses (collectively, companion animals), cattle, swine, poultry, fish and sheep (collectively, livestock)	22 Manufacturing facilities around the world as of December 31, 2024

7 Major product categories: parasiticides, vaccines, dermatology, anti-infectives, pain and sedation, other pharmaceutical and animal health diagnostics	1,600 Approximate number of R&D colleagues as of December 31, 2024

300 Approximate number of comprehensive product lines	4,050 Approximate field force members, as of December 31, 2024

Zoetis 2025 Proxy Statement	1

2024 Business Highlights

Driven by our purpose, to nurture our world and humankind by advancing care for animals, our colleagues helped us deliver another year of strong growth and shareholder value in 2024, through our unique model of innovation and commercial excellence. We are proud of what we have achieved and are confident in our prospects for continued future growth as the global leader in animal health.

Revenue $9.3B	Operational Revenue Growth(1) 11%	Diluted EPS $5.47 Per Diluted share	Adjusted Diluted EPS(2) $5.92 Per Diluted Share	Net Income $2.5B	Operational Adjusted Net Income Growth(1)(2) 15%	Adjusted Net Income(2) $2.7B

The steady demand for our products in 2024 resulted in operational revenue growth(1) of 11% and operational adjusted net income growth(2) of 15%. Purpose, resilience, and a passion for animal health drove Zoetis to deliver excellent performance in 2024, in the face of complex conditions around the world.
Our strong financial performance has enabled us to continue with meaningful investments in our business, while returning capital to our shareholders. These investments support our six strategic pillars:

Lead through innovation across our diverse portfolio	Deliver an exceptional experience to delight our customers	Power our business through digital solutions and data insights

Support a workplace where our colleagues can thrive	Advance sustainability in animal health for a better future	Perform with excellence and agility

And they are grounded in our purpose: to nurture our world and humankind by advancing care for animals.
(1)Operational results (a non-GAAP financial measure) is defined as results excluding the impact of foreign exchange. Page 40 of our 2024 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2025, contains a reconciliation of operational revenue results (a non-GAAP financial measure) to reported revenue growth under GAAP for 2024.
(2)Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. Pages 43 to 45 of our 2024 Annual Report on Form 10-K, filed with the SEC on February 13, 2025, contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2024.

2	Zoetis 2025 Proxy Statement

Sustainability Highlights

Communities Care and Collaboration	Animals Innovation in Animal Health	Planet The Drive to Protect Our Planet

Partnerships with colleagues, communities and the people who care for animals	Using our expertise in animal health to solve the biggest sustainability challenges	Stewarding resources responsibly and minimizing our impact
Building on our purpose, our Driven to Care sustainability strategy outlines our commitments to Communities, Animals, and Planet as we strive for a better future. We aim to be a trusted partner for a more sustainable future, and our strategy was developed with the conviction that healthier animals build a healthier future for all.
Our Board exercises ultimate oversight over Zoetis’ sustainability program and strategy, provides guidance regarding sustainability goals, and monitors the Company’s sustainability progress on an ongoing basis. See “Corporate Governance - Board’s Role in Sustainability Oversight” for more information.

Communities: Care and Collaboration
To support and partner with our colleagues, communities and the people who care for animals, we strive to cultivate a safe and flexible workplace to prioritize colleagues feeling supported and balanced and adhere to our commitment to make a positive impact for animals and our communities.
At Zoetis, our colleagues and culture have always been an important part of who we are as a company and a critical element of our success.
Zoetis Foundation
With the mission to advance opportunities for the world’s veterinarians and livestock farmers, the Zoetis Foundation is committed to its goal of distributing $35 million in grants by the end of 2025 to support the Foundation’s three grant-making priorities: Education, Well-being and Livelihoods.

Animals: Innovation in Animal Health
We use our expertise in animal health to help solve sustainability challenges facing animals and people. This includes providing products and services to enable sustainable livestock farms, promoting a preventive approach to animal health and promoting the responsible use of antibiotics. We also are growing access to veterinary care in emerging markets and combating the diseases that pose the greatest risk to animals and people.

Planet: The Drive to Protect our Planet
We aspire to steward resources responsibly and minimize our impact as we deliver products and services that advance the health of animals. Specifically, we are reducing our carbon footprint, reducing the environmental impact of our packaging, and focusing on improved sustainability in all our locations.
Sustainability Reporting / More Information
Our sustainability reporting considers the disclosure frameworks and guidance of leading sustainability organizations, including the Sustainability Accounting Standards Board and United Nation’s Sustainable Development Goals.
To learn more about our progress on our Driven to Care strategy please see the sustainability portion of our website at http://www.zoetis.com/sustainability.

Zoetis 2025 Proxy Statement	3

Proxy Summary

This summary highlights certain information in this proxy statement. As it is only a summary, please review the complete proxy statement and 2024 Annual Report before you vote.
2025 Annual Meeting

Time and Date	Wednesday, May 21, 2025, at 8:00 a.m. EDT

Place	Online virtual meeting at: www.virtualshareholdermeeting.com/ZTS2025

Record Date	Close of business on March 28, 2025

Voting	Shareholders on the record date are entitled to one vote per share on each matter to be voted upon at the Annual Meeting.

Admission	Shareholders on the record date will be able to attend the Annual Meeting webcast, vote their shares electronically and submit questions online during the meeting by logging in to the website listed above using their 16-digit control number. Shareholders and guests who do not provide a 16-digit control number will still be able to attend the Annual Meeting in a listen-only mode, but will be unable to vote or ask questions.

Voting Roadmap

ITEM 1

Election of Twelve Directors
The Zoetis Board of Directors (the “Board”) has concluded it is in the best interests of Zoetis and its shareholders for each of Paul M. Bisaro, Vanessa Broadhurst, Frank A. D’Amelio, Gavin D.K. Hattersley, Sanjay Khosla, Antoinette R. Leatherberry, Michael B. McCallister, Gregory Norden, Louise M. Parent, Kristin C. Peck and Willie M. Reed to continue serving as a Zoetis director and for Mark Stetter to begin serving as a Zoetis director, because each nominee possesses skills, experience, and background, as reflected in their biographies set forth on pages 11 to 22, that enhance the quality of the Board.
Our Board recommends that you vote FOR each director nominee. See page 6

ITEM 2

Advisory vote to approve our executive compensation (“Say on Pay”)
The Board believes that our executive compensation program is designed to attract, incentivize and reward our leadership for increasing shareholder value and align the interests of leadership with those of our shareholders on an annual and long-term basis.
Our Board recommends that you vote FOR this proposal. See page 40

4	Zoetis 2025 Proxy Statement

Proxy Summary

ITEM 3

Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2025
The Audit Committee and Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
Our Board recommends that you vote FOR this proposal. See page 83

ITEM 4

Shareholder proposal regarding a special shareholder meeting improvement
The Board does not believe it is in the best interests of Zoetis or its shareholders to implement the special shareholder meeting improvement set forth in this proposal.
Our Board recommends that you vote AGAINST this proposal. See page 87

Zoetis 2025 Proxy Statement	5

Corporate Governance at Zoetis

ITEM 1 Election of Directors
Our Board currently consists of twelve directors. Directors are elected annually and serve for a one-year term or until their successors are elected. Pursuant to the requirement set forth in our Corporate Governance Principles that a director must retire from the Board effective immediately before the Company’s annual meeting following his or her 75th birthday, Robert Scully is not standing for re-election but will continue to serve until the 2025 Annual Meeting of Shareholders. We thank Mr. Scully for his dedicated service as a director and wish him continued success in the future. Upon the recommendation of the Corporate Governance and Sustainability Committee, who worked with a leading global executive search firm to help identify potential nominees, the Board has nominated Dr. Mark Stetter to stand for election at the 2025 Annual Meeting of Shareholders.
Our Board recommends that you vote “For” the election of each of the Board’s nominees for election — Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. Hattersley, Mr. Khosla, Dr. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Parent, Ms. Peck, Dr. Reed and Dr. Stetter — to serve as directors of Zoetis until our 2026 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and serving as a director if elected. The Board believes that each of these nominees has a strong track record of being a responsible steward of shareholders’ interests and of bringing valuable insight, perspective and expertise to the Board. In each individual’s biography set forth on pages 11 to 22, we highlight specific experience, qualifications and skills that led the Board to conclude that each individual should serve as a director of Zoetis.

Item 1 Recommendation:
Our Board unanimously recommends that you vote FOR the election of Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. Hattersley, Mr. Khosla, Dr. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Parent, Ms. Peck, Dr. Reed and Dr. Stetter as directors.

6	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis
Our Director Nominees

Paul M. Bisaro Former Executive Chairman of Amneal Pharmaceuticals, Inc. Director since May 2015	Michael B. McCallister Former Chairman of the Board and CEO of Humana Inc. Director since June 2013

Vanessa Broadhurst Executive Vice President, Global Corporate Affairs, at Johnson & Johnson Director since July 2022	Gregory Norden Former Chief Financial Officer of Wyeth Director since January 2013

Frank A. D’Amelio Former Executive Vice President and Chief Financial Officer of Pfizer Inc. Director since July 2012	Louise M. Parent Former Executive Vice President and General Counsel of American Express Company Director since August 2013

Gavin D.K. Hattersley President and Chief Executive Officer at Molson Coors Beverage Company Director since April 2024	Kristin C. Peck Chief Executive Officer of Zoetis Inc. Director since October 2019

Sanjay Khosla Former Executive Vice President and President, Developing Markets of Mondelēz International, Inc. Director since June 2013	Willie M. Reed Dean Emeritus of the College of Veterinary Medicine at Purdue University Director since March 2014

Antoinette R. Leatherberry Former Principal at Deloitte Director since December 2020	Mark Stetter Dean of the University of California, Davis, School of Veterinary Medicine Director Nominee

Board Refreshment 3 New independent directors have been added to the Board since 2020

Zoetis 2025 Proxy Statement	7

Corporate Governance at Zoetis
Majority Voting Standard for Director Elections
Our Amended and Restated By-laws (the “By-laws”) contain a majority voting standard for all uncontested director elections. Under this standard, a director is elected only if the votes cast “for” his or her election exceed the votes cast “against” his or her election. Our Corporate Governance Principles provide that every nominee for director is required to agree to tender his or her resignation if he or she fails to receive the required majority vote in an uncontested director election. Our Corporate Governance and Sustainability Committee will recommend, and our Board will determine, whether or not to accept such resignation. The Board will then publicly disclose its decision-making process and the reasons for its decision.
In the event of a contested election, the director nominees will be elected by the affirmative vote of a plurality of the votes cast. Under this standard, in a contested election, the directors receiving the highest number of votes in favor of their election will be elected as directors.
Director Nominee Skills, Experience and Attributes
We believe that effective oversight comes from a Board that consists of highly-qualified and experienced directors with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk. The Board considers breadth of skills, experience, cultural background and thought among directors when evaluating director nominees. Additional information about our directors can be found under “Director Nominee Biographies” on pages 11 to 22.

Skill / Experience	Definition	How it relates to Zoetis’ business, strategy, and operations
Academia	Experience working in a university or other community concerned with the pursuit of research, education and scholarship	Research advancement and scholarship provides directors with deep technical subject matter expertise to assist with oversight of Zoetis’ R&D program
Animal Health	Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the production, care and/or maintenance of animals	As the world’s leading animal health company, technical innovation and advancement in care for animals drives our success
Consumer Products
Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the development, manufacture or commercialization of products which are sold to individuals and households
Zoetis sells animal health products direct to consumers in many jurisdictions
Digital & Technology	A significant background working in technology, resulting in knowledge of how to anticipate technological trends, generate disruptive innovation, and extend or create new business models	We are investing in digital and technology solutions to advance our innovation and overseeing the associated risks is critical
Global Businesses
Experience driving business success in markets around the world, with an understanding of different business environments, economic conditions, cultures, and regulatory frameworks, and a broad perspective on global market opportunities
Zoetis directly markets its products in approximately 45 countries and our products are sold in over 100 countries

8	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis

Skill / Experience	Definition	How it relates to Zoetis’ business, strategy, and operations
Human Capital Management
Experience working for a significant enterprise in talent development and succession planning, along with a practical understanding of organizations, processes, workforce planning, and talent risk management
Zoetis employs approximately 13,800 colleagues and the Board provides key oversight for succession planning, talent development and compensation
Life Sciences
Experience working at an organization (including for profit, non-profit, academic, or otherwise) engaged in the discovery, development, manufacture or commercialization of products or services focused on improving organism life
Deep knowledge of life sciences provides understanding of and an appreciation for our key corporate strategies
Manufacturing & Supply	Experience directly managing an organization or business function responsible for the manufacturing and/or supply of physical goods	We operate a global manufacturing network of 22 sites and utilize over 110 contract manufacturing organizations for the supply of our products
Marketing & Sales	Experience developing strategies to grow sales and market share, build brand awareness and equity, and enhance enterprise reputation	Through our marketing and sales we seek to develop meaningful relationships with our customers
Mergers & Acquisitions
A history of leading growth through acquisitions and other business combinations, with the ability to assess “build or buy” decisions, analyze the fit of a target with a company’s strategy and culture, accurately value transactions, and evaluate operational integration plans

As our disciplined capital allocation strategy includes investments in innovation and growth capabilities, we seek directors with experience leading large organizations through significant strategic transactions

Research & Development	Experience directly managing an organization or business function responsible for the discovery and/or development of products or services	Investment in R&D fuels our financial performance and advancement of our product lines
Public Company Skill / Experience	Definition
Other Public Company Board Member	Experience serving on the board of directors of a public company
Public Company CEO	Experience as a chief executive officer of a public company
Public Company CFO; or Finance and Accounting
Experience as a chief financial officer or principal accounting officer of a public company, or a member of the internal function(s) responsible for managing a public company’s finance or accounting operations

Public Company GC; Compliance; or Corporate Governance	Experience as a general counsel of a public company, or a member of the internal function(s) responsible for managing a public company’s corporate compliance and/or corporate governance

Zoetis 2025 Proxy Statement	9

Corporate Governance at Zoetis

Skill / Experience

Academia
Animal Health
Consumer Products
Digital & Technology
Global Businesses
Human Capital Management
Life Sciences
Manufacturing & Supply
Marketing & Sales
Mergers & Acquisitions
Research & Development
Other Public Company Board Member
Public Company CEO
Public Company CFO; or Finance and Accounting
Public Company GC; Compliance; or Corporate Governance

Demographic Background

Independent
Age (as of March 20, 2025)	64	56	67	62	73	63	72	67	74	53	70	64
Board Tenure (full years)	9	2	12	1	11	4	12	12	11	5	11	0
Number of other public boards	2	0	2	1	0	1	2	2	1	1	0	0
Gender	M	F	M	M	M	F	M	M	F	F	M	M
Born or Raised Outside the United States
Race/Ethnicity* (optional reporting)
Black or African American
Asian
White
*    Based on U.S. Census Bureau designations
Note: Pursuant to the requirement under our Corporate Governance Principles that a director must retire from the Board effective immediately before the Company’s annual meeting following his or her 75th birthday, Robert Scully is not standing for re-election but will continue to serve until the 2025 Annual Meeting of Shareholders.

10	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis
Director Nominee Biographies

Paul M. Bisaro Independent
Former Executive Chairman of Amneal Pharmaceuticals, Inc.

Age: 64 Director since: May 2015 Committees: Human Resources, Quality and Innovation	Other Current Public Company Directorships: •Mallinckrodt plc (since February 2024, and previously from June 2022 – November 2023) •Myriad Genetics, Inc. (since October 2022)

Career Highlights:
•Brings nearly 30 years of experience in various legal and executive leadership positions in the pharmaceutical industry
•Currently serves as Chairman of the Board of Mallinckrodt plc and previously served as Executive Chairman of Amneal Pharmaceuticals, Inc., a global specialty pharmaceutical company, from 2018 to 2019 and led the merger of Amneal Pharmaceuticals LLC and Impax Laboratories, Inc. during his tenure as President and Chief Executive Officer from 2017 to 2018
•Served as Executive Chairman of the Board of Directors of Allergan plc (formerly Actavis plc) from 2014 to 2016, where he played a significant role in working with management in growing the company, through, among other things, M&A
•Served as President, Chief Executive Officer and as a member of the Board of Directors of Actavis (formerly Watson Pharmaceuticals), a global pharmaceutical company from 2007 until 2014; and as Board Chairman from 2013 until 2014
•Served as President, Chief Operating Officer and member of the Board of Directors of Barr Pharmaceuticals, Inc., a global specialty and generic drug manufacturer where he was responsible for, among other things, global manufacturing operations
•Served as Barr’s General Counsel from 1992 to 1999 and in various additional capacities including Barr’s Senior Vice President — Strategic Business Development from 1997 to 1999
•Previously served on the Boards of Directors of Allergan plc (and its predecessor companies), Zimmer Biomet Holdings, Inc., Amneal Pharmaceuticals (and its predecessor Impax) and TherapeuticsMD, Inc.
Education:
•Bachelor’s degree in General Studies from the University of Michigan
•Juris Doctor from The Catholic University of America
Skills and qualifications:
•Senior management experience, including as former CEO of Actavis plc (formerly Watson Pharmaceuticals) and Impax Laboratories, Inc.
•Experience in global healthcare and pharmaceutical industries
•Expertise in mergers and acquisitions
•Public company director experience
Mr. Bisaro’s global business, management and leadership experience, his understanding of the pharmaceutical industry, and his public company board experience make him a valuable member of our Board.

Life Sciences	Manufacturing & Supply	Mergers & Acquisitions

Global Businesses	Marketing & Sales	Public Company CEO

Public Company GC; Compliance; or Corporate Governance	Other Public Company Board Member

Zoetis 2025 Proxy Statement	11

Corporate Governance at Zoetis

Vanessa Broadhurst Independent
Executive Vice President, Global Corporate Affairs, at Johnson & Johnson

Age: 56 Director since: July 2022 Committees: Corporate Governance and Sustainability, Quality and Innovation	Other Current Public Company Directorships: •None

Career Highlights:
•Currently serves as the Executive Vice President, Global Corporate Affairs, at Johnson & Johnson, a global company focused on products related to human health and well-being, where she is also a member of the company’s Executive Committee
•Leads Johnson & Johnson’s corporate marketing, global communications, Health & Wellness Solutions, global public health and philanthropy function, including leading human capital management for a significant number of employees
•Led the consumer communications, design, including packaging, and product design before the consumer separation of Kenvue from Johnson & Johnson in 2023
•Served as Company Group Chairman, Global Commercial Strategy for Pharmaceuticals from 2019 to 2021 and President, Cardiovascular and Metabolism from 2017 to 2018
•Served as General Manager, Cardiovascular and Bone Business Units at Amgen from 2014 to 2017, where she had a leadership position in M&A activity, pipeline development and new product launch strategy
•Served as General Manager, Inflammation and Cardiovascular Business Units at Amgen from 2013 to 2014; in various senior leadership roles at Johnson & Johnson from 2005 to 2013; as Head, Global Gastroenterology Marketing at Novartis from 2003 to 2005 and in various roles of increasing responsibility at Abbott Laboratories from 1994 to 2003
•Serves as a member of The Executive Leadership Council (ELC) and as a Board member of the Ad Council
Education:
•Bachelor of Arts degree from the University of Colorado
•Master of Business Administration from the Ross School of Business at the University of Michigan (Consortium Fellow)
Skills and qualifications:
•Experience in business leadership and senior management, including as Executive Vice President, Global Corporate Affairs at Johnson & Johnson
•Expertise in consumer healthcare marketing and digital communications
•Global pharmaceutical business experience
•Direct-to-consumer advertising experience
Ms. Broadhurst’s consumer healthcare marketing and digital communications expertise, as well as her business experience with the global pharmaceutical industry, make her a valuable member of our Board.

Consumer Products	Human Capital Management	Mergers & Acquisitions

Digital & Technology	Life Sciences	Research & Development

Global Businesses	Marketing & Sales

12	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis

Frank A. D’Amelio Independent
Former Executive Vice President and Chief Financial Officer of Pfizer Inc.

Age: 67 Director since: July 2012 Committees: Audit, Human Resources (Chair)	Other Current Public Company Directorships: •Humana Inc. (since September 2003) •Hewlett Packard Enterprise (since January 2023)

Career Highlights:
•Served as Executive Vice President and Chief Financial Officer of Pfizer Inc., a global pharmaceutical company from 2020 to 2022, and a member of Pfizer’s Senior Executive Leadership Team
•Served as Pfizer’s Executive Vice President, Global Supply and Business Operations from 2020 through 2021; Executive Vice President, Business Operations and Global Supply and Chief Financial Officer from 2018 until 2020 and Executive Vice President, Business Operations and Chief Financial Officer from 2010 to 2018
•Joined Pfizer in 2007 and held various positions, including Senior Vice President and Chief Financial Officer
•Led many acquisitions and partnerships valued at nearly $200 billion, including numerous transformative transactions, such as the acquisition of Wyeth as well as the divestitures of the animal health, consumer health and mature products businesses
•Oversaw Pfizer’s information technology, procurement, real estate, business development and global supply chain during his tenure
•Served as Senior Executive Vice President of Integration and Chief Administrative Officer at Alcatel-Lucent, S.A. from 2006 to 2007
•Served as Chief Operating Officer of Lucent Technologies, with responsibility for leading business operations, including sales, the product groups, the services business, the supply chain, information technology operations, human resources and labor relations from in 2006
•Appointed Executive Vice President, Administration, and Chief Financial Officer of Lucent from 2001 until 2006
•Formerly served as a member of the National Advisory Board of JPMorgan Chase & Co.
Education:
•Bachelor’s degree in Accounting from St. Peter’s College
•Master of Business Administration in Finance from St. John’s University
Skills and qualifications:
•Experience in finance and accounting and senior management, including as former Chief Financial Officer of Pfizer
•Expertise in mergers and acquisitions
•Global business experience
•Public company director experience
Mr. D’Amelio’s global senior management experience, finance and operational expertise, and knowledge of the pharmaceuticals industry, along with his public company board experience, make him a valuable member of our Board.

Animal Health	Human Capital Management	Mergers & Acquisitions

Consumer Products	Life Sciences	Global Businesses

Digital & Technology	Manufacturing & Supply	Public Company CFO; or Finance and Accounting

Other Public Company Board Member

Zoetis 2025 Proxy Statement	13

Corporate Governance at Zoetis

Gavin D.K. Hattersley Independent
President and Chief Executive Officer at Molson Coors Beverage Company

Age: 62 Director since: April 2024 Committees: Corporate Governance and Sustainability	Other Current Public Company Directorships: •Molson Coors Beverage Company (since September 2019)

Career Highlights:
•Currently serves as the President and Chief Executive Officer at Molson Coors Beverage Company, a global brewing beverage company, since 2019
•Prior to his current position, he served as Chief Executive Officer of MillerCoors, the U.S. division of Molson Coors, since 2015
•Prior to joining MillerCoors, he served as Chief Financial Officer of Molson Coors from 2012 to 2015
•Served as Executive Vice President and Chief Financial Officer of MillerCoors from 2008 to 2012
•Served as Senior Vice President of Finance for Miller Brewing Company from 2002 to 2008
•Prior to joining Miller Brewing Company, he held several financial management positions with SAB Limited of Johannesburg, South Africa, before becoming Chief Financial Officer in 1999
•Prior to joining SAB Limited in 1997, he spent almost 10 years with Barloworld Limited in various finance positions
Education:
•Honors degree in Accounting Science and a Bachelor’s degree from the University of South Africa
Skills and qualifications:
•Senior management experience, including as current President and Chief Executive Officer and former Chief Financial Officer at Molson Coors
•International business experience
•Public company board experience
•Expertise in consumer products
Mr. Hattersley’s senior management experience, including as a current Chief Executive Officer and former Chief Financial Officer, along with his international business, consumer products and public company board experience, make him a valuable member of our Board.

Consumer Products	Manufacturing & Supply	Public Company CEO

Global Businesses	Marketing & Sales	Human Capital Management

Mergers & Acquisitions	Other Public Company Board Member	Public Company CFO; or Finance and Accounting

14	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis

Sanjay Khosla Independent
Former Executive Vice President and President, Developing Markets of Mondelēz International, Inc

Age: 73 Director since: June 2013 Committees: Human Resources, Quality and Innovation	Other Current Public Company Directorships: •None

Career Highlights:
•Brings more than 35 years of international business experience from his career with food, beverage and consumer product leaders such as Mondelēz, Kraft, Fonterra and Unilever, where he managed various business units, particularly in developing markets, oversaw human capital management functions and was responsible for R&D and innovation in a number of roles
•Served as Executive Vice President and President, Developing Markets of Mondelēz International, Inc., a global food, beverage and snack company, from 2007 to 2013
•As President, Developing Markets of Kraft Foods (now Mondelēz International), Mr. Khosla transformed the $5 billion business into a $16 billion business, and gained leadership experience in manufacturing and supply, marketing and sales and M&A
•Since 2013 has served as a senior fellow and adjunct professor at the Kellogg School of Management, Northwestern University
•Mr. Khosla is also the CEO of Bunnik LLC, a management consulting firm since 2013
•Served as a Senior Advisor for the Boston Consulting Group from 2013 to 2024
•He also has animal health experience from his two-year tenure, from 2004 to 2006, as Managing Director of Fonterra Brands and Food Service, a multinational dairy cooperative based in New Zealand
•Serves on several private company Boards of Directors, including the Board of Directors of Qualsights, since 2022
•Formerly served on the Boards of Directors of Best Buy, Inc. and NIIT, Ltd.
Education:
•Bachelor’s degree in Electrical Engineering from the Indian Institute of Technology in New Delhi
•Completed the Advance Management Program at Harvard Business School
Skills and qualifications:
•International business and management experience, including as EVP and President, Developing Markets of Mondelēz International
•Global operational experience, including in developing markets
•Experience in animal health industry
•Academic experience
•Public company director experience
Mr. Khosla’s international business and management experience and consumer products marketing and sales expertise, along with his public company board experience, make him a valuable member of our Board.

Academia	Human Capital Management	Mergers & Acquisitions

Animal Health	Manufacturing & Supply	Research & Development

Consumer Products	Marketing & Sales	Global Businesses

Other Public Company Board Member

Zoetis 2025 Proxy Statement	15

Corporate Governance at Zoetis

Antoinette R. Leatherberry Independent
Former Principal at Deloitte

Age: 63 Director since: December 2020 Committees: Audit, Human Resources	Other Current Public Company Directorships: •Digital Direct Holdings (since February 2022)

Career Highlights:
•Served as Principal at Deloitte, an industry-leading consulting, audit, tax, and advisory services company until 2020 after culminating a 30-year career of working with Fortune 500 companies on complex information technology transformations, strategy and implementation, data analytics, data strategy, and operational issues
•She most recently served as Board Relations Leader for the Risk and Financial Advisory practice at Deloitte, from 2017 to 2022
•Served as a Principal (equity owner) in Technology Strategy at Deloitte, from 1991 to 2017
•During her tenure at Deloitte, she was responsible for leading global teams, recruiting strategies and hiring and workforce planning
•She served as President of the Deloitte Foundation from 2016 to 2020
•She has authored numerous articles and publications on information technology and governance and was named to the National Association of Corporate Directors (NACD) Directorship 100 in 2019 and 2020
•She sits on several private company Boards of Directors, including STRIVE (since 2022) and the American Family Insurance Mutual Holding Company (since 2020), the Widener University Board of Trustees, the Boston University Board of Trustees and the advisory board of the Ellig Group (since 2022)
Education:
•Bachelor’s degree in Mechanical Engineering from Boston University
•Master of Business Administration in Operations Management and Supervision from Northeastern University
•Director of Education (EdD) from Widener University
Skills and qualifications:
•Extensive experience with complex technology transformations during her Deloitte career advising Fortune 500 companies
•Strategic digital technology experience
•Experience with managing human capital and corporate culture
Dr. Leatherberry’s extensive experience with complex technology transformations, her strategic digital technology experience, her corporate governance expertise, and her experience with managing human capital and corporate culture make her a valuable member of our Board.

Global Business	Human Capital Management	Digital & Technology

Marketing & Sales	Other Public Company Board Member

16	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis

Michael B. McCallister Independent
Former Chairman of the Board and CEO of Humana Inc.

Age: 72 Director since: January 2013 Board Chair since: June 2013 Committees: None	Other Current Public Company Directorships: •AT&T (since February 2013) •Fifth Third Bank (since November 2011)

Career Highlights:
•Joined Humana, a health care company offering insurance products and health and welfare services, including insurance products sold directly to consumers, in 1974 and served as its Chief Executive Officer, from 2000 until his retirement in 2012
•Led numerous M&A transactions, had significant oversight responsibility for Humana’s compliance, human capital management and marketing and sales functions and gained research and development experience through oversight of the company’s development of insurance products for governments, individuals and companies during his tenure as Chief Executive Officer
•Served as Chairman of the Board of Humana, from 2010 to 2013
•Served for many years on the Board of the Business Roundtable and was Chairman of its Health and Retirement Task Force
Education:
•Bachelor’s degree in Accounting from Louisiana Tech University
•Master of Business Administration from Pepperdine University
Skills and qualifications:
•Senior management experience, including as former Chief Executive Officer of Humana
•Accounting background
•Board chair experience
•Public company director experience
Mr. McCallister’s senior management experience in the healthcare industry and operational expertise, along with his public company board experience, make him a valuable member of our Board.

Consumer Products	Marketing & Sales	Research & Development

Digital & Technology	Mergers & Acquisitions	Public Company CEO

Life Sciences	Human Capital Management	Other Public Company Board Member

Public Company GC; Compliance; or Corporate Governance

Zoetis 2025 Proxy Statement	17

Corporate Governance at Zoetis

Gregory Norden Independent
Former Chief Financial Officer of Wyeth

Age: 67 Director since: January 2013 Committees: Audit (Chair), Human Resources	Other Current Public Company Directorships: •Praxis (since March 2019) •Royalty Pharma (since June 2020)

Career Highlights:
•Brings over 20 years of leadership and financial management experience in global healthcare and pharmaceuticals
•Served as Chief Financial Officer of Wyeth, a global pharmaceutical and health care products company, where he had various responsibilities, including driving the company’s M&A strategy
•Prior to his role as Chief Financial Officer of Wyeth, Mr. Norden held various senior positions with Wyeth Pharmaceuticals, formerly American Home Products from 1989 to 2009, including experience working with Fort Dodge Animal Health, a manufacturer of animal health products, that was part of Wyeth
•Currently the Managing Director of G9 Capital Group LLC which invests in early-stage ventures and provides corporate finance advisory services, since 2010
•Prior to his affiliation with Wyeth, Mr. Norden served as Audit Manager at Arthur Andersen & Co, working primarily with multinational companies in the life sciences, consumer goods and financial services industries
•Served on the Boards of Directors of NanoString Technologies, Human Genome Sciences, Welch Allyn, Univision and Entasis
Education:
•Bachelor’s degree in Management and Economics from State University of New York at Plattsburgh
•Master of Science in Accounting from LIU Post
Skills and qualifications:
•Corporate finance experience, including as former Chief Financial Officer of Wyeth
•Experience in global healthcare and pharmaceutical industries
•Accounting background, including as an audit manager at a major accounting firm
•Public company director experience
Mr. Norden’s experience as a senior executive in the global healthcare and pharmaceutical industries, and his finance and consumer products expertise, along with his public company board experience, make him a valuable member of our Board.

Animal Health	Human Capital Management	Other Public Company Board Member

Consumer Products	Life Sciences	Public Company CFO; or Finance and Accounting

Global Businesses	Mergers & Acquisitions

18	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis

Louise M. Parent Independent
Former Executive Vice President and General Counsel of American Express Company

Age: 74 Director since: August 2013 Committees: Audit, Corporate Governance and Sustainability (Chair)	Other Current Public Company Directorships: •None

Career Highlights:
•Brings deep experience in corporate governance and board matters, and in human capital management, compliance and risk management, gained during her tenure with American Express, where she worked extensively with the Audit, Compensation, and Nomination and Governance committees in her role as General Counsel
•Served as Executive Vice President and General Counsel of American Express Company, a global services company that provides consumer charge and credit card products and travel-related services, from 2004 to 2013
•Served as Of Counsel at the law firm of Cleary Gottlieb Steen & Hamilton LLP, from 2014 through 2021
•Led a number of M&A transactions and oversaw the legal function responsible for executing M&A transactions globally while at American Express
•Served on the Operating Committee and global management team of American Express from 2003 through 2013, was a member of the Board of American Express Centurion Bank through 2013 and served on the Supervisory Board of Deutsche Bank AG from 2014 to 2018
Education:
•Bachelor’s degree from Smith College
•Juris Doctor from Georgetown University Law Center
Skills and qualifications:
•Legal, operations, senior management and global business experience as former General Counsel and executive of American Express
•Experience in corporate governance, board matters, compliance and risk management
•Global business and regulatory relations experience
•Public company director experience
Ms. Parent’s experience and expertise in corporate governance, compliance, risk management and global management, along with her public company board experience and financial literacy, make her a valuable member of our Board.

Consumer Products	Human Capital Management	Other Public Company Board Member

Global Businesses	Mergers & Acquisitions	Public Company GC; Compliance; or Corporate Governance

Zoetis 2025 Proxy Statement	19

Corporate Governance at Zoetis

Kristin C. Peck
Chief Executive Officer of Zoetis

Age: 53 Director since: October 2019 Committees: None	Other Current Public Company Directorships: •BlackRock (since September 2021)

Career Highlights:
•Currently serves as Zoetis’ Chief Executive Officer, a role she has held since 2020, and as member of the Board of Directors since 2019
•Prior to becoming Chief Executive Officer at Zoetis, she was Executive Vice President and Group President, U.S. Operations, Business Development and Strategy at Zoetis from 2018 to 2019
•Previously served as Zoetis’ Executive Vice President and President, U.S. Operations from 2015 to 2018 and Executive Vice President and Group President from 2012 through 2015, where she had oversight for our business development, global manufacturing and supply and marketing and sales functions
•Helped usher Zoetis through its initial public offering in 2013 and has been a driving force of change in areas including Global Manufacturing and Supply, Global Poultry, Global Diagnostics, Corporate Development, and New Product Marketing and Global Market Research
•Served as Executive Vice President, Worldwide Business Development and Innovation at Pfizer Inc., from 2004 to 2012, and as a member of Pfizer’s Executive Leadership Team, where she gained human capital management experience
•Held roles at The Boston Consulting Group from 1999 to 2004, as well as in private equity and real estate finance at The Prudential Realty Group, The O’Connor Group and J.P. Morgan prior to joining Pfizer
•Serves on the Board of Trustees of Mayo Clinic and of the Board of Directors of Catalyst, a global non-profit that helps companies accelerate women into leadership
•Formerly served on the Board of Directors of Thomson Reuters
Education:
•Bachelor’s degree from Georgetown University
•Master of Business Administration from Columbia Business School
Skills and qualifications:
•Knowledge and leadership of Zoetis as our current Chief Executive Officer
•Experience in animal health and pharmaceutical industries
•Senior management and global business experience
•Public company director experience
Ms. Peck’s knowledge and leadership of the Company as our current Chief Executive Officer, her animal health and pharmaceutical industry experience, and her global operational expertise, along with her public company board experience, make her a valuable member of our Board.

Animal Health	Life Sciences	Mergers & Acquisitions

Global Businesses	Manufacturing & Supply	Public Company CEO

Human Capital Management	Marketing & Sales	Other Public Company Board Member

20	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis

Willie M. Reed Independent
Dean Emeritus, Professor of Comparative Pathobiology at the College of Veterinary Medicine at Purdue University

Age: 70 Director since: March 2014 Committees: Corporate Governance and Sustainability, Quality and Innovation (Chair)	Other Current Public Company Directorships: •None

Career Highlights:
•Has more than 40 years of experience in animal health and veterinary medicine, including marketing of diagnostic services for diagnostic laboratories, gained during his tenure at Purdue University and Michigan State University, and as a Diplomate of the American College of Veterinary Pathologists and Charter Diplomate of the American College of Poultry Veterinarians
•Currently serves as the Dean Emeritus, Professor of Comparative Pathobiology at the College of Veterinary Medicine at Purdue University, a role he has held since 2024, and previously served as Dean of the College of Veterinary Medicine at Purdue University, from 2007 to 2024
•Previously served as Professor of Veterinary Pathology, Chairperson of the Department of Diagnostic Investigation from 1997 to 2006 and Director of the Diagnostic Center for Population and Animal Health from 1990 to 2006 at Michigan State University
•Served as chief of Purdue’s Avian Diseases Diagnostic Service from 1985 to 1990, Assistant Professor of Veterinary Pathology from 1982 to 1987, and Associate Professor of Veterinary Pathology from 1987 to 1990
•Served as President of the Association of American Veterinary Medical Colleges, President of the American Association of Veterinary Laboratory Diagnosticians, President of the American Association of Avian Pathologists and Chair of the American Veterinary Medical Association Council on Research
•Served on several committees for the National Institutes of Health and the United States Department of Agriculture
Education:
•Doctor of Veterinary Medicine from Tuskegee University
•Ph.D. in Veterinary Pathology from Purdue University
Skills and qualifications:
•Thought leadership in the animal health community, including as Dean of the College of Veterinary Medicine at Purdue University
•Experience in developing programs for increasing interest in the veterinary profession
•Expertise in infectious diseases, avian pathology, poultry veterinary medicines, diagnostics and vaccines, animal care and welfare
•Senior management experience
•Experience working with various government agencies
Dr. Reed’s experience and expertise in veterinary medicines, diagnostics and vaccines and his thought leadership in the animal health community make him a valuable member of our Board.

Academia	Human Capital Management	Marketing & Sales

Animal Health	Life Sciences	Research & Development

Zoetis 2025 Proxy Statement	21

Corporate Governance at Zoetis

Mark Stetter Independent
Dean of the University of California, Davis School of Veterinary Medicine

Age: 64 Director since: N/A Proposed Committee: Quality and Innovation	Other Current Public Company Directorships: •None

Career Highlights:
•Currently serves as the Dean of the University of California, Davis, School of Veterinary Medicine, a role he has held since joining the university in 2021
•In this role he oversees all aspects of the school, including education, research, veterinary hospitals, animal health diagnostic labs, centers and institutes, with an annual budget of over $330 million and over 2,000 faculty, staff and students
•Previously served as Dean and Professor at the College of Veterinary Medicine and Biomedical Sciences at Colorado State University from 2012 until 2021
•Prior to joining high education, Dr. Stetter worked at The Walt Disney Company from 1997 to 2012, holding multiple senior roles including Director of Animal Operations and Director of Animal Health
•Served in various capacities, include as a zoo and wildlife veterinarian, at The Bronx Zoo/Wildlife Conservation Society and the Audubon Nature Institute
•Has held leadership roles within national organizations, including serving as Director, PetSmart Charities Board, Treasurer for the American Association of Veterinarian Medical Colleges, President of the American College of Zoological Medicine, Chair for the Wildlife Scientific Advisory Board with Morris Animal Foundation and Chair of the research committee with the American Association of Zoo Veterinarians
Education:
•Bachelor of Science degree in Biochemistry and Chemistry from the University of Illinois at Champaign-Urbana
•Doctor of Veterinary Medicine from the University of Illinois at Champaign-Urbana
Skills and qualifications:
•Leadership roles at a Fortune 100 company
•Senior leadership at multiple large universities, including senior management and human capital management experience
•Extensive expertise in animal health, including pets, livestock, exotic animals, research and wildlife
Dr. Stetter’s extensive and varied experience, and distinguished accomplishments, both in veterinary medicine and leadership, as well as his expertise in human capital management would make him a valuable member of our Board.

Academia	Global Businesses	Marketing and Sales

Animal Health	Human Capital Management	Research and Development

Consumer Products	Life Sciences

22	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis
Key Governance Features

Board Independence
Board Quality and Independence
•Board consists of highly-qualified and experienced directors with relevant expertise for overseeing our strategy, capital allocation, performance, succession planning and risk
•All directors are independent other than our current CEO

Independent Board Chair
•Current Board Chair is an independent director and is elected by the Board annually
•If the roles of CEO and Board Chair are combined, independent directors will annually elect a lead independent director

Board Committees	•All four Board Committees — Audit, Human Resources, Corporate Governance and Sustainability, and Quality and Innovation — are composed entirely of independent directors
Executive Sessions
•Directors hold regularly scheduled executive sessions where directors can discuss matters without management presence
•Independent Board Chair, or, if applicable, the lead independent director, presides over all executive sessions of the Board

Corporate Governance
Board Self-Evaluation
•Board conducts an annual evaluation of itself and each of its Committees
•Written responses to evaluations are periodically supplemented with individual one-on-one interviews, last conducted in early 2025

Open Lines of Communication
•Processes in place to facilitate communication with shareholders and other stakeholders
•Board promotes open and frank discussions with management and there is ongoing communication between our Board (including the Board and Committee Chairs) and management
•Our directors have access to all members of management and other colleagues and are authorized to hire outside advisors at the Company’s expense

Director Orientation and Continuing Education
•Processes in place to successfully and effectively integrate newly elected directors onto the Board; our directors have access to internal and external trainings and programs to enhance their skills and remain fluent in rapidly developing corporate governance topics

Engaged Oversight
Board Oversight of Risk	•Risk oversight by full Board and Committees, including oversight of the Enterprise Risk Management program, financial reporting, information security and audit risk assessments
Board Oversight of Management Succession	•Board regularly reviews and discusses succession plans for CEO and other key executives
Shareholder Rights
Proxy Access	•Our shareholders may nominate directors through proxy access
Accountability
•In uncontested director elections, our directors are elected by a majority of votes cast
•All of our directors are elected annually
•Each share of common stock is entitled to one vote
•Our Code of Conduct fosters a culture of honesty and accountability
•Anti-hedging and anti-pledging policies covering directors and colleagues
•Claw-back policy covering incentive compensation paid to executives
•Shareholders owning a combined 25% of Zoetis’ outstanding shares continuously for one-year have the right to call a special meeting

Refreshment
Board Refreshment
•Led by the Corporate Governance and Sustainability Committee, the Board regularly reviews the Board’s composition with a focus on identifying and evaluating potential board candidates
•Mandatory Retirement Policy at age 75, absent special circumstances

Board Skills
•Board with breadth of experience, backgrounds and perspectives
•Board considers skills, experience, cultural background and thought among directors when evaluating director nominees
•The Corporate Governance and Sustainability Committee considers, and asks search firms to include in candidate lists, all director candidates who meet applicable search criteria

Sustainability Oversight
Corporate Responsibility & Sustainability
•The Board exercises ultimate oversight over the Company’s sustainability strategy and program, and monitors the Company’s overall sustainability progress
•The Board’s Committees oversee the Company’s sustainability practices, including animal welfare, human capital management, pay equity, compliance, environmental, health and safety and manufacturing quality matters, public policy issues and corporate governance

Zoetis 2025 Proxy Statement	23

Corporate Governance at Zoetis
Board Composition
Director Independence
It is the policy of the Company, and a requirement under New York Stock Exchange (“NYSE”) listing standards, that a majority of our Board consists of independent directors. To assist it in determining director independence, our Board has adopted categorical independence standards, referred to as our Director Qualification Standards, which meet the independence requirements of the NYSE. Our Director Qualification Standards can be found as part of our Corporate Governance Principles in the Corporate Governance section of our website at www.zoetis.com.
To be considered “independent” under our Director Qualification Standards, a director must be determined by our Board to have no material relationship with the Company other than as a director. In addition, under our Director Qualification Standards, a director is not independent if the director is, or has been within the last three years, an employee of the Company or an employee of any subsidiary of the Company’s consolidated group for financial reporting.
In February 2025, our Board completed its annual review of director independence and affirmatively determined that each of Mr. Bisaro, Ms. Broadhurst, Mr. D’Amelio, Mr. Hattersley, Mr. Khosla, Dr. Leatherberry, Mr. McCallister, Mr. Norden, Ms. Parent, Dr. Reed and Mr. Scully are independent under NYSE listing standards and our Director Qualification Standards. In connection with his nomination for election to the Board in March 2025, the Board completed an independence review and affirmatively determined that Dr. Stetter is independent under NYSE listing standards and our Director Qualification Standards. The only non-independent director under NYSE listing standards and our Director Qualification Standards is Ms. Peck due to her current employment as the Company’s CEO and prior service as a Zoetis executive officer.
Director Nominations
Annual Assessment of Board Composition

The Board recognizes the importance of evaluating individual directors and their contributions to our Board as part of the annual Board assessment. When considering whether to recommend to the full Board re-nomination or nomination of each director for election, the Corporate Governance and Sustainability Committee takes a number of factors into account, including:

•The candidate’s integrity; independence; leadership and ability to exercise sound judgment; academic, animal health or veterinary expertise; current and prior public company executive and board experience; significant human capital management, consumer products, life sciences, manufacturing and supply, marketing and sales, mergers and acquisitions, digital and technology or research and development experience; as well as other areas relevant to the Company’s global business.
•Relevant breadth of skills, experience, cultural background and thought among directors.
•Other board directorships and other affiliations, including overboarding considerations, time commitment and potential conflicts of interest or independence concerns.
•Feedback received from other directors during the annual Board self-evaluation process and feedback from shareholders, including support received during the most recent annual meeting.

24	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis
The Corporate Governance and Sustainability Committee will consider director candidates recommended by shareholders. Recommendations should be sent to the Chair of the Corporate Governance and Sustainability Committee (in the manner described herein) by December 10, 2025, to be considered for the 2026 Annual Meeting. The Corporate Governance and Sustainability Committee evaluates candidates recommended by shareholders under the same criteria it uses for other director candidates. Shareholders may also submit nominees for election at an annual or special meeting of shareholders by following the procedures set forth in our By-laws, which are summarized on page 99.
Board Refreshment
The Corporate Governance and Sustainability Committee considers and recommends the annual slate of director nominees for approval by the full Board. The Corporate Governance and Sustainability Committee is responsible for considering the appropriate size and needs of the Board, and may develop and recommend to the Board additional criteria for Board membership.
Board development and director succession is an integral part of the Company’s long-term strategy. Our Board maintains a rigorous board refreshment process, spearheaded by the Corporate Governance and Sustainability Committee, focused on identifying and evaluating potential board candidates. Information about how we select our director nominees can be found in the section above titled “Director Nominations.”
Related Board Policies

Retirement Policy	Under Zoetis’ Corporate Governance Principles, a director is required to retire from the Board effective immediately before the Company’s Annual Meeting of Shareholders following such director’s 75th birthday. On the recommendation of the Corporate Governance and Sustainability Committee, the Board may waive this requirement as to any director if it deems such waiver to be in the best interests of the Company.

Overboarding Policy
Under Zoetis’ Corporate Governance Principles, unless otherwise approved by the Corporate Governance and Sustainability Committee, no director should serve on more than four boards of public companies (including the Zoetis Board), and directors who are executive officers of public companies should not serve on more than two boards of public companies (including the Zoetis Board).

Board Self-Evaluation Process
Our Board conducts an annual evaluation of itself and its Committees to assess its effectiveness and to identify opportunities for improvement. Our Board has successfully used this process to evaluate Board and Committee effectiveness and identify opportunities to strengthen the Board and its Committees, and believes that this process supports the continuous improvement of the Board and its Committees. In addition, to foster continuous improvement, written responses solicited from Board members are periodically supplemented by individual one-on-one interviews with each Board member conducted by the Chair of the Corporate Governance and Sustainability Committee to discuss additional feedback or perspectives the directors may have. One-on-one interviews were conducted in 2023 and 2025 and the feedback from the directors has been utilized to inform Board planning and refreshment.

Zoetis 2025 Proxy Statement	25

Corporate Governance at Zoetis

Annual Written Questionnaire
Questionnaire reviewed and updated annually; includes open-ended questions designed to solicit feedback and topics covered. This includes Board structure and culture, key Board responsibilities and Committee effectiveness.

Collection of Feedback
Directors provide written responses to the evaluation, assessing performance and identifying areas for improvement; written responses periodically supplemented by individual interviews.

Discussion and Assessment
The Corporate Governance and Sustainability Committee analyzes all responses and feedback and reports the results to the Board. Aggregate anonymized responses are provided to each Committee and the full Board.

Feedback Incorporation
The Board and each Committee discuss the evaluation responses and feedback, decide on any action items, and formulate plans to address them. In 2024, incorporation of feedback included continued focus on strategic planning at the full Board and addition of a formal review of Zoetis’ relevant key personnel and organizational structure at the Quality and Innovation Committee.

Board Structure and Operations
Board Leadership Structure
Our By-laws and our Corporate Governance Principles, which can be found in the Corporate Governance section of our website at www.zoetis.com, provide the Board flexibility in determining whether the roles of CEO and Board Chair should be separated or combined. In addition, the Corporate Governance Principles require that if the individual elected as the Board Chair is the CEO, the independent directors shall also elect a lead independent director. The Board believes that this flexibility, combined with a commitment to strong independent leadership, gives the Board the ability to choose a leadership structure that is in the best interest of the Company and its shareholders at a given point in time. At least annually, the Board evaluates its leadership structure, and whether to separate or combine the roles of Chair and CEO based on the circumstances at the time of its evaluation, including in light of any changes in Board composition, management, or in the nature of the Company’s business and operations.
The Board believes that the current leadership structure, which separates the CEO and the Board Chair roles, is optimal at this time because it allows Ms. Peck to focus on operating and managing our large global company. Ms. Peck’s long tenure leading our company, deep knowledge and expertise in the animal health industry, and track record of management success provide the company with strong and effective CEO leadership while also making her an effective member of our Board.

26	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis

Michael B. McCallister Chair of the Board
Qualifications:
•Focus on the leadership of the Board drawing on the benefit of his extensive management and CEO experience.
•His extensive public company board experience, including as the Chair of Humana’s Board, and his multiple senior leadership roles at Humana, including as CEO of Humana, provide the Company with strong and effective Board leadership and allow him to be a particularly effective liaison between the Board and the Company’s management.
Responsibilities:
•Preside over executive sessions of the independent directors, facilitate information flow and communication among the directors and perform such other duties and exercise such other powers as prescribed from time to time by the Board.
•Determine the agenda for each regular meeting of the Board and presides over all meetings of our shareholders and of the Board as a whole, including its executive sessions, and performs such other duties as may be designated in the By-laws or by the Board.
•As needed, represent the Board in communications with shareholders and other stakeholders.

The Board believes that the current leadership structure is appropriate at the current time as it facilitates the ability of the Board to exercise its oversight role over management, provides multiple opportunities at the Board level for discussion and evaluation of management decisions and the direction of the Company, and ensures a significant role for non-management directors in the oversight and leadership of the Company. Our Board and management, including our Board Chair and CEO, work together to align on risk management and important enterprise-level decisions. Through the annual Board evaluation process, all Board members provide input on the design and structure of the Board itself and provide valuable insight regarding enterprise-level risk oversight.
Board Committees
Our Board has a standing Audit Committee, Corporate Governance and Sustainability Committee, Human Resources Committee, and Quality and Innovation Committee.
The written charter of each of our standing Committees is available in the Corporate Governance section of our website at www.zoetis.com. Each Committee has the authority to hire outside advisors at the Company’s expense. All of the members of each of our Committees are independent under NYSE listing standards and our Director Qualification Standards, and the members of our Audit Committee and Human Resources Committee satisfy the additional NYSE and, in the case of the Audit Committee, Securities Exchange Act of 1934, as amended (the “Exchange Act”), independence requirements for members of audit and compensation committees. The following table lists the Chair and current members of each Committee and the number of meetings held in 2024.

Zoetis 2025 Proxy Statement	27

Corporate Governance at Zoetis

Audit Committee

Committee Members:
Gregory Norden (Chair)
Frank A. D’Amelio
Antoinette R. Leatherberry
Louise M. Parent
Robert W. Scully
All Members Independent
All Members Financially Literate
Each of Mr. D’Amelio, Mr. Norden and Mr. Scully qualifies as an “audit committee financial expert”
Number of meetings in 2024: 7

Primary Responsibilities:
•Oversees the integrity of our financial statements and system of internal controls
•Sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent public accounting firm
•Oversees the performance of our internal audit function
•Oversees our risk management programs, including information security (which includes cybersecurity) and data privacy
•Reviews reports from management, legal counsel and third parties (including our independent public accounting firm) relating to the status of our compliance with laws, regulations and internal procedures

Corporate Governance and Sustainability Committee

Committee Members: Louise M. Parent (Chair) Vanessa Broadhurst Gavin D.K. Hattersley Willie M. Reed All Members Independent Number of meetings in 2024: 6
Primary Responsibilities:
•Responsible for the Company’s corporate governance practices, policies and procedures
•Identifies and recommends candidates for election to our Board; recommends members and chairs of Board Committees
•Advises on and recommends director compensation for approval by the Board
•Administers our policies and procedures regarding related person transactions
•Oversees our strategies, initiatives, activities and disclosures regarding sustainability issues

Human Resources Committee

Committee Members: Frank A. D’Amelio (Chair) Paul M. Bisaro Sanjay Khosla Antoinette R. Leatherberry Gregory Norden Robert W. Scully All Members Independent Number of meetings in 2024: 5
Primary Responsibilities:
•Approves our overall compensation philosophy
•Oversees our compensation and benefit programs, policies and practices and manages the related risks
•Annually establishes the corporate goals and objectives relevant to the compensation of our CEO, reviews the goals established by our CEO for our other executive officers, and evaluates their performance in light of these goals
•Recommends CEO compensation to the Board and approves the compensation of our other executive officers
•Oversees our programs and policies regarding talent development, colleague engagement and workplace culture
•Administers our incentive and equity-based compensation plans

28	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis

Quality and Innovation Committee

Committee Members: Willie M. Reed (Chair) Paul M. Bisaro Vanessa Broadhurst Sanjay Khosla All Members Independent Number of meetings in 2024: 5
Primary Responsibilities:
•Evaluates our strategy, activities, results and investment in research and development and innovation
•Oversees compliance with processes and internal controls relating to our manufacturing quality and environmental, health and safety (“EHS”) programs
•Reviews organizational structures and qualifications of key personnel in our supply chain, manufacturing quality and EHS functions
•Oversees our programs with respect to animal welfare, adverse event reporting and product safety matters

Compensation Committee Interlocks and Insider Participation
The current members of the Human Resources Committee are Frank D’Amelio (Chair), Paul M. Bisaro, Sanjay Khosla, Antoinette R. Leatherberry, Gregory Norden and Robert Scully. All of the current members are independent under NYSE listing standards (including the additional standards applicable to members of compensation committees) and our Director Qualification Standards. None of the current members are a former or current officer or employee of Zoetis or any of its subsidiaries. None of the current members have any relationship that is required to be disclosed under this caption under the rules of the SEC. During 2024, no executive officers of the Company served on the compensation committee (or its equivalent) or the board of directors of another entity whose executive officers served on the Company’s Human Resources Committee or Board.
Director Engagement
Director Attendance
During 2024, our Board met five times. Each of our directors attended at least 75% of the meetings of the Board and Board Committees on which he or she served during 2024.
Attendance of Directors at Annual Meeting of Shareholders
We believe that it is important for directors to directly hear concerns expressed by stakeholders and other interested parties. It is our policy that all Board members are expected to attend the virtual Annual Meeting of Shareholders. All of our then-serving Board members were in attendance virtually at the 2024 Annual Meeting of Shareholders.
Director Orientation and Continuing Education
Zoetis provides a comprehensive and tailored orientation for each new director. Continuing education consists of in-house presentations, presentations by industry and subject matter experts, third-party director courses and site and customer visits.

Zoetis 2025 Proxy Statement	29

Corporate Governance at Zoetis
Additional Board Engagement
Additional engagement opportunities outside of the boardroom provide our directors with insights into our business, risk management and industry, as well as valuable perspectives on the performance of our CEO, executive team and senior management.

Engagement with Management	Engagement with our CEO

In connection with Board meetings our directors attend meals with members of our executive team and/or senior management.	Our CEO engages frequently with our directors, both formally through written communications and briefings, as well as informally through business-related and social events.

Site Visits	Shareholder Engagement
Our directors periodically participate in site visits. During 2024, the directors participated in a site visit at our R&D and manufacturing facilities located in Kalamazoo, Michigan.	During 2024, engagement with shareholders included participation from Louise Parent, Chair of our Corporate Governance and Sustainability Committee.

Board Responsibilities and Processes
Board’s Role in Strategic Oversight
As one of its primary responsibilities, the Board as a whole oversees management’s establishment and execution of our strategy and the associated risks. The Board is continuously involved with management in strategic planning and review throughout the year.

As part of its strategic oversight our Board reviews and approves specific initiatives, including acquisitions and divestitures, over a certain threshold.	The Board regularly engages with members of senior management regarding components of our corporate strategy.	In connection with each Board meeting our directors review a competitive assessment that relates to a specific component of our corporate strategy.	At least annually the Board meets in an extended session dedicated to a discussion of our corporate strategy and long-term business plans.	The Board receives periodic deep-dive presentations from senior business leaders on strategic topics (e.g., public affairs, intellectual property and tech and digital).

30	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis
Board’s Role in Risk Oversight
Enterprise Risk Management
As one of its primary responsibilities, the Board as a whole and through each of its Committees oversees the Company’s management of risk, including our Enterprise Risk Management (“ERM”) program. Our ERM program is designed to identify, assess and mitigate risks through a quantitative and qualitative assessment strategy that considers the nature and immediacy of a particular risk, as well as the likelihood of a risk occurring, and is evaluated and refreshed on an annual basis. Our Senior Vice President, Global Risk and Finance Excellence, who reports to our Executive Vice President and Chief Financial Officer, is responsible for overseeing our ERM program and regularly reports on our ERM program to the Audit Committee and reports to our full Board at least twice a year. In addition, our Chief Audit Executive, who oversees our Internal Audit function, our Chief Compliance Officer and our Controller also participate in the ERM program to ensure that appropriate disclosure controls and procedures are in place based on the risks identified by the ERM program. Our Chief Audit Executive and Controller report to the Audit Committee at every Audit Committee meeting.
Management, including our Senior Vice President, Global Risk and Finance Excellence, Chief Audit Executive, Chief Compliance Officer and Controller, provides regular reports to the Board, the Audit Committee, and our executive team on the areas of material risk to the Company, and the Board discusses with management the Company’s major and emerging risks, including financial, operational, technological, privacy, cybersecurity, data and physical security, disaster recovery, legal and regulatory.
Zoetis undertakes a comprehensive annual quantitative and qualitative evaluation of potential risks maintained and updated in a customized risk register that defines and categorizes each of these risks. Each risk is rated as critical, high, medium or low, based on potential impact and likelihood of the risk in its inherent or unmitigated state and residual or mitigated state. The comprehensive annual evaluation is led by the Zoetis ERM Task Force, a cross-functional group of key Zoetis enterprise leaders. The mitigation plans for risks rated “critical” and “high” are subject to continuous monitoring. The status of these risks, and effectiveness of the mitigation plans are evaluated and updated by the Zoetis Executive Team on a quarterly basis.
As needed, our management, Board and Committees consult with outside advisors to assess risk identification and mitigation, including the anticipation of future threats and trends. In addition, the Board and its Committees regularly review the Company’s strategy, finances, operations, legal and regulatory developments, research and development, manufacturing quality and competitive environment, as well as the risks related to these areas.
Committee Oversight
The Board utilizes its Committees to directly oversee certain key risks. Each Committee provides regular reports to the full Board regarding their areas of responsibility and oversight. We believe that our Board’s active role in risk oversight, including at the Committee level, supports our efforts to manage areas of material risk to the Company.

Zoetis 2025 Proxy Statement	31

Corporate Governance at Zoetis

Board Committees

The full Board has primary responsibility for risk oversight, including Enterprise Risk Management, CEO Succession Planning, Corporate Strategy and Operating Plans. In addition, the Board Committees perform the following key functions:

Audit Committee	Human Resources Committee	Corporate Governance and Sustainability Committee	Quality and Innovation Committee

•Oversees the management of risks related to financial reporting, information security risks (including cybersecurity), and regulatory compliance
•Oversees the annual internal audit risk assessment, which identifies and prioritizes risks related to the Company’s internal controls in order to develop internal audit plans for future fiscal years
•Oversees the management of risks relating to our compensation plans and arrangements •Oversees the management of risks relating to our talent, human capital management and succession planning
•Oversees risks associated with our sustainability practices, potential conflicts of interest and the management of risks associated with the independence of the Board
•Oversees the effectiveness of the Corporate Governance Principles and the Board’s compliance with our Code of Conduct

•Oversees risks related to natural resources and climate, manufacturing quality and environmental, health and safety matters
•Oversees risks associated with our strategy and investments in research and development and external innovation

Information Security, Including Cybersecurity
As a global leader in animal health, we are reliant on complex information systems and digital solutions that make us inherently vulnerable to malicious cyber intrusion and attack. In addition, we have been investing in data and digital capabilities and have expanded our diagnostics portfolio. As a result, there could be an increased likelihood of a cyber attack or security breach that could negatively impact us or our customers. To address these risks, we have a comprehensive enterprise-wide cybersecurity program aligned with the NIST Cybersecurity Framework industry standard and maintain cyber risk insurance coverage to defray the costs of potential information security breaches. The Company conducts an automated online workforce training annually, ethical phishing campaigns on a regular basis throughout the year and cyber incident exercises with our executive team and Board at least annually.
We depend on third parties and applications hosted on virtualized (cloud) infrastructure to operate and support our information systems and have an extensive third-party risk management program with a robust process for onboarding third parties. Our information security team, including our Executive Vice President, Chief Digital & Technology Officer and our Head of Technology Risk, Compliance and Chief Information Security Officer, provides regular cyber threat intelligence briefings to management and updates to our senior executives on the status of the Company’s security posture and our efforts to identify and mitigate information security risks and regularly provides briefings and updates to our Audit Committee and the full Board.

32	Zoetis 2025 Proxy Statement

Corporate Governance at Zoetis
Board’s Role in CEO and Management Succession
Our Board is responsible for succession planning for the position of CEO as well as other senior management positions. Our Board works together with the CEO to review annual assessments of senior management and other persons considered potential successors to certain senior management positions.
Board’s Role in Sustainability Oversight
Leadership of sustainability starts with our Board, CEO and senior management, including our Chief Sustainability Officer, and cascades across our enterprise.
Our Board exercises ultimate oversight over Zoetis’ sustainability program and strategy, while our Corporate Governance and Sustainability Committee is primarily responsible for overseeing our sustainability activities, including sustainability practices and reporting, coordinating the sustainability activities of the other Board Committees, reporting regularly to the full Board on the progress of the Company’s sustainability initiatives, and overseeing our corporate responsibility and governance practices.
The graphic below illustrates the division of oversight for the various components of our sustainability initiatives and practices.

Board of Directors

Oversees our sustainability program and strategy, with specific oversight responsibility assigned to each Committee Select sustainability oversight responsibilities include:

Corporate Governance & Sustainability

Audit •Compliance •Data privacy and security (incl. cybersecurity) •Financial disclosures Third party audit or assurance component of mandatory sustainability disclosures	Human Resources •Human capital disclosures •Compensation •Employee engagement	Corporate Governance & Sustainability •Public policy / political spending •Community engagement / human rights •Board structure / shareholder rights •Long-term sustainability strategy and performance	Quality & Innovation •Natural resources/climate •Employee health & safety •Animal welfare •Product safety & quality •Waste & toxicity / packaging •Human health impacts

CEO and Zoetis Executive Team (ZET) Advises on sustainability strategy, drives accountability and ensures adequate resourcing and approves decisions	includes Chief Sustainability Officer

Steering Councils Align business and sustainability priorities, drive accountability goals and chaired by an EVP executive sponsor(s)	Cross-Functional Working Groups Implementation teams with cross-functional representation that execute, track and report on progress for key initiative areas

Zoetis 2025 Proxy Statement	33

Corporate Governance at Zoetis
Shareholder Engagement
Zoetis values shareholder input and our Board and management are committed to proactively engaging with shareholders to understand their perspectives and concerns. Following our 2024 Annual Shareholder Meeting, members of Zoetis’ investor relations, sustainability, human resources and corporate governance teams and, when appropriate, members of our Board of Directors, meet with shareholders on a variety of topics.

Who We Engaged	Reached out to Shareholders Representing ~54% of Shares Outstanding	Engaged with Shareholders Representing Over 25% of Shares Outstanding

Key Topics Discussed	•Annual Board Evaluation Process •Board Effectiveness and Culture •Sustainability Strategy •Executive Compensation	•Director Commitment Levels and Tenure •Board Refreshment and Resignation Policy

What We Learned
•Shareholders largely supportive of current right to call a special meeting at the 25% ownership threshold that was implemented following shareholder approval
•Supportive of Zoetis’ continued commitment to Board with a breadth of experiences and Board refreshment
•Pleased with level and presentation of disclosure regarding director skills

•Overall supportive of executive compensation program
•Satisfied by Zoetis’ current robust director resignation policy
•Supportive of Driven to Care sustainability strategy and interested in sustainable manufacturing practices and Zoetis-led innovation

Robust Engagement Cycle

Year-Round Engagement In addition to the efforts outlined above, as part of our shareholder engagement program, members of our executive leadership team engage year-round with shareholders.	Topics and Forums Engagement occurs on a variety of topics and in a number of forums including quarterly earnings calls, investor and industry conferences and analyst meetings.

Topics Highlights
•Corporate Governance
•Financial Performance
•Executive Compensation
•Sustainability Strategy
Zoetis Representatives
•Chair of Corporate Governance and Sustainability Committee
•EVP, General Counsel and Corporate Secretary
•Chief Talent Officer
•VP & Chief Counsel, Corporate Governance and Securities
•Global Head of Corporate Sustainability
•VP, Investor Relations
•VP, Global Total Rewards

Board Reporting
Members of management, including those individuals engaging directly with shareholders, provide reports to the Board regarding the key themes and feedback provided during shareholder engagement.

Board Responsiveness
Our Board is committed to ongoing engagement with shareholders and regularly evaluates and responds to the views expressed by our shareholders. In particular, shareholder input serves to inform our Board’s consideration of governance practices.

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Corporate Governance at Zoetis
Other Governance Policies and Practices
Code of Conduct
All of our directors and colleagues, including our CEO, Chief Financial Officer, and Controller, are required to abide by our policies on business conduct to ensure that our business is conducted in a consistently legal and ethical manner. A copy of our Code of Conduct can be found in the Corporate Governance section of our website at www.zoetis.com. We will promptly disclose any future amendments to, or waivers from, provisions of this Code affecting our directors or executive officers on our website as required under applicable SEC and NYSE rules.
Insider Trading Policy
We maintain an insider trading policy and have implemented internal processes governing transactions in our securities by all of our directors and colleagues, including our executive officers, which we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the listing standards of the New York Stock Exchange. Among other things, our insider trading policy restricts the times during which executive officers, directors and selected employees with regular or special access to material nonpublic information in the course of their duties, can enter into trading transactions in our securities. In addition, our directors and colleagues, including our executive officers, are prohibited from engaging in any derivative transactions that are directly linked to Zoetis securities or that are designed to hedge or offset any decrease in the market value of Zoetis securities (including options, futures contracts, and equity swaps), engaging in short sales with respect to Zoetis securities and pledging Zoetis securities (or an account containing Zoetis securities) as collateral for a loan or any other purpose.
A copy of our insider trading policy was filed as Exhibit 19 to our 2024 Annual Report on Form 10-K filed with the SEC.
Communications with the Board
Under our Corporate Governance Principles, our CEO is responsible for establishing effective communications with the Company’s stakeholder groups, including shareholders, customers, colleagues, communities, suppliers, creditors, governments, corporate partners and other interested parties. While it is our policy that management speaks for the Company, non-employee directors, including the Board Chair, may meet with stakeholders, but in most circumstances such meetings will be held with management present. We believe that regular engagement with our stakeholders helps to strengthen our relationships with stakeholders, as well as to better understand stakeholders’ views on our corporate governance and sustainability practices.
Stakeholders and other interested parties may communicate with the Board, the Board Chair, any of our outside directors, or any Committee Chair by emailing: BoardChair@zoetis.com or by directing the communication to the Corporate Secretary by mail to Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054.
Communications are distributed to the Board, or to any individual director as appropriate, depending on the facts and circumstances outlined in the communication, except for spam, junk mail and mass mailings, product inquiries, new product suggestions, job inquiries, surveys and business solicitations or advertisements. Material that is unduly hostile, threatening, illegal or similarly unsuitable will also be excluded. However, any communication that is excluded under our policy will be made available to any director upon his or her request.

Zoetis 2025 Proxy Statement	35

Corporate Governance at Zoetis
Compensation of Directors
We provide competitive compensation to our non-employee directors that enables us to attract and retain high-quality directors, provides them with compensation at a level that is consistent with our compensation objectives, and encourages their ownership of our stock to further align their interests with those of our shareholders. A director who is also a full-time employee of the Company receives no additional compensation for service as a member of our Board. Compensation for non-employee directors is reviewed at least biennially by the Corporate Governance and Sustainability Committee.
In 2024, our non-employee directors’ compensation consisted of:
•an annual cash retainer of $100,000, paid quarterly;
•an additional annual cash retainer of $150,000, paid quarterly, for the Chair of the Board and an additional annual cash retainer of $25,000 for any Committee Chair; and
•an equity retainer credited to each non-employee director upon his or her first election as such and annually thereafter with a value of $240,000 on the date of grant, based upon the closing price of shares of Zoetis common stock on that date.
In February 2025, our Board approved an increase in the value of the equity retainer credited to each non-employee director in 2025 to $250,000.
The equity retainer is granted in the form of restricted stock units that vest on the first anniversary of the date of grant.
Non-employee directors may defer the receipt of up to 100% of their applicable cash retainer under the Zoetis Amended and Restated Non-Employee Director Deferred Compensation Plan (the “Director Deferral Plan”). Any deferrals under the Director Deferral Plan are credited as phantom stock units in the Zoetis stock fund or an alternate investment fund, with each phantom stock unit representing one share of Zoetis common stock. Phantom stock units in the Zoetis stock fund receive dividend equivalent rights but do not receive voting rights and are settled in cash upon the director’s separation from service.
Non-employee directors may defer the settlement of 100% of their restricted stock unit awards under the Director Deferral Plan. Deferred restricted stock unit awards are settled in stock upon the director’s separation from service.

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Corporate Governance at Zoetis

2024 Annual Director Compensation

Board Chair: An additional $150,000 annual cash retainer

Committee Chair: An additional $25,000 annual cash retainer

Annual Cash Retainer
Annual Equity Retainer

In 2024, we granted equity retainers in the form of restricted stock units, valued at $240,000 in the aggregate for each non-employee director on the date of grant, as follows:
•On February 6, 2024, each of Mses. Broadhurst and Parent, Drs. Leatherberry and Reed and Messrs. Bisaro, D’Amelio, Khosla, Norden, McCallister and Scully received 1,223 restricted stock units valued at $196.14 per share.
•On April 1, 2024, Mr. Hattersley received 1,436 restricted stock units valued at $167.02 per share.
Each restricted stock unit earns dividend equivalents which are credited as additional restricted stock units. Each non-employee director has a right to receive the shares of Zoetis common stock underlying the restricted stock units, if such restricted stock units are not deferred, on the first anniversary of the date of grant of the restricted stock units (or in the case of dividend equivalents, on the first anniversary of the date of grant of the underlying restricted stock units), subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specific events. Deferred restricted stock unit awards are settled in stock upon the director’s separation from service.
All directors are also eligible to participate in the Zoetis Foundation’s Matching Gift program. Under the Matching Gift program the Zoetis Foundation will match each director’s charitable donations, dollar for dollar, up to $5,000 per calendar year. The Zoetis Foundation is a charitable organization established by Zoetis Inc. and is a separate legal entity from Zoetis Inc. with distinct legal restrictions. Only eligible 501(c)(3) tax-exempt organizations may receive a matching donation from the Zoetis Foundation.

Zoetis 2025 Proxy Statement	37

Corporate Governance at Zoetis
The following table summarizes the total compensation earned in 2024 by each of our directors who served as a non-employee director during 2024.

Name	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Paul M. Bisaro(4)	$100,000	$240,000	—	$340,000
Vanessa Broadhurst(5)	$100,000	$240,000	$500	$340,500
Frank A. D’Amelio(6)	$112,500	$240,000	$5,000	$357,500
Gavin D.K. Hattersley(7)	$75,000	$240,000	—	$315,000
Sanjay Khosla(4)	$100,000	$240,000	—	$340,000
Antoinette R. Leatherberry(4)	$100,000	$240,000	—	$340,000
Michael B. McCallister(8)	$250,000	$240,000	—	$490,000
Gregory Norden(9)	$125,000	$240,000	—	$365,000
Louise M. Parent(10)	$125,000	$240,000	$5,000	$370,000
Willie M. Reed(11)	$125,000	$240,000	$5,000	$370,000
Robert W. Scully(12)	$112,500	$240,000	—	$352,500
(1)The amounts in the Stock Awards column for all directors reflect the aggregate grant date value of restricted stock units granted to non-employee directors in 2024 calculated in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock unit granted to each of Mses. Broadhurst and Parent, Drs. Leatherberry and Reed and Messrs. Bisaro, D’Amelio, Khosla, Norden, McCallister and Scully on February 6, 2024 was $196.14. The grant date fair value of each restricted stock unit granted to Mr. Hattersley on April 1, 2024 was $167.02. Restricted stock units accrue dividend equivalents, which are credited as additional restricted stock units subject to the same terms and conditions as the underlying restricted stock units. Restricted stock units vest and are settled in shares of Zoetis common stock on the first anniversary of the date of grant, subject to the director’s continued service through such vesting date and subject to earlier vesting and settlement upon certain specified events. As of December 31, 2024, the aggregate number of restricted stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. Bisaro, 2,455; Ms. Broadhurst, 2,632; Mr. D’Amelio, 2,455; Mr. Hattersley 1,447; Mr. Khosla, 2,455; Dr. Leatherberry, 2,455; Mr. McCallister, 2,455; Mr. Norden, 2,455; Ms. Parent, 2,455; Dr. Reed, 2,455; and Mr. Scully, 2,455.
(2)As of December 31, 2024, Mr. D’Amelio, Mr. Khosla and Mr. Scully each had 5,869 deferred stock units and Dr. Leatherberry had 1,475 deferred stock units, issued pursuant to the Zoetis Inc. Amended and Restated Non-Employee Director Deferred Compensation Plan, which provides a voluntary election, that became applicable for restricted stock units issued in 2019, for directors to defer receipt of their shares upon the vesting of their restricted stock units. These deferred stock units are fully vested and will be paid in a single lump payment within 30 business days following the earlier to occur of (i) a termination event, or (ii) a change in control that constitutes a “change in ownership or control” for purposes of Section 409A in accordance with the terms of the Plan.
Prior to 2015, each non-employee director was granted an equity retainer in the form of deferred stock units upon his or her election to the Board and annually thereafter. Deferred stock units vest fully on the date of grant, accrue dividend equivalents that are credited as additional restricted stock units, and are settled in Zoetis common stock only upon the director’s separation from service with the Company. As of December 31, 2024, the aggregate number of deferred stock units (including dividend equivalents) held by each current non-employee director was as follows: Mr. D’Amelio, 9,967; Mr. Khosla, 9,967; Mr. McCallister, 10,775; Mr. Norden, 10,775; Ms. Parent, 9,967; Dr. Reed, 4,902; and Mr. Scully, 9,967. (Mr. Bisaro, Ms. Broadhurst, Mr. Hattersley and Dr. Leatherberry were not directors prior to 2015 and do not hold any deferred stock units).
(3)The amounts shown reflect matching contributions made by the Zoetis Foundation under the Matching Gift program described above.
(4)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2024, and (b) an equity retainer of 1,223 restricted stock units granted on February 6, 2024 with a grant date fair value of $240,000.
(5)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2024, (b) an equity retainer of 1,223 restricted stock units granted on February 6, 2024 with a grant date fair value of $240,000, and (c) a matching contribution of $500 made by the Zoetis Foundation.
(6)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2024, (b) a cash retainer of $12,500 for service as Chair of the Human Resources Committee during half of 2024, (c) an equity retainer of 1,223 restricted stock units granted on February 6, 2024 with a grant date fair value of $240,000, and (d) a matching contribution of $5,000 made by the Zoetis Foundation.
(7)Represents (a) a cash retainer of $75,000 for service to the Board as a non-employee director during part of 2024, and (b) an equity retainer of 1,436 restricted stock units granted on April 1, 2024 with a grant date fair value of $240,000.

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Corporate Governance at Zoetis
(8)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2024, (b) a cash retainer of $150,000 for service as Chair of the Board during 2024, and (c) an equity retainer of 1,223 restricted stock units granted on February 6, 2024 with a grant date fair value of $240,000.
(9)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2024, (b) a cash retainer of $25,000 for service as Chair of the Audit Committee during 2024, and (c) an equity retainer of 1,223 restricted stock units granted on February 6, 2024 with a grant date fair value of $240,000.
(10)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2024, (b) a cash retainer of $25,000 for service as Chair of the Corporate Governance and Sustainability Committee during 2024, (c) an equity retainer of 1,223 restricted stock units granted on February 6, 2024 with a grant date fair value of $240,000, and (d) a matching contribution of $5,000 made by the Zoetis Foundation.
(11)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2024, (b) a cash retainer of $25,000 for service as Chair of the Quality and Innovation Committee during 2024, (c) an equity retainer of 1,223 restricted stock units granted on February 6, 2024 with a grant date fair value of $240,000, and (d) a matching contribution of $5,000 made by the Zoetis Foundation.
(12)Represents (a) a cash retainer of $100,000 for service to the Board as a non-employee director during 2024, (b) a cash retainer of $12,500 for service as Chair of the Human Resources Committee during half of 2024, and (c) an equity retainer of 1,223 restricted stock units granted on February 6, 2024 with a grant date fair value of $240,000.
Director Share Ownership Guidelines
We have share ownership guidelines applicable to non-employee directors, requiring directors to hold Zoetis shares with a value of at least $500,000, which is currently equal to five times the non-employee directors’ annual cash retainer, excluding the additional cash retainer paid to the Chair of the Board and each Committee Chair. For purposes of satisfying these requirements, (i) a director’s holdings of the Company’s stock include, in addition to shares held outright, units granted to the director as compensation for Board service and shares or units held under a deferral or similar plan (but excluding performance awards and stock options), and (ii) each such unit has the same value as a share of the Company’s common stock. Each non-employee director has five years from the date of (i) his or her first election as a director, or (ii) if later, an increase in the amount of Company stock required to be held, to achieve the share ownership requirement.

Zoetis 2025 Proxy Statement	39

Executive Compensation

ITEM 2 Advisory Vote to Approve Our Executive Compensation (“Say on Pay”)
We are seeking your vote, on an advisory basis, on the compensation of our named executive officers as described in the Compensation Discussion and Analysis and the Executive Compensation Tables and accompanying narrative disclosure, provided on pages 40 to 76 of this proxy statement. While the vote is not binding on the Board, the Human Resources Committee will consider the outcome of the vote when making future executive compensation decisions.
For background, Section 14A of the Exchange Act requires a shareholder advisory vote on the frequency of shareholder votes on executive compensation. We conducted this advisory vote on frequency most recently at our 2020 Annual Meeting of Shareholders, and our shareholders voted for, and the Company will, continue to hold an annual advisory vote on executive compensation.
Our Board believes that our executive compensation program incentivizes and rewards our leadership for increasing shareholder value and aligns the interests of our management with those of our shareholders on an annual and long-term basis.

Item 2 Recommendation: Our Board unanimously recommends that you vote FOR the approval of our executive compensation.

Compensation Discussion and Analysis
Executive Summary
In this Compensation Discussion and Analysis (“CD&A”), we describe our executive compensation philosophy and programs and the compensation decisions made by the Human Resources Committee of the Board or the full Board regarding the 2024 compensation of our named executive officers (“NEOs”).
Zoetis’ executive compensation program is designed to attract and retain a talented leadership team and motivate and reward the leadership team for increasing shareholder value.

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Executive Compensation
Our NEOs for 2024, whose compensation is discussed in this CD&A and shown in the Executive Compensation Tables below, are:

NEO	Title
Kristin C. Peck	Chief Executive Officer (“CEO”)
Wetteny Joseph	Executive Vice President (“EVP”) and Chief Financial Officer (“CFO”)
Jamie Brannan(a)	EVP and Chief Commercial Officer
Robert J. Polzer	EVP and President, Research and Development
Roxanne Lagano(b)	EVP, General Counsel and Corporate Secretary
Heidi C. Chen(c)	Former EVP, General Counsel and Corporate Secretary; Business Lead of Human Health Diagnostics
Wafaa Mamilli(d)	Former EVP, Chief Digital and Technology Officer and Group President for China, Brazil and Precision Animal Health
(a)Mr. Brannan previously served as EVP and Group President International Operations, Aquaculture and Global Diagnostics until November 10, 2024, and thereafter served in his current position as EVP and Chief Commercial Officer.
(b)Ms. Lagano previously served as EVP, Chief Human Resources Officer and Global Operations until April 16, 2024, as interim General Counsel and Corporate Secretary until May 6, 2024, and thereafter served in her current position as EVP, General Counsel and Corporate Secretary.
(c)Ms. Chen served in this position until April 15, 2024, and as an employee advisor to the Company until July 16, 2024. Ms. Chen’s employment was terminated by the Company effective July 16, 2024. Additional detail is provided in the “Executive Transitions” section of this CD&A.
(d)Ms. Mamilli served in this position until November 10, 2024, at which point she transitioned to being an employee advisor to the Company for the remainder of 2024.

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Executive Compensation
2024 Business Highlights
Purpose, resiliency and passion for animal health powered Zoetis’ excellent performance in 2024 in the face of complex conditions around the world. Cementing our position at the forefront of the essential and durable animal health industry, we grew revenue and adjusted net income in 2024 and returned value to our shareholders. We are driving sustainable growth through our unique model of innovation and commercial excellence and in 2024, we expanded our product portfolio with more than 100 geographic expansions and nearly 20 enhancements, introduced groundbreaking animal health solutions, met evolving customer needs and strengthened our collaborations with stakeholders worldwide.
Financial Highlights. In 2024, we delivered revenue growth and increased profitability. Our 2024 financial performance, as compared to 2023, is illustrated in the charts below.
Revenue
($ in millions)
Adjusted Net Income(1)
($ in millions)
Adjusted Diluted EPS(1)
($ in millions)
•Revenue. For full year 2024, reported revenue was $9,256 million, an increase of 8% from 2023 with operational revenue growth(2) of 11%.
•Net Income. Reported net income for 2024 was $2,486 million and adjusted net income(1) for 2024 was $2,693 million. Our operational adjusted net income growth(1)(2) was 15% in 2024.
•Earnings Per Share (“EPS”). Reported diluted EPS for 2024 was $5.47 per diluted share, compared to $5.07 per diluted share reported in 2023. Adjusted diluted EPS(1) for 2024 was $5.92 per diluted share, compared to $5.32 per diluted share in 2023.
•Dividends and Capital Allocation. We remained committed to reallocating excess capital to shareholders throughout the year. We paid $786 million in dividends and repurchased $1,858 million in Zoetis common stock under our share repurchase program. Additionally, in December 2024, our Board raised the quarterly dividend by 16%, from $0.432 to $0.50.
For more information regarding our 2024 financial performance, please review our Annual Report on Form 10-K for fiscal year 2024 and this proxy statement.
(1)Adjusted net income and adjusted diluted EPS (non-GAAP financial measures) are defined as reported net income attributable to Zoetis and reported diluted EPS, excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. Pages 43 to 45 of our 2024 Annual Report on Form 10-K contain a reconciliation of these non-GAAP financial measures to reported results under GAAP for 2024.
(2)Operational results (a non-GAAP financial measure) is defined as results excluding the impact of foreign exchange. Page 40 of our 2024 Annual Report on Form 10-K contains a reconciliation of this non-GAAP financial measure to reported revenue growth under GAAP for 2024.

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Executive Compensation
2024 Total Compensation Mix
Zoetis’ target total direct compensation is comprised of a base salary, a target annual incentive compensation opportunity and a target long-term incentive compensation opportunity. In 2024, the majority of our NEOs’ target total direct compensation was in incentive-based pay, either subject to achievement of performance goals and/or with value directly tied to the price of our common stock.

		% of Target Total Direct Compensation
Element	Key Terms	CEO	Average Other NEOs
Base Salary	•Reflects fulfillment of day-to-day responsibilities; recognizes executives’ skills and experience	8%	24%
Annual Incentive Plan (AIP)	•Motivates and rewards achievement of our financial and strategic/operational goals, as well as individual performance •2024 AIP pool funded based on: •Revenue •Adjusted diluted EPS •Free cash flow	12%	20%

Long-Term Incentives

Performance Award Units	•Aligns NEO and shareholder interests •Vesting based on three-year relative TSR performance	40%	28%
Stock Options	•Reward NEOs for increases in stock price over a period of up to ten years, motivating executives to maximize Zoetis’ long-term performance and shareholder returns •Three-year graded vesting	20%	14%
Restricted Stock Units	•Aligns NEO and shareholder interests •Three-year graded vesting	20%	14%
2024 Compensation Highlights
Our financial and other performance achievements were directly and indirectly reflected in the outcomes of our incentives. Annual Incentive Plan (“AIP”) payouts for NEOs who were executive officers at the end of 2024 averaged 140% of target. Performance-vesting restricted stock units (“performance award units”) for the 2022-2024 cycle vested at 0% of target, reflecting relative total shareholder return (“Relative TSR”) performance at the 17th percentile of the S&P 500 Group, which was below the 25th percentile threshold for vesting.
In 2024, the Human Resources Committee approved two changes to the design of the Company’s performance award units, effective for grants made in 2025: (1) use of the S&P 500 Health Care index companies to measure Relative TSR performance, replacing the full S&P 500 Group (as described below under “Long-Term Incentives”); and (2) incorporation of a three-year operational revenue growth metric.

Zoetis 2025 Proxy Statement	43

Executive Compensation
CEO Compensation at a Glance
Ms. Peck’s target total direct compensation in 2024 was comprised of a base salary, a target annual incentive compensation opportunity and a target long-term incentive compensation opportunity.
Base Salary and Annual Incentive
On February 6, 2024, the Human Resources Committee approved an increase to Ms. Peck's base salary from $1,200,000 to $1,300,000, effective January 1, 2024. Her target annual incentive opportunity remained at 150% of her base salary, providing for an annual target total cash compensation of $3,250,000 for 2024.
On February 6, 2025, the Human Resources Committee recommended, and the Board approved, an annual incentive payment for 2024 of $2,730,000 (140% of the annual incentive target) for Ms. Peck based on Zoetis' 2024 financial results and her individual performance, providing for an annual actual total cash compensation of $4,030,000 for 2024.
Long-Term Incentive
On February 6, 2024, Ms. Peck received a long-term equity incentive grant with a total grant date fair value of $12,750,000 consisting of 50% performance award units, 25% restricted stock units ("RSUs") and 25% stock options. Accordingly, she received 23,724 target performance award units, 16,251 RSUs and 62,500 stock options. Performance award units are subject to a three-year cliff vesting schedule (vests 100% on the third anniversary of the grant date), while RSUs and stock options are subject to a three-year graded vesting schedule (one-third vests each year on the anniversary of the grant date). These awards are generally subject to Ms. Peck's continued employment through the vesting date and, in the case of performance award units, the Company's results against its three-year Relative TSR goals.
Target Total Direct Compensation ("TTDC")
The chart below shows the TTDC for Ms. Peck for 2024:
2024 CEO Target Total Direct Compensation
($ in thousands)

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Executive Compensation
Say on Pay Consideration and Shareholder Outreach
At our 2024 Annual Shareholders Meeting, we held a shareholder advisory vote on the compensation of our NEOs in 2023 (“say on pay”). Our shareholders overwhelmingly approved the compensation of our NEOs, with 91% of the votes cast in favor of our say on pay resolution. We believe that the outcome of our say on pay vote signals our shareholders’ support of our compensation approach, specifically our efforts to retain and motivate our NEOs and to align pay with performance and the long-term interests of our shareholders. We value feedback from our shareholders, and throughout 2024 we continued to actively engage our shareholders through participation in numerous meetings. For more information see the “Shareholder Engagement” section in this proxy statement.
The Human Resources Committee reviewed and considered these voting results and our shareholder engagement activities, among other factors described in this CD&A, in evaluating the Company’s executive compensation program.
Our Compensation Program
Compensation Philosophy
Our compensation philosophy, which is set by the Human Resources Committee, is summarized below:

Pay for Performance	Align Management Interests with Shareholders	Pay Mix

Foster a pay-for-performance culture by tying a large portion of our executives’ pay to performance against pre-established annual Company financial and operational metrics, as well as pre-established annual individual goals for each executive.

Align the interests of management with results delivered to our shareholders through the use of long-term incentive programs that are designed to reward executives for increasing the value of our shareholders’ investment.

Provide competitive compensation opportunities over the short term (base salary and annual incentives) and long term (equity-based long-term incentive awards) which are intended to retain our experienced management team, enable us to attract new qualified executives when needed and remain externally aligned with the compensation practices of our peer group, with the majority of pay at-risk and tied to long-term performance.

Zoetis 2025 Proxy Statement	45

Executive Compensation
Basic Principles of Our Executive Compensation Practices
Key principles and elements of our executive compensation program are summarized below. We believe these practices promote good governance and serve the interests of our shareholders.

WHAT WE DO:

Emphasize pay for performance — our executive compensation program emphasizes variable pay over fixed pay, with more than three-quarters of our executives’ target compensation tied to our financial results and stock performance.

Require executives to comply with market-competitive stock ownership guidelines.
Require executives to hold net shares upon the exercise of stock options or vesting of stock until they achieve the relevant stock ownership guideline.
Maintain a policy prohibiting traditional perquisites of employment (as determined by our Board) for our colleagues, including our NEOs.

Maintain a clawback policy that allows us to recover incentive payments based on financial results that are subsequently restated or in response to certain inappropriate actions on the part of our executives. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards.

Maintain a compensation recovery policy in compliance with SEC rules and NYSE requirements.
Provide for “double-trigger” equity award vesting and severance benefits following a change in control.

Provide severance benefits through an Executive Severance Plan, consisting of cash equal to a multiple of base salary and target annual incentive, as well as continued health and welfare benefits, as described in the Executive Severance Plan.

Use an independent compensation consultant when designing and evaluating our executive compensation policies and programs.
Conduct an annual risk assessment to ensure that the Company’s pay programs, and practices do not create risks that are likely to have a material adverse impact on the Company.

WHAT WE DON’T DO:

Maintain employment agreements with our executives, including our NEOs (other than agreements that are required or customary for executives outside of the U.S., and short-term agreements for specific purposes).

Allow repricing of stock options without shareholder approval.

Provide tax “gross ups” to any of our executives, including our NEOs (except with respect to certain international assignment or relocation expenses, consistent with our policies and available to all eligible colleagues on the same basis).

Provide for “single-trigger” equity award vesting or other “single-trigger” payments or benefits upon a change in control.

46	Zoetis 2025 Proxy Statement

Executive Compensation
Elements of 2024 Compensation

Element	Description and Purpose	Comments

Cash Compensation:

Base Salary	•Fixed cash compensation that reflects fulfillment of day-to-day responsibilities, skills and experience. •Addresses colleague cash-flow needs and retention objectives.	•Reviewed annually considering changes in market practice, performance and individual responsibility.

Annual Incentive Plan
•Annual cash incentive that rewards achievement of our financial and strategic/operational goals, as well as the individual performance of the NEO and, along with base salary, provides a market-competitive annual cash compensation opportunity.
•The AIP pool is funded based on Zoetis’ performance against revenue, adjusted diluted EPS and free cash flow goals.

•Amount of payout is based on the extent of achievement of the Company and individual goals set and approved by the Human Resources Committee in the first quarter of each year.
•The Human Resources Committee may exercise discretion in considering performance results in the context of other strategic and operational objectives.

Long-Term Incentives:

Performance Award Units
•Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting and the Company’s performance against its three-year goals and generally subject to continued employment through the vesting date.
•Align NEO and shareholder interests, as the value NEOs realize from their performance award units depends on the value of the shareholders’ investment relative to other similar investment opportunities over the same time period.

•In 2024, the target number of performance award units represented 50% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.
•Three-year cliff vesting: units earned based on Relative TSR, the Company’s TSR results over the three-year performance period relative to the TSR results of the S&P 500 Group (as described below under “Long-Term Incentives”), vest 100% on the third anniversary of the date of grant, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).
•Paid out in shares of Company common stock upon vesting, with the payout ranging from 0% to 200% of target (including dividend equivalents), depending on the extent to which the pre-determined performance goals have been achieved.
•Dividend equivalents are accrued over the vesting period and paid when and if the performance award units vest (subject to the same vesting conditions as the underlying performance award units).

Zoetis 2025 Proxy Statement	47

Executive Compensation

Element	Description and Purpose	Comments

Long-Term Incentives: (Continued)

Stock Options
•Equity awards that provide value based on growth in our stock price, subject to vesting generally upon recipient’s continued employment through the vesting date.
•Motivates attainment of long-term goals, including total shareholder return and stock price growth.
•Reward NEOs for increases in the stock price over a period of up to ten years.

•In 2024, stock options represented 25% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.
•Exercise price equals 100% of the stock price on the date of grant.
•Ten-year term.
•Three-year graded vesting: vests one-third each year, on the anniversary of the grant date, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).

Restricted Stock Units
•Equity awards that give the recipient the right to receive shares of Zoetis stock on a specified future date, subject to vesting generally based upon recipient’s continued employment through the vesting date.
•Align NEO and shareholder interests, as NEOs’ RSUs increase in value as the stock price increases.

•In 2024, RSUs represented 25% of each NEO’s annual long-term incentive opportunity based on the grant date fair value of the awards.
•Three-year graded vesting: vests one-third each year, on the anniversary of the grant date, subject to the NEO’s continued employment through such date (with vesting on certain earlier terminations, such as retirement, death, restructuring, change in control, etc., that are generally aligned with market practice).
•Paid out in shares of Company common stock upon vesting.
•Dividend equivalents are accrued over the vesting period and paid when and if the RSUs vest (subject to the same vesting conditions as the underlying RSUs).

Retirement:

U.S. Savings Plan (“Savings Plan”)
•A tax-qualified 401(k)/profit sharing plan that allows U.S. participants to defer a portion of their compensation, up to U.S. Internal Revenue Code (“IRC”) and other limitations, and receive a Company matching contribution.
•A discretionary profit sharing contribution of up to 8% of an eligible colleague’s eligible pay (generally, base salary plus bonuses), within IRC limitations and based on Company performance.

•We provide a matching contribution of 100% on the first 5% of a colleague’s eligible pay contributed to the Savings Plan, up to IRC limitations.
•For 2024, we made a profit sharing contribution of 5% of eligible pay (within IRC limitations) to all eligible U.S. colleagues.

48	Zoetis 2025 Proxy Statement

Executive Compensation

Element	Description and Purpose	Comments
Supplemental Savings Plan
•A non-qualified deferred compensation plan that allows eligible colleagues, including our NEOs, to defer up to 30% of their salary and AIP to make up for amounts that would otherwise have been contributed to the Savings Plan (by the colleague or as matching or profit sharing contributions by the Company) but could not be contributed due to IRC limitations.
•Also allows NEOs and certain other executives to defer up to an additional 60% of the amount of their AIP payment that is over the IRC 401(a)(17) limit and that is not matched by the Company.

•Matching and profit sharing contributions are notionally credited as Company stock and settled in cash after the colleague’s separation from the Company, based upon the terms of the Supplemental Savings Plan and in compliance with applicable IRC regulations.

Severance:

Executive Severance Plan
•Severance benefits provided to NEOs and certain other executives (currently 10 colleagues, including the NEOs) upon an involuntary termination of employment without cause (whether before or after a change in control), or upon a “good reason” termination of employment upon or within 24 months following a change in control.
•Facilitates recruitment and retention of NEOs and certain other executives by providing income security in the event of involuntary job loss.

•Provides the CEO with:
•1.5 times base salary and target annual incentive upon an involuntary termination of employment without cause (unrelated to a change in control); and
•2.5 times base salary and target annual incentive upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.
•Provides other executives, including the NEOs, other than the CEO with:
•1 times base salary and target annual incentive upon an involuntary termination of employment without cause (unrelated to a change in control); and
•2 times base salary and target annual incentive upon an involuntary termination of employment without cause or a “good reason” termination following a change in control.

Zoetis 2025 Proxy Statement	49

Executive Compensation
The Human Resource Committee’s Process
Pursuant to its charter, the Human Resources Committee is responsible for, among other duties:
•Reviewing and approving the Company’s overall compensation philosophy;
•Overseeing the administration of related compensation and benefit programs, policies and practices;
•Reviewing and approving the Company’s peer companies and data sources for purposes of evaluating the Company’s compensation competitiveness;
•Establishing the appropriate competitive positioning of the levels and mix of compensation elements;
•Evaluating the performance of the CEO against performance goals and objectives approved by the Board in the first quarter of the year;
•Reviewing and approving the Company and individual performance goals in the first quarter of the year, evaluating the performance of each executive against these performance goals and approving the compensation of the Company’s executive officers; and
•Overseeing the Company’s programs and policies regarding talent development, colleague engagement and workplace culture.
At the beginning of each year, the Human Resources Committee meets and approves strategic, financial and operational objectives for the CEO, the other NEOs and the other members of the Zoetis Executive Team (“ZET”) for the upcoming year, and evaluates the performance of the CEO, the other NEOs and the other ZET members for the previous year.
The CEO does not play any role in the Human Resources Committee’s recommendation regarding her own compensation. For the other NEOs and ZET members, the CEO presents the Human Resources Committee with recommendations for each element of compensation. The CEO bases these recommendations upon her assessment of each individual’s performance, the performance of the relevant functions overseen by the individual, benchmark information and retention risk. The Human Resources Committee then reviews the CEO’s recommendations, makes appropriate adjustments and approves compensation changes at its discretion.
Role of the Compensation Consultant
The Human Resources Committee engaged Pearl Meyer to serve as its independent executive compensation consultant for 2024. While Pearl Meyer may make recommendations on the form and amount of compensation, the Human Resources Committee makes all decisions regarding the compensation of our NEOs, subject to the review (and approval in the case of the CEO’s compensation) of the other independent directors. In 2024, Pearl Meyer served the Human Resources Committee in a variety of activities, including:
•Reviewing and advising the Human Resources Committee on evolving trends in executive compensation and as to materials presented by management to the Human Resources Committee;
•Attending 2024 Human Resources Committee meetings and communicating with the Committee Chair between meetings as necessary;
•Providing the Human Resources Committee with advice, pay-for-performance analytics and benchmarking norms related to the compensation of the CEO, the other NEOs and the other ZET members;
•Reviewing our compensation peer group and recommending changes;

50	Zoetis 2025 Proxy Statement

Executive Compensation
•Reviewing our annual incentive and long-term incentive plan designs;
•Reviewing recommendations for stock ownership guidelines for the ZET;
•Reviewing and assessing our incentive and other compensation programs to ensure they do not create undue risk for the Company; and
•Reviewing this CD&A and the related Executive Compensation Tables.
Peer Group and Compensation Benchmarking
Each year, the Human Resources Committee, in consultation with the executive compensation consultant, conducts a review of Zoetis’ compensation peer group of publicly-traded companies that is used for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs and the other ZET members, to determine if any changes are necessary or appropriate. Our peer group selection looks beyond our animal health competitors to a broader list of companies in the pharmaceutical, biotechnology, life sciences and healthcare equipment industries. Additionally, companies with similar revenue and market capitalization, as well as similarities to Zoetis in the nature of their businesses, and the availability of relevant comparative compensation data, are also considered.
The compensation peer group used by the Human Resources Committee in determining 2024 executive compensation was comprised of the 15 companies listed in the table below:

Agilent Technologies, Inc.	Boston Scientific Corporation	Illumina, Inc.	Stryker Corporation
Baxter International Inc.	Elanco Animal Health Incorporated	Intuitive Surgical, Inc.	Thermo Fisher Scientific Inc.
Becton, Dickinson and Company	Gilead Sciences, Inc.	IQVIA Holdings Inc.	Zimmer Biomet Holdings, Inc.
Biogen Inc.	IDEXX Laboratories, Inc.	Mettler-Toledo International Inc.
Zoetis ranked in the 50th percentile in revenue and 70th percentile in total market capitalization among the companies in the above peer group.
In determining the elements of 2024 compensation for our NEOs, we used the following benchmarks:
•Proxy statement data for the peer group as disclosed in each company’s prior year CD&A and executive compensation tables; and
•Willis Towers Watson’s executive compensation survey data from our peer companies and, to ensure robust data for benchmarking purposes, from similarly sized companies in life sciences and other industries.
While the Human Resources Committee does not set a specific compensation level relative to the peer group or survey data, this information is considered by the Human Resources Committee as it applies its judgment to compensation decisions.
In 2024, as part of its annual review of the compensation peer group, the Human Resources Committee reviewed the above companies and decided to remove Illumina, Inc. and Mettler-Toledo International Inc., and to add Edwards Lifesciences Corporation, Vertex Pharmaceuticals, Inc., and Bristol-Myers Squibb Company. These changes were made to align our peer group more closely with our financial size and industry, and with our competitors for talent. The Human Resources Committee believes this group will provide a robust number of peer companies and a good balance of companies of similar size and scope across the various industries in which Zoetis competes for talent. This 16-company peer group will be used by the Human Resources Committee in making 2025 executive compensation decisions.

Zoetis 2025 Proxy Statement	51

Executive Compensation
The Human Resources Committee will continue to review our compensation peer group on an annual basis and will make any adjustments that are deemed to be appropriate for purposes of benchmarking pay levels and pay practices for our CEO, our other NEOs, and the other ZET members.
Role of Management in Compensation Decisions
Our CEO and Chief Human Resources Officer provide the Human Resources Committee with preliminary recommendations for compensation of the NEOs and other members of the ZET other than themselves. The Human Resources Committee, with the advice of its independent compensation consultant, approves the compensation for the NEOs (other than the CEO) and the other members of the ZET, and recommends the compensation of the CEO to our full Board for approval by its independent members.
2024 Compensation Program and Decisions
Compensation Structure
The compensation structure for our executives, including our NEOs, reflects our overall compensation philosophy of emphasizing pay-for-performance and aligning the interests of our executive officers and shareholders. The structure is designed to emphasize incentive compensation over fixed compensation and equity compensation over cash compensation. For all our NEOs, long-term incentive compensation is entirely equity-based and makes up the largest portion of their pay mix. In 2024, 92% of the TTDC of Ms. Peck was incentive-based pay, either subject to achievement of performance goals or with value directly tied to the price of our common stock. For each of our NEOs other than Ms. Peck, on average 76% of TTDC was incentive-based pay.
The table and charts below show the mix of TTDC for our NEOs at the end of 2024. The TTDC for our NEOs reflects their base salaries and target annual incentive opportunities as of the end of the year. The numbers in this table differ from those shown in the 2024 Summary Compensation Table (included later in this proxy statement). The Summary Compensation Table reflects actual base salary and annual incentives earned during 2024 (rather than target amounts), while the table below does not include all compensation information required to be presented in the Summary Compensation Table under the SEC rules.
2024 NEO Compensation Structure*

					Pay Mix
NEO	Base Salary	Target Annual Cash Incentive	Long-Term Equity Incentive	Target Total Direct Compensation	Base Salary	Target Annual Incentive	Long- Term Incentive
Kristin C. Peck	$1,300,000	$1,950,000	$12,750,000	$16,000,000	8%	12%	80%
Wetteny Joseph	$750,000	$712,500	$3,187,500	$4,650,000	16%	15%	69%
Jamie Brannan	$720,000	$648,000	$1,215,000	$2,583,000	28%	25%	47%
Robert J. Polzer	$660,000	$528,000	$1,450,000	$2,638,000	25%	20%	55%
Roxanne Lagano	$650,000	$487,500	$1,362,500	$2,500,000	26%	20%	55%
Heidi C. Chen	$635,000	$444,500	$1,415,000	$2,494,500	25%	18%	57%
Wafaa Mamilli	$650,000	$520,000	$1,380,000	$2,550,000	25%	20%	54%
*    Amounts in this table are as of December 31, 2024, except for Ms. Chen, whose amounts are as of July 16, 2024, which is the date the Company terminated her employment. Percentages may not add due to rounding.

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Executive Compensation
CEO Pay Mix
Average Other NEO Pay Mix

Percentages in the charts above may not add due to rounding.
Base Salary
Base salary is the principal fixed component of the TTDC of our NEOs and is determined by considering the relative importance of the position, the competitive marketplace and the individual’s performance and contributions. In setting base salaries and determining salary increases for our NEOs, the Human Resources Committee considers a variety of factors, including:
•Level of responsibility;
•Internal review of the NEO’s total compensation, both individually and relative to our other officers and executives with similar levels of responsibility within the Company;
•Individual, team and Company performance; and
•General levels of salaries relative to officers and executives with similar responsibilities at peer group companies.
With regard to individual and team performance, the Human Resources Committee considers the CEO’s evaluation of the individual performance of each NEO. Salary levels are typically reviewed annually as part of the Human Resources Committee’s performance review process and would otherwise be reviewed in the context of a promotion or other change in job responsibility.
After taking into consideration the factors listed above, the Human Resources Committee approved increases to the base salaries of Mr. Joseph and Dr. Polzer effective January 1, 2024, as reflected in the section above entitled “Compensation Structure”. Ms. Lagano’s base salary was approved at $600,000 effective January 1, 2024, and was increased to $650,000 effective August 1, 2024, to reflect the new role she assumed as of May 6, 2024. Mr. Brannan’s base salary was approved at $650,000 effective January 1, 2024, and was increased to $720,000 effective November 11, 2024, to reflect the new role he assumed as of that date.

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Executive Compensation
Annual Incentive Plan
Our AIP is our annual cash incentive plan, which is intended to reward all AIP-eligible colleagues, including our NEOs, for achievement of Company financial and strategic/operational goals, as well as achievement of their own individual performance goals as determined by the Human Resources Committee and, in the case of the CEO, the Zoetis Board.

Our AIP utilizes a funded pool approach. An overall target AIP pool for the year is determined by adding together the target AIP payouts for each eligible colleague, including the NEOs. The actual amount of the AIP pool for 2024 was determined by the Human Resources Committee based on the Company’s attainment of the revenue, adjusted diluted EPS and free cash flow goals (weighted 40%, 40% and 20%, respectively) approved by the Human Resources Committee in the first quarter of the year.

2024 AIP Components
The three measures (revenue, adjusted diluted EPS and free cash flow) were selected because they reflect the successful execution of our business strategy, support the achievement of the Company’s annual operating plan, and are metrics that shareholders use to track our performance; more specifically:
•Revenue measures our growth;
•Adjusted diluted EPS(3) measures our profitability; and
•Free cash flow(4) measures our efficient management of working capital and discipline in capital expenditures.
The threshold, target and maximum performance levels for AIP pool funding for 2024 were established by the Human Resources Committee in early 2024. The Human Resources Committee seeks to set goals that are rigorous but attainable. In 2024, our goals for the AIP were set above the prior year’s target goals and results for each metric.
AIP payouts to ZET members also reflect our strategic/operational goals, which are incorporated in both ZET shared objectives and individual objectives, and are established at the beginning of the year. Goals are organized under the Company’s six strategic pillars: (1) lead through innovation across our diverse portfolio; (2) deliver an exceptional experience to delight our customers; (3) power our business through digital solutions and data insights; (4) support a workplace where colleagues can thrive; (5) advance sustainability for a better future; and (6) perform with excellence and agility.
(3)Adjusted diluted EPS (a non-GAAP financial measure) is defined as reported diluted EPS, excluding purchase accounting adjustments, acquisition and divestiture-related costs and certain significant items. Pages 43 to 45 of our 2024 Annual Report on Form 10-K contain a reconciliation of this non-GAAP financial measure to reported results under GAAP for 2024.
(4)Free cash flow is defined as (i) net cash provided by operations ($2,953 million in 2024), minus (ii) capital expenditures ($655 million in 2024). Both net cash provided by operations and capital expenditures are GAAP financial measures and can be found in “Consolidated Statements of Cash Flows” on page 60 of our 2024 Annual Report on Form 10-K.

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Executive Compensation
Company 2024 Performance
The revenue, adjusted diluted EPS and free cash flow target levels and results reflected below and used to determine the funding level of our AIP pool exclude the impact of foreign exchange during 2024. Therefore, the revenue and adjusted diluted EPS metrics utilized for the AIP pool differ from our reported revenue and adjusted diluted EPS results. The impact of foreign exchange, an indirect measure, is excluded because the Human Resources Committee seeks direct measures of the Company’s operating performance.
Our adjusted financial results for determining 2024 AIP achievement are shown in the table below:

	2024 Reported Results	Adjustments**	2024 AIP Results	2024 AIP Target	AIP Results as a Percent of Target
Revenue*	$9,256	$187	$9,443	$9,183	103%
Adjusted Diluted EPS	$5.92	$0.24	$6.16	$5.81	106%
Free Cash Flow*	$2,298	$64	$2,362	$1,789	132%
*    Revenue and free cash flow amounts are in millions of dollars.
**    For purposes of calculating 2024 AIP results, adjustments to exclude the impacts of foreign exchange were made to reported revenue, adjusted diluted EPS and free cash flow amounts. In addition, the 2024 AIP Targets were adjusted to reflect the October 31, 2024 completion of the divestiture of the Company’s medicated feed additive (MFA) product portfolio, certain water soluble products and related assets.
Given these results against the performance metrics, the Human Resources Committee approved an aggregate funding level of 140% of target for payment of awards under the AIP. The Human Resources Committee believes this funding level appropriately recognizes Zoetis’ 2024 financial performance.
The threshold, target and maximum performance levels for AIP pool funding, as well as the actual results for 2024, are shown in the table below:
2024 Annual Incentive Plan: Threshold, Target, Maximum and Actual Performance Levels

■	Threshold	■	Target	■	Maximum	■	Actual
The target payout levels for our NEOs were set by the Human Resources Committee (and, in the case of Ms. Peck, the Board) in February 2024. Payouts under the AIP program range from 0% to 200% of the target level depending on actual performance.

Zoetis 2025 Proxy Statement	55

Executive Compensation
CEO 2024 Performance
In determining Ms. Peck’s 2024 annual incentive payment, the Board and the Human Resources Committee considered the solid financial results achieved by the Company under Ms. Peck’s leadership, including performance against the revenue, adjusted diluted EPS and free cash flow metrics included in the AIP. The Board and the Human Resources Committee also considered Ms. Peck’s other 2024 achievements with respect to our six strategic pillars, including those achievements summarized in the table below.

CEO 2024 Achievements

Financial Achievements	We continued to create shareholder value through our consistently strong financial performance, delivering operational revenue growth and increased profitability.

Lead through Innovation Across Our Diverse Portfolio
In 2024, we saw continued growth of our osteoarthritis (OA) pain therapies and ongoing success in our dermatology and parasiticides franchises with new innovations and regulatory approvals:
•Growth of our OA pain franchise, Librela® and Solensia®, which is improving the quality of life for pets and pet owners.
•Additional innovations for dogs included new claims for Simparica Trio® in the U.S. and Canada for prevention against Asian longhorn tick infestation (Haemaphysalis Iongicornis) and the approval in China for Apoquel® Chewable, the first and only chewable treatment for the control of allergic itch and inflammation in dogs.
•In livestock, we expanded the reach of our innovations through regulatory approvals in markets such as Brazil for Valcor®, a prescription endectocide for the treatment and control of internal and external parasites in cattle; the U.S. for Protivity®, the first modified live vaccine to offer protection against Mycoplasma bovis in healthy cattle; and in Canada for Alpha Ject Micro® 7 ISA, a combination vaccine for Atlantic Salmon, now enhanced with protection against Infectious Salmon Anaemia Virus.

Deliver an Exceptional Experience to Delight our Customers
We expanded and enhanced manufacturing and distribution facilities and diagnostics capabilities in 2024, to best meet customers’ needs for innovative animal health solutions:
•We purchased a manufacturing site in Melbourne, Australia, and expanded our distribution center in Lee’s Summit, Missouri, positioning us to ensure a long-term supply of products for customers.
•We also expanded our diagnostics tools with the addition of AI urine sediment analysis for our Vetscan Imagyst® platform and the launch of Vetscan OptiCell™, our automated complete blood count analysis to enable advanced hematology insights.
•We established a Global Medical Affairs team to provide comprehensive medical support, education and training across the product lifecycle, fostering engagement among medical professionals, and driving global strategies for clinical studies, education and key opinion leader partnerships.

Power our Business through Digital Solutions and Data Insights
Through responsible use of digital technologies and data insights, we continued to revolutionize animal health, from disease prediction to drug discovery:
•In collaboration with researchers at PHARMAQ Analytiq, we created a novel AI-powered prediction model to help Norwegian salmon farmers anticipate potential pancreas disease outbreaks minimizing potential losses and safeguarding their operations.
•We expanded access to generative AI solutions by implementing Microsoft Copilot for all Zoetis colleagues, to boost efficiency in our work. Additionally, our research scientists deployed advanced AI tools to analyze vast datasets, accelerating the discovery and development of innovative medicines and vaccines.

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Executive Compensation

CEO 2024 Achievements

Support a Workplace Where Colleagues can Thrive
Success across our business starts with our greatest asset – our colleagues – and we remained committed to their growth and well-being. In 2024, we expanded career development programs, offered professional coaching, and enhanced benefits to help them thrive:
•We offered continuing education for people leaders to support goal-setting, individual development plans, and effective feedback, and began a 6-month pilot program for individual contributors as we cultivate our next generation of innovative and adaptive leaders.
•A new pet care benefit in the U.S. was adopted, offering telehealth and ready access to pet-sitters, dog-walkers, and boarders, ensuring colleagues can focus on their work while caring for their pets.
•Our high colleague engagement and culture earned Zoetis numerous recognitions in 2024 -- including Great Place to Work honors in Germany, Austria, and Switzerland; Working Mothers and Working Parents 100 Best Companies lists; and Fair360’s Top 50 Companies -- affirming our commitment to fostering a supportive workplace.

Advance Sustainability for a Better Future
In 2024, we made significant strides toward our Driven to Care sustainability aspirations, expanding initiatives and delivering impactful support to communities, animals, and the planet:
•The African Livestock Productivity and Health Advancement (A.L.P.H.A.) initiative continued to expand in Sub-Saharan Africa while the Zoetis Foundation provided millions in funding to supporting veterinarians, farmers, and humanitarian relief efforts.
•Grants included funding for the American Red Cross to aid global disaster preparedness and relief, and for World Food Program USA to enhance farmer livelihoods and access to veterinary services in Kenyan and Ethiopian livestock communities.
•We formed a strategic partnership with Danone to pioneer sustainable innovation in dairy farming, leveraging genetics to breed healthier cows and reimagine the industry’s approach to sustainability.

Perform with Excellence and Agility
At Zoetis, we recognize that the rapid pace of evolving technologies, competition, and global dynamics demand resilience and resourcefulness. In 2024, actions we’ve taken to meet these challenges include:
•Transforming our critical business systems from finance to supply chain to enhance our efficiency, collaboration, and customer service while driving cost savings and scalability. This multi-phased, global effort will enhance our processes, systems, and data to support the complexity of our growing business and strengthen our competitive edge and stay adaptable to market changes.
•In line with our focus on high-growth opportunities, we divested our MFA product portfolio, certain water-soluble products and related assets to Phibro. This strategic move underscores our discipline in investing in areas aligned with our core strengths, such as vaccines, biologics, and genetics in livestock.

After considering these achievements and Ms. Peck’s overall 2024 performance (including relative to the financial metrics described above), the Human Resources Committee recommended, and the Board approved, an AIP payout to Ms. Peck of 140% of target, for an amount of $2,730,000.

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Executive Compensation
Other NEO 2024 Performance
What follows are highlights of individual and business unit/function performance considered in Ms. Peck’s evaluation of the performance of the other NEOs and Ms. Peck’s recommendations for their AIP payouts for 2024. In reviewing the compensation recommendations for the other NEOs and approving their AIP payouts, the Human Resources Committee considered the overall performance of the Company, as well as Ms. Peck’s assessment of each NEO’s individual performance and accomplishments relative to each NEO’s individual performance objectives that were approved by the Human Resources Committee at the start of 2024.

NEO *	2024 Achievements

Wetteny Joseph EVP and CFO
As EVP and CFO, Mr. Joseph:
•Delivered strong financial results and exceeded goals across revenue, Adjusted Diluted EPS and Free Cash Flow in 2024.
•Maintained strong emphasis on SOX with corrective actions taken when deviation rates increased early in the year.
•Increased colleague engagement scores over 2023 levels and saw improvement for 2024 “Zoetis Supports My Individual Development” colleague engagement scores.
•Active co-sponsor of our program to upgrade and transform our enterprise resource planning systems, known as “Next Gen ERP” proving critical input and direction to the team to ensure a successful design and transition to the build phase.
•Completed the double materiality assessment with plans in place to prepare for the completion of the work to comply with the European Union’s Corporate Sustainability Reporting Directive and other related regulations.

Robert J. Polzer EVP and President of Research and Development
As EVP, President of Research and Development, Dr. Polzer led efforts that advanced the Zoetis’ innovative portfolio and generated new product approvals and lifecycle innovations across our product lines worldwide.
Examples of new product approvals included:
•Protivity® for cattle in the UK;
•Valcor® for cattle in Brazil;
•Draxxin® KP for cattle in Japan;
•Lawsotek™ for swine in Mexico;
•AlphaJect® micro7 ISA in Canada
Our product lifecycle innovations included:
•Geographic expansion, new claim, new formulation or new species approvals for these key franchises: Vanguard®, Excenel® RTU EZ, Revolution® Plus, Simparica®, Simparica Trio®, Rispoval® and Synovex®.
•Approval of Apoquel® Chewable for dogs in China.
Maintained momentum in the R&D portfolio, including regulatory submissions and reviews:
•Advanced late-stage development projects such as: long-acting monoclonal antibodies for Pain, long-acting monoclonal antibodies for Allergy-Dermatology, poultry vector vaccines, and avian influenza vaccine.
•Integrated and advanced key projects from the PetMedix and Adivo acquisitions.
•Advanced research-stage renal, cardio and diabetes projects.
•Advanced key long-acting parasitology solutions.

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Executive Compensation

NEO *	2024 Achievements

Jamie Brannan EVP and Chief Commercial Officer beginning November 11, 2024; EVP and Group President International Operations, Aquaculture and Global Diagnostics until November 10, 2024
In 2024, Mr. Brannan’s notable achievements were:
•Exceeded revenue commitments for International Commercial operations while effectively mitigating challenges in the Asia Pacific region, building resilience, focused execution and customer experience.
•Achieved strong progress across key pet care franchises (parasiticides, dermatology and OA Pain) and livestock species groups, reinforcing our market leadership position in the international animal health segment.
•Successfully advanced commercial organizational readiness for transformation projects, including the launch of the Next Gen ERP initiative.
•Maintained high colleague engagement in uncertain macro global dynamic through a strong focus on workplace culture with an emphasis on mental health and wellbeing as key areas.
•Advanced colleague development with a focus on internal candidate promotions to build our internal talent bench and increase organization-wide capabilities.

Roxanne Lagano EVP, General Counsel and Corporate Secretary beginning May 7, 2024; EVP, Chief Human Resources Officer and Global Operations until May 6, 2024
In her role of Chief Human Resources Officer, Ms. Lagano’s achievements included:
•Developed action plans across the enterprise to maintain our world-class colleague engagement scores above industry levels throughout 2024, including implementation of targeted strategies to enhance alignment across teams.
•Expanded talent review and succession planning processes, career development resources and enhanced employee benefits to help our colleagues thrive, with a focus on mental health and well-being, enabling our award-winning culture.
•Drove strategies to ensure colleague and organizational efficiency and agility.
In her role of General Counsel and Corporate Secretary, Ms. Lagano’s achievements included:
•Initiated an organizational assessment of the Legal and Compliance Functions with the goals of enhancing Legal and Compliance business partnership across the enterprise, developing talent and enabling robust succession planning.
•Commenced a review of outside counsel utilization, internal capability building and more focused Legal areas of expertise across the function.

Wafaa Mamilli Former EVP, Chief Digital and Technology Officer and Group President for China, Brazil and Precision Animal Health
In her role as EVP, Chief Digital and Technology Officer and Group President for China, Brazil and Precision Animal Health, Ms. Mamilli achieved:
•Successfully executed against our Generative Artificial Intelligence (AI) strategy and deployed enterprise-wide AI technology to all computer-based colleagues. Advanced our robust AI Governance to continuously monitor and secure AI usage.
•Successfully extended Zoetis’ predictive analytics platform to thirteen international markets beyond the US to assist our commercial sales teams better understand and meet customer needs.
•Maintained strong retention and colleague engagement scores. Inaugurated our capability center in India, improving access to highly-skilled talent crucial for achieving our Tech & Digital objectives.
•Exceeded revenue commitments in Brazil with growth in both livestock and companion animal segments. Navigated through challenging economic down-turn in China and maintained our leadership position in companion animal segments.

*    Ms. Chen’s employment was terminated by the Company effective July 16, 2024, and she received an AIP payout pursuant to the Letter Agreement filed with the SEC as an exhibit to the Form 8-K on May 20, 2024.

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Executive Compensation
NEO AIP Decisions
In February 2025, the Human Resources Committee (and, as related to the CEO’s compensation, the Board) determined the amount of annual incentive earned by each of our NEOs and approved the final payouts to each NEO for 2024. The NEOs’ 2024 annual incentive awards were based on a holistic assessment of:
•The financial performance of Zoetis (measured against targets for revenue, adjusted diluted EPS and free cash flow);
•The financial performance of their respective region/business unit/function measured by annual budgets for revenue and income before adjustments (as applicable);
•The achievement of approved strategic and operational goals for their respective region/business unit/function; and
•An assessment of each NEO’s individual performance including an assessment of whether such performance was in alignment with our Core Beliefs, which define the values and behaviors that we expect all Zoetis colleagues, including our NEOs, to exhibit in carrying out their responsibilities.
The 2024 AIP awards for our NEOs reflecting the Human Resources Committee’s assessment of their performance in 2024 (and, in the case of our CEO, the Board’s assessment of her performance in 2024) are shown in the table below:

NEO	AIP Target Amount	AIP Award % of Target	AIP Award Paid
Kristin C. Peck	$1,950,000	140%	$2,730,000
Wetteny Joseph	$712,500	140%	$997,500
Jamie Brannan(a)	$537,231	140%	$752,123
Robert J. Polzer	$528,000	140%	$739,200
Roxanne Lagano(b)	$448,125	140%	$627,375
Heidi C. Chen(c)	$242,766	128%	$310,740
Wafaa Mamilli	$520,000	120%	$623,740
(a)Mr. Brannan’s AIP Target Amount for the full year 2024 reflects an increase in his AIP target effective November 11, 2024, pursuant to the new role he assumed as of November 11, 2024.
(b)Ms. Lagano’s AIP Target Amount for the full year 2024 reflects an increase in her AIP target effective August 1, 2024, pursuant to the new role she assumed as of May 6, 2024.
(c)Ms. Chen’s AIP Target Amount is pro-rated through her termination of employment date of July 16, 2024. Ms. Chen received an AIP payout in accordance with the terms of her Letter Agreement filed with the SEC as an exhibit to the Form 8-K on May 20, 2024.
Long-Term Incentives
The Zoetis Inc. 2013 Equity and Incentive Plan Amended and Restated as of May 19, 2022 (the “Equity Plan”) is a comprehensive long-term incentive compensation plan that permits us to grant equity-based long-term compensation awards to colleagues and directors. The Human Resources Committee believes that equity-based long-term incentive awards align the interests of management with our shareholders and focus management on our long-term growth. In addition, the Human Resources Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success. In determining the size of equity-based grants, the Human Resources Committee considers the number of shares available under the Equity Plan, the potential dilutive impact of such grants on our shareholders, the individual’s position with us, the appropriate allocation of such grants based on past and projected individual and corporate performance and the level of grants awarded by our peers to similarly situated executives. Accordingly, the value of LTI awards represented 80% of the CEO’s, and an average of 56% of the target total compensation opportunity of the other NEOs.

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Executive Compensation
Our performance award units use relative total shareholder return (“Relative TSR”) as the metric for assessing performance over a three-year performance period. TSR is the appreciation of share price, including dividends, during the performance period. Relative TSR is Zoetis’ TSR as compared to the TSR over the performance period of the “S&P 500 Group”, which we define as the companies comprising the S&P 500 stock market index as of the beginning of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded. Relative TSR was selected because we believe it best aligns the interests of our NEOs with those of our shareholders over the performance period.
Our RSUs and stock option awards issued in 2024 vest on a graded basis over three years (one-third of the award vests on each of the first, second and third anniversaries of the date of grant), assuming continued employment through the vesting date(s). Our performance award units vest in full on the third anniversary of the date of grant, assuming continued employment through the vesting date and subject to the Company’s Relative TSR over the three-year performance period. For all LTI awards, earlier vesting may occur in connection with certain termination conditions, such as retirement, death, disability, restructuring, change in control, etc., that are generally aligned with market practice.
2024 LTI Mix
Long-term incentive awards granted to the Company’s senior leaders (approximately 300 colleagues, including the NEOs) in 2024 were delivered with 50% of the value in performance award units, 25% in RSUs and 25% in stock options. The actual grant-date value of each LTI award was consistent with this mix (please see the “2024 Grants of Plan-Based Awards Table”). We believe the greater emphasis on achievement of the Relative TSR goal in our performance award units aligns the interests of the NEOs with the interests of our shareholders and further enhances the link between pay and performance in our compensation program.

In 2024, long-term incentive awards were delivered through a mix of 50% performance award units and 25% each of stock options and RSUs, to approximately 300 of our senior leaders, including the NEOs. The actual grant-date value of each LTI award was consistent with this mix (please see the “2024 Grants of Plan-Based Awards Table”). We believe that the mix of stock options (which have value only if there is an increase in the value of our stock), RSUs (which focus our executives on sustained growth) and performance award units (which reward the Company’s executives in alignment with the relative return in our shareholders’ investment in the Company over the three-year performance period) that was delivered in 2024 supports our pay-for-performance objective by tying executive awards to shareholder value accretion. Long-term incentive awards were delivered to other eligible Zoetis colleagues generally through RSUs.

Long-Term Incentive Award Mix

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Executive Compensation
The three forms of LTI awards granted to our senior leaders, including the NEOs, are described below:

Performance Award Units

50%	We grant performance award units to enhance the alignment of executive pay with the value created for our shareholders. Performance award units provide executives with the right to receive shares of our stock after the end of the three-year performance vesting period. The number of shares paid, if any, is generally subject to continued employment (with exceptions for certain terminations of employment) and the Company’s Relative TSR over the performance period. Dividend equivalents are credited as additional performance award units to outstanding performance award units and are paid out in shares of our stock at the same time the associated performance award units are paid.
Objectives
•Align the interests of executives with those of shareholders over the performance vesting period.
•Retain executive talent, as performance awards provide an opportunity for higher rewards when the Company’s total shareholder return results exceeds the median of the S&P 500 Group.
•Encourage stock ownership by delivering shares upon settlement in accordance with the Company’s Relative TSR results.
The performance award unit vesting schedule is as follows:

If the Relative TSR for the 2024-2026 performance period is:	The number of shares of stock that will vest is:
Below the 25th percentile of the S&P 500 Group	Zero
At the 25th percentile of the S&P 500 Group	50% of the target number of units
At the 50th percentile of the S&P 500 Group	100% of the target number of units
At or above the 75th percentile of the S&P 500 Group	200% of the target number of units
The number of shares that vest and are paid is determined by linear interpolation when the Relative TSR is between the 25th and 50th or between the 50th and 75th percentiles of the S&P 500 Group.

Stock Options

25%	We view stock options as a form of long-term incentive that focus and motivate attainment of long-term stock price growth. If the stock price does not increase from the level at the date of the grant, the stock options will have no value to the executives. Stock options have a three-year graded vesting period (one-third of the award vests on each anniversary of the grant date).
Objectives
•Encourage our executives to focus on decisions that will lead to the achievement of long-term goals, including long-term stock price growth.
•Retain executive talent, since executives generally must remain with the Company during the vesting period before they can exercise the stock options (with exceptions for certain terminations of employment), and the options have a ten-year term from the date of the grant, generally subject to continued employment with the Company (with exceptions for certain terminations of employment).

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Executive Compensation

Restricted Stock Units

25%	RSUs provide executives with the right to receive shares of our stock over a three-year graded vesting period (one-third vests on each anniversary of the grant date), generally subject to continued employment (with exceptions for certain terminations of employment). Dividend equivalents are credited as additional RSUs to outstanding RSUs and are paid out in shares of our stock at the same time the associated RSUs are paid out.
Objectives
•Encourage our executives to focus on decisions that will lead to the achievement of long-term goals, including total shareholder return over the vesting period.
•Retain executive talent.
•Encourage stock ownership by delivering shares upon settlement.
NEO LTI Decisions
Our NEOs typically receive equity-based grants as part of our annual grant of long-term incentive awards which occurs during the first quarter of each year. The following table sets forth the long-term incentive awards delivered to our NEOs in 2024. In determining the number of shares underlying each applicable award, the value of RSUs is divided by the grant date closing price of Zoetis common stock, the stock option value is divided by the Black-Scholes value as of the grant date and the performance award unit value is divided by the Monte Carlo simulation value as of the grant date (in each case, the number of underlying shares is rounded down to the nearest whole number).

		Value of Equity Awards:			Number of Shares Underlying Awards:
NEO	Total LTI Value	Stock Options	RSUs	Performance Award Units	Stock Options	RSUs	Performance Award Units
Kristin C. Peck	$12,750,000	$3,187,500	$3,187,500	$6,375,000	62,500	16,251	23,724
Wetteny Joseph	$3,187,500	$796,875	$796,875	$1,593,750	15,625	4,062	5,931
Jamie Brannan	$1,215,000	$303,750	$303,750	$607,500	5,955	1,548	2,260
Robert J. Polzer	$1,450,000	$362,500	$362,500	$725,000	7,107	1,848	2,698
Roxanne Lagano	$1,250,000	$312,500	$312,500	$625,000	6,127	1,593	2,325
Heidi C. Chen	$1,415,000	$353,750	$353,750	$707,500	6,936	1,803	2,632
Wafaa Mamilli	$1,380,000	$345,000	$345,000	$690,000	6,764	1,758	2,567
LTI Award Payouts
In February 2025, the Human Resources Committee determined final shares earned for the 2022-2024 performance award unit cycle. Our Relative TSR was at the 17th percentile of the 482 companies remaining in the S&P 500 Group as of December 31, 2024. As a result of the Company’s Relative TSR result, and in accordance with the vesting matrix established at the beginning of the performance period, 0% of the 2022-2024 performance award units vested.

	Performance Targets				Achievement
Performance Period	Metric	Threshold (50%)	Target (100%)	Maximum (200%)	Results	Results as % of Target
January 1, 2022 to December 31, 2024	Relative TSR	25th Percentile	50th Percentile	75th Percentile	17th Percentile	0%

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Executive Compensation
Retirement Benefits
Our U.S.-paid NEOs receive retirement benefits through Zoetis’ U.S. Savings Plan. The Savings Plan is a tax-qualified 401(k) savings plan available to all eligible U.S. colleagues. Participants may elect to contribute up to 60% of their salary and annual incentive payment to the Savings Plan, subject to IRC limitations. We match 100% of the colleague contribution, up to 5% of each colleague’s eligible pay (generally, base salary plus bonuses). We may also contribute a discretionary profit-sharing amount of up to 8% of each colleague’s eligible pay (subject to IRC limitations). For 2024, we contributed 5% of each colleague’s eligible pay (including the NEOs) as a profit-sharing contribution.
To the extent the IRC limitations are exceeded, our Zoetis Supplemental Savings Plan is a non-qualified deferred compensation plan that makes up for amounts that would otherwise have been contributed to the Savings Plan but could not be contributed due to IRC limitations on the amount of compensation that may be taken into account under a tax-qualified plan ($345,000 for 2024). Eligible colleagues, including our NEOs, may elect to defer up to 30% of the amount by which their salary and annual incentive payment exceeds this compensation limit. We match these deferrals at the same rate as under the Savings Plan, i.e., 100% match up to 5% of eligible pay. In addition, our NEOs and certain other executives may elect to defer up to an additional 60% of the amount of their annual incentive payment that is over the IRC 401(a)(17) limit. We do not match these additional deferrals. If a colleague’s profit sharing contribution to the Savings Plan is limited by the compensation or contribution limit, the portion that the colleague was not able to receive in the Savings Plan is credited to the colleague’s account in the Zoetis Supplemental Savings Plan. Accounts are credited with earnings and losses based on the investment performance (positive or negative) of the investment options selected by colleagues. Generally, Zoetis Supplemental Savings Plan accounts are settled in cash after the participant’s separation from the Company.
Mr. Brannan is employed by Zoetis U.K. Limited and receives retirement benefits through Zoetis’ United Kingdom (“U.K.”) tax-qualified defined contribution plan. The U.K. plan is available to all full or part-time U.K. employees who are not otherwise members of a qualifying pension scheme. Under the U.K. plan, the Company contributes 8% of base pay and applicable performance related bonus, and participants may elect to make contributions on a pre-tax basis.
Severance
The Zoetis Executive Severance Plan covers our NEOs and certain other executives (currently 10 colleagues, including the NEOs). We do not maintain individual employment agreements with our executives (other than agreements that are required or customary for executives outside of the United States). Consistent with market practices and those of our peer companies, the plan provides for payment of severance benefits in the event of an involuntary termination of employment (other than for “Cause”(5)) that is not in connection with a “Change of Control”(5), and a higher level of benefits in the event of an involuntary termination of employment (other than for Cause) or a termination for “Good Reason”(5) that occurs upon or within 24 months following a Change of Control. The amounts payable under the plan are shown below:

	Severance (Base Salary)	Continued Health and Life Insurance (at active colleague cost)	Annual Incentive
Non-Change of Control Severance:
CEO	18 months	12 months	1.5x target
Other Participants	12 months	12 months	1x target
Change of Control Severance:
CEO	30 months	18 months	2.5x target
Other Participants	24 months	18 months	2x target
(5)“Cause”, “Change of Control” and “Good Reason” are as defined in the Zoetis Executive Severance Plan.

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Executive Compensation
The salary payments are made as salary continuation in the case of a non-Change of Control severance, and in a lump sum in the case of a Change of Control severance. The annual incentive payments are made in a lump sum under both circumstances. In addition to the benefits reflected in the table, we provide outplacement services to plan participants. All benefits under the plan are subject to the participant’s execution and non-revocation of a general release of all claims against the Company.
Perquisites
We generally maintain a policy prohibiting traditional perquisites of employment (as determined by our Board) for all colleagues, including our NEOs. However, consistent with market practices and those of our peer companies, the Company does provide certain benefits to colleagues serving outside of their home country at the Company’s request, pursuant to our international assignment policy, which benefits fall into the category of perquisites or other personal benefits under applicable SEC rules. In addition, due to heightened security risks during 2024, and based on an independent third-party security study, the Company provided the CEO with personal security protection. We do not consider the provision of such security to be a perquisite since the need for the personal safety and security of our CEO is a business necessity to our Company and our shareholders, and an integral part of our risk management and business continuity plan. Nonetheless, pursuant to SEC guidance, we have reported the aggregate incremental costs in the “All Other Compensation” column of the Summary Compensation Table. These values are not amounts that are paid directly to our CEO.
Compensation Governance Policies and Practices
Stock Ownership Requirements
Our stock ownership guidelines encourage our NEOs to own and maintain a substantial stake in the Company. Our guidelines are established as a multiple of each executive’s base salary. In assessing compliance with the guidelines, we count stock held outright, RSUs, and stock held in benefit plans. Our stock ownership guidelines require NEOs to hold stock with an aggregate market value of the following:
A Zoetis executive must achieve the guidelines before he or she can sell any stock acquired upon the exercise of options or the vesting of other awards, other than stock sold to satisfy the exercise price of stock options or taxes due upon the exercise of options or the vesting or settlement of other awards. All ZET members, including our NEOs, have five years from the date of appointment or hire as a ZET member, as applicable, to achieve the stock ownership requirements. As of the last annual measurement date, all of our NEOs are in compliance with the stock ownership requirements.

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Executive Compensation
Anti-Hedging and Anti-Pledging Policies
Zoetis maintains a policy prohibiting any of our directors or colleagues, including the NEOs and other executive officers, from “hedging” their ownership in shares of our common stock or other equity-based interests in the Company, including by engaging in short sales or trading in derivative securities that are directly linked to our common stock or that are designed to hedge or offset any decrease in the market value of Zoetis securities (including options, futures contracts and equity swaps). Zoetis also maintains a policy prohibiting any of our directors or colleagues, including the NEOs and other executive officers, from pledging Zoetis shares as collateral for loans or for any other purpose.
Clawback and Compensation Recovery Policies
Zoetis maintains a clawback policy that enables the Company to recover any amount determined by the Human Resources Committee to have been inappropriately received by the colleague. Under our clawback policy, the Human Resources Committee shall, to the extent permitted by law, make retroactive adjustments to any cash-based or equity-based incentive compensation paid to colleagues, including our NEOs, where the payment was predicated upon the achievement of specified financial results that are the subject of a subsequent restatement, or where colleagues were found to have altered financial or operational results used to determine award values. Our clawback policy includes recoupment due to willful misconduct or gross negligence which caused or might reasonably be expected to cause significant business or reputational harm to the Company. Additionally, for our senior leaders, a non-competition provision is included for equity-based incentive awards, which permits the Company to recoup equity awards in cases where the provision has been violated.
In October 2023, the Company adopted a compensation recovery policy that complies with the listing standards of the New York Stock Exchange (NYSE) and the Securities Exchange Act of 1934 to require the recovery of erroneously awarded incentive-based compensation from executive officers who received such compensation during the three fiscal years preceding any date the company is required to prepare an accounting restatement. A copy of the compensation recovery policy can be found as an exhibit to our Annual Report on Form 10-K. The NYSE-compliant compensation recovery policy operates in conjunction with the Company’s clawback policy.
Equity Award Grant Practices
The Human Resources Committee establishes the grant date for annual equity awards, including awards of performance award units, RSUs and stock options, at its meeting in early February. The annual equity grant is made within two to four trading days after the Company releases year-end earnings and files its Annual Report on Form 10-K. The grant date for all periodic off-cycle equity awards (e.g., new hire awards) is the last trading day of the month that includes the colleague’s date of hire, date of promotion, or other event date, as applicable. The Human Resources Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2024, we did not grant equity awards to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that disclosed material nonpublic information.
Compensation Risk Assessment
In 2024, the Human Resources Committee considered whether the Company’s compensation policies and practices for its colleagues, including the NEOs, create risks that are reasonably likely to have a material adverse effect on the Company.

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Executive Compensation
In evaluating a compensation risk assessment that was conducted by Willis Towers Watson, and reviewed by Pearl Meyer, the Human Resources Committee’s independent executive compensation consultant, the Human Resources Committee considered the following:
•The mix of cash and equity compensation, which is balanced with a strong emphasis on long-term awards;
•Goals and objectives of the Company’s compensation programs, reflecting both quantitative and qualitative performance measures and avoiding excessive weight on a single performance measure;
•The design of the Company’s sales incentive plans, to ensure the mix of fixed and variable compensation promotes appropriate behaviors among participants;
•Equity compensation granted in the form of stock options, RSUs and performance award units to provide greater incentive to create and preserve long-term shareholder value;
•Regular review of comparative compensation data to maintain competitive compensation levels in light of the Company’s industry, size and performance;
•The Company’s minimum stock ownership guidelines, which ensure that executive officers have a meaningful direct ownership stake in the Company and align executive officers with long-term shareholder interests;
•The Company’s restrictions on engaging in hedging transactions in the Company’s securities; and
•The Company’s clawback policy and NYSE-compliant compensation recovery policy.
Based on its evaluation in 2024, the Human Resources Committee has determined, in its reasonable business judgment, that the Company’s compensation policies and practices as generally applicable to its executive officers and colleagues do not create risks that are reasonably likely to have a material adverse impact on the Company and instead promote behaviors that support a long-term focus and shareholder value creation.
Tax Deductibility of NEO Compensation
Section 162(m) of the IRC disallows a federal income tax deduction to public companies for compensation greater than $1 million paid in any tax year to a covered executive officer, subject to a limited exception for certain arrangements in place as of November 2, 2017. As a result, compensation paid to our NEOs in excess of $1 million generally will not be deductible for federal tax purposes. While the Human Resources Committee considers tax deductibility as one of several relevant factors in determining compensation, it reserves the flexibility to design and maintain executive compensation arrangements that it believes will attract and retain executive talent, even if such compensation is not deductible by the Company for federal income tax purposes.
Executive Transitions
Wafaa Mamilli. Effective November 11, 2024, Wafaa Mamilli, the former Executive Vice President, Chief Digital & Technology Officer and Group President for China, Brazil and Precision Animal Health, transitioned to being an employee advisor to the Company for the remainder of 2024. In early 2025, she left the Company to pursue an external opportunity.
Heidi C. Chen. Effective April 16, 2024, Heidi Chen, the former Executive Vice President, General Counsel, and Corporate Secretary, and Business Lead of Human Health Diagnostics, transitioned to being a non-corporate officer employee of the Company through the date of her involuntary separation from the Company on July 16, 2024. On May 20, 2024, the Company entered into a Letter Agreement with Ms. Chen

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(the “Letter Agreement”), pursuant to which she served as a non-employee consultant from her employment termination date through December 31, 2024, and received a consulting fee in exchange for such advisory services. Ms. Chen also became eligible to receive severance payments and benefits in accordance with the terms of the Zoetis Executive Severance Plan and as set forth in the Letter Agreement. The provision of such severance payments, benefits and consulting fee described in the Letter Agreement is subject to Ms. Chen’s compliance with the terms of the Letter Agreement and the execution of a release of claims in favor of the Company and compliance with certain restrictive covenants.
Report of the Human Resources Committee
The Zoetis Human Resources Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis contained in this proxy statement. Based on its review and discussions with management, the Zoetis Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A filed with the SEC.
THE HUMAN RESOURCES COMMITTEE
Frank A. D’Amelio, Chair
Paul M. Bisaro
Sanjay Khosla
Dr. Antoinette R. Leatherberry
Gregory Norden
Robert W. Scully

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Executive Compensation Tables
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Kristin C. Peck Chief Executive Officer	2024	1,300,000		9,562,347	3,187,500	2,730,000	426,913	17,206,760
	2023	1,200,000		8,774,860	2,924,967	2,106,000	232,026	15,237,853
	2022	1,200,000		8,399,841	2,799,966	1,314,000	289,733	14,003,540
Wetteny Joseph Executive Vice President (“EVP”) and Chief Financial Officer	2024	750,000		2,390,440	796,875	997,500	154,646	5,089,461
	2023	725,000		1,987,233	662,460	763,425	109,654	4,247,772
	2022	700,000		1,724,722	574,967	459,900	95,448	3,555,037
Jamie Brannan(5) EVP and Chief Commercial Officer	2024	659,423		910,910	303,705	752,123	398,450	3,024,611
Robert J. Polzer EVP and President of Research and Development	2024	660,000		1,087,447	362,457	739,200	123,934	2,973,038
	2023	575,000		948,488	316,246	538,200	62,539	2,440,473
Roxanne Lagano(6) EVP, General Counsel and Corporate Secretary	2024	620,833		937,202	312,477	627,375	117,268	2,615,155
Heidi C. Chen(7) Former EVP, General Counsel and Corporate Secretary; Business Lead of Human Health Diagnostics	2024	346,808		1,060,885	353,736	310,740	1,548,932	3,621,101
	2023	635,000		1,023,476	341,249	513,398	91,865	2,604,988
	2022	615,000		993,421	331,234	314,265	106,682	2,360,602
Wafaa Mamilli(8) Former EVP, Chief Digital and Technology Officer and Group President for China, Brazil and Precision Animal Health	2024	650,000		1,034,593	344,964	623,740	130,982	2,784,279
	2023	650,000		997,334	332,493	608,400	98,267	2,686,494
	2022	608,333		824,915	274,980	355,267	114,561	2,178,056
(1)The amounts shown in the “Stock Awards” column represent the aggregate grant date fair values for the Restricted Stock Units (“RSUs”) and the performance award units granted by Zoetis in 2024, 2023, and 2022, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the Consolidated Financial Statements included in Zoetis’ 2024 Annual Report on Form 10-K, filed with the SEC on February 13, 2025 (the “2024 10-K”). Further information regarding the 2024 awards is included in the 2024 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2024 Fiscal Year-End Table. With respect to the performance award units granted by Zoetis in 2024, 2023, and 2022, the amounts included in the “Stock Awards” column of the Summary Compensation Table above represent the target payout at the grant date based upon the probable outcome of the performance conditions. The table below shows the amount of the target payout value at the grant date and the maximum value at the grant date assuming that the highest performance conditions would be achieved for each of the performance award units granted in 2024.

	Performance Award Units Granted in 2024
Name	Grant Date Target Payout ($)	Maximum Value at Grant Date ($)
Kristin C. Peck	6,374,876	12,749,752
Wetteny Joseph	1,593,719	3,187,438
Jamie Brannan	607,285	1,214,570
Robert J. Polzer	724,980	1,449,960
Roxanne Lagano	624,751	1,249,502
Heidi C. Chen	707,245	1,414,490
Wafaa Mamilli	689,779	1,379,558
(2)The amounts shown in the “Option Awards” column represent the aggregate grant date fair values of long-term incentive awards granted to the NEOs by Zoetis in 2024, 2023 and 2022, determined in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the Consolidated Financial Statements included in the 2024 10-K. Further information regarding the 2024 awards is included in the 2024 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2024 Fiscal Year-End Table.

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(3)The amounts shown in the “Non-Equity Incentive Plan Compensation” column represent annual cash incentive awards earned by the NEOs under the Zoetis Annual Incentive Plan for 2024, 2023, and 2022.
(4)The following table sets forth the component amounts presented in the "All Other Compensation" column above for the year ended December 31, 2024:

Name	Company Contributions to Defined Contribution Plans(i) ($)	Company Contributions Under the Zoetis Supplemental Savings Plan(ii) ($)	International Assignment(iii) ($)	Severance(iv) ($)	Consulting Services(v) ($)	Other(vi) ($)	Total ($)
Kristin C. Peck	34,500	305,716	—	—	—	86,697	426,913
Wetteny Joseph	17,775	133,471	—	—	—	3,400	154,646
Jamie Brannan	46,919	—	351,088	—	—	443	398,450
Robert J. Polzer	34,500	84,994	—	—	—	4,440	123,934
Roxanne Lagano	24,750	85,398	—	—	—	7,120	117,268
Heidi C. Chen	34,500	53,963	—	1,107,010	350,000	3,459	1,548,932
Wafaa Mamilli	34,500	91,340	—	—	—	5,142	130,982
(i)The amounts shown in this column for the U.S.-paid NEOs (Ms. Peck, Mr. Joseph, Dr. Polzer, Ms. Lagano, Ms. Chen and Ms. Mamilli) represent the sum of profit sharing and matching contributions under the Zoetis Savings Plan (“ZSP”), a tax-qualified retirement savings plan. Under the terms of the ZSP, the company will match up to 5% of eligible compensation contributed by each employee, subject to limitations under the Internal Revenue Code of 1986, as amended (“IRC”). Mr. Brannan receives retirement benefits through Zoetis’ United Kingdom (“U.K.”) tax-qualified defined contribution plan. The U.K. plan is available to all full or part-time U.K. employees who are not otherwise members of a qualifying pension scheme. Under the U.K. plan, the Company contributes 8% of base pay and applicable performance related bonus, and participant may elect to make contribution on a pre-tax basis.
(ii)The amounts shown in this column represent the sum of profit sharing and matching contributions under the Zoetis Supplemental Savings Plan (“ZSSP”). The ZSSP is discussed in more detail in the 2024 Non-Qualified Deferred Compensation Table.
(iii)Mr. Brannan is employed by Zoetis United Kingdom Limited and in connection with his role of EVP, Chief Commercial Officer, was on assignment in Ireland during 2024. This assignment was at the company’s request and Mr. Brannan received benefits in line with those that are generally available to all Zoetis employees serving in international assignments. In 2024, these benefits included $53,344 for housing, $279,470 for taxes paid by the company and $18,274 for use of a company car related to his assignment.
(iv)Ms. Chen terminated employment with the Company on July 16, 2024 and in accordance with the terms of the Zoetis Executive Severance Plan described in the “Severance” section of the CD&A, and as reflected in the Letter Agreement filed with the SEC as an exhibit to the Form 8-K on May 20, 2024, received severance payments pursuant to her involuntary separation of $1,079,500 and continued health and life insurance benefits valued at $27,510. For additional information please see the “Executive Transitions” section of the CD&A.
(v)From Ms. Chen’s termination of employment date on July 16, 2024 through December 31, 2024, she served as a non-employee consultant and received a consulting payment of $350,000 paid in equal monthly installments.
(vi)The amounts shown in this column include imputed income related to Zoetis' group term life insurance coverage in excess of $50,000. For Ms. Peck the amount shown includes $1,000 of matching contributions made by the Zoetis Foundation under the Zoetis Matching Gifts Program as well as $79,919 of actual costs for physical protection security incurred by the Company. For additional information please see the “Perquisites” section of the CD&A.
(5)Mr. Brannan served as EVP and Group President International Operations, Aquaculture and Global Diagnostics until November 10, 2024, and thereafter served in his current position as EVP and Chief Commercial Officer. Mr. Brannan’s Salary and Non-Equity Incentive Plan Compensation amounts are denominated in U.S. dollars (“USD”); however as he is employed by Zoetis U.K. Limited, these amount are paid to him in British pounds (“GBP”). The conversion rate was set at the beginning of each calendar month, and the average exchange rate was 1.278 USD per GBP.
(6)Ms. Lagano served as EVP, Chief Human Resources Officer and Global Operations until May 6, 2024, and thereafter served in her current position as EVP, General Counsel and Corporate Secretary.
(7)Ms. Chen served in this position until April 15, 2024, as an employee advisor to the Company until July 16, 2024, and as a non-employee consultant until December 31, 2024. For additional information regarding Ms. Chen’s separation, including severance payments, benefits and other fees, please see the “Executive Transitions” section of the CD&A.
(8)Ms. Mamilli served in this position until November 10, 2024, and continued as an employee advisor to the Company for the remainder of 2024.

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2024 Grants of Plan-Based Awards Table
The following table provides additional information about non-equity incentive awards and equity incentive awards granted to our NEOs during the fiscal year ended December 31, 2024. All stock options, RSUs and performance award units granted to our NEOs in 2024 were granted under the Equity Plan and the applicable award agreements. See the discussion under the heading “Long-Term Incentives” in the CD&A for further information about these stock options, RSUs and performance award units.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Kristin C. Peck	Annual Incentive		0	1,950,000	3,900,000
	Stock Options(5)	2/6/2024								62,500	196.14	3,187,500
	Restricted Stock Units(5)	2/6/2024							16,251			3,187,471
	Performance Award Units(6)	2/6/2024				0	23,724	47,448				6,374,876
Wetteny Joseph	Annual Incentive		0	712,500	1,425,000
	Stock Options(5)	2/6/2024								15,625	196.14	796,875
	Restricted Stock Units(5)	2/6/2024							4,062			796,721
	Performance Award Units(6)	2/6/2024				0	5,931	11,862				1,593,719
Jamie Brannan	Annual Incentive		0	520,000	1,040,000
	Stock Options(5)	2/6/2024								5,955	196.14	303,705
	Restricted Stock Units(5)	2/6/2024							1,548			303,625
	Performance Award Units(6)	2/6/2024				0	2,260	4,520				607,285
Robert J. Polzer	Annual Incentive		0	528,000	1,056,000
	Stock Options(5)	2/6/2024								7,107	196.14	362,457
	Restricted Stock Units(5)	2/6/2024							1,848			362,467
	Performance Award Units(6)	2/6/2024				0	2,698	5,396				724,980
Roxanne Lagano	Annual Incentive		0	448,125	896,250
	Stock Options(5)	2/6/2024								6,127	196.14	312,477
	Restricted Stock Units(5)	2/6/2024							1,593			312,451
	Performance Award Units(6)	2/6/2024				0	2,325	4,650				624,751
Heidi C. Chen	Annual Incentive		0	242,766	485,532
	Stock Options(5)	2/6/2024								6,936	196.14	353,736
	Restricted Stock Units(5)	2/6/2024							1,803			353,640
	Performance Award Units(6)	2/6/2024				0	2,632	5,264				707,245
Wafaa Mamilli	Annual Incentive		0	520,000	1,040,000
	Stock Options(5)	2/6/2024								6,764	196.14	344,964
	Restricted Stock Units(5)	2/6/2024							1,758			344,814
	Performance Award Units(6)	2/6/2024				0	2,567	5,134				689,779
(1)The amounts represent the threshold, target and maximum non-equity incentive plan awards under the Zoetis Annual Incentive Plan (AIP) for 2024. The payment for below threshold is 0%. Additional information on the AIP is included in the "Company 2024 Performance" section of the CD&A.
(2)These amounts represent the threshold, target and maximum share payouts under our performance award unit program for the performance period beginning January 1, 2024 and ending December 31, 2026. The payment for below 25th percentile Relative TSR performance is 0%. The target payout is equal to 100% of the granted units and represents the number of performance award units that may be earned for achieving 50th Relative TSR percentile performance. The maximum payout is 200% of the target number of performance award units and represents the number of performance award units that may be earned for achieving 75th or better Relative TSR percentile performance. Dividend equivalent units are accrued through the payout date and increase the target number of performance award units.
(3)The exercise price of the stock options is the closing price of the Company's stock on the grant date.
(4)The amounts shown in this column represent the award values as of the grant date, computed in accordance with FASB ASC Topic 718 based on the assumptions and methodologies set forth in Note 15 to the Consolidated Financial Statements included in the 2024 10-K. For awards granted on February 6, 2024, the stock options are shown using a Black-Scholes-Merton value of $51.00 on the grant date, the RSUs are shown using the company's grant date closing stock price of $196.14, and the performance award units granted are shown using a Monte Carlo simulation model value of $268.71 on the grant date of February 6, 2024. For each NEO, the target grant date values were intended to be distributed with 50% of the total value in performance award unit awards and 25% of the total value each in RSUs and stock option grants; however, there are slight differences in intended value due to rounding down upon the conversion from dollar values to a number of options or units using the grant date values.

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(5)These Zoetis stock option and RSU awards are subject to three-year graded vesting whereby one-third of the award vests on each of the first, second and third anniversaries of the grant date. RSUs accrue dividend equivalent units through the payout date, which are credited as additional restricted stock units.
(6)These performance award units are subject to three-year cliff vesting (100% vests on the third anniversary of the grant date) and are earned based on achievement of a performance goal measured over a three-year performance period beginning January 1, 2024 and ending December 31, 2026. The performance goal is the Company’s Relative TSR. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares (including accrued dividend equivalent units) and depends upon the extent to which the performance goal is achieved, as determined by the Human Resources Committee after the end of the performance period.
Outstanding Equity Awards at 2024 Fiscal Year-End
The following table summarizes the Zoetis equity-based long-term incentive awards made to our NEOs that were outstanding as of December 31, 2024.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Kristin C. Peck	2/27/2015		382	-	46.09	2/26/2025	-		-	-	-
	2/19/2016		20,000	-	41.83	2/18/2026	-		-	-	-
	2/14/2017		32,634	-	55.02	2/13/2027	-		-	-	-
	2/13/2018		24,642	-	73.24	2/12/2028	-		-	-	-
	2/12/2019		20,661	-	87.51	2/11/2029	-		-	-	-
	2/11/2020		55,866	-	144.03	2/10/2030	-		-	-	-
	2/10/2021		61,078	-	160.62	2/9/2031	-		-	-	-
	2/8/2022	(4)	-	54,751	201.30	2/8/2032	14,256	(5)	2,322,730	-	-
	2/8/2023	(6)	22,383	44,765	162.07	2/8/2033	12,234		1,993,286	24,968	4,068,036
	2/6/2024	(6)	-	62,500	196.14	2/6/2034	16,378		2,668,468	23,909	3,895,493
Wetteny Joseph	2/8/2022	(4)	-	11,243	201.30	2/8/2032	2,927	(5)	476,896	-	-
	2/8/2023	(6)	5,070	10,138	162.07	2/8/2033	2,770		451,316	5,655	921,369
	2/6/2024	(6)	-	15,625	196.14	2/6/2034	4,094		667,035	5,977	973,833
Jamie Brannan	2/13/2018		2,764	-	73.24	2/12/2028	-		-	-	-
	2/12/2019		1,465	-	87.51	2/11/2029	-		-	-	-
	2/11/2020		732	-	144.03	2/10/2030	-		-	-	-
	2/10/2021		869	-	160.62	2/9/2031	-		-	-	-
	2/8/2022	(4)	-	1,111	201.30	2/8/2032	289	(5)	47,087	-	-
	2/8/2023	(6)	1,368	2,735	162.07	2/8/2033	747		121,709	1,525	248,468
	2/6/2024	(6)	-	5,955	196.14	2/6/2034	1,560		254,171	2,278	371,155
Robert J. Polzer	2/10/2021		-	-	160.62	2/9/2031	-			-	-
	2/8/2022	(4)	-	5,455	201.30	2/8/2032	1,420	(5)	231,361	-	-
	2/8/2023	(6)	2,420	2,420	162.07	2/8/2033	1,322		215,393	2,699	439,748
	2/6/2024	(6)	-	7,107	196.14	2/6/2034	1,862		303,376	2,719	443,007
Roxanne Lagano	2/11/2020		7,738	-	144.03	2/10/2030	-		-	-
	2/10/2021		7,106	-	160.62	2/9/2031	-		-	-
	2/8/2022	(4)	-	5,377	201.30	2/8/2032	1,400	(5)	228,102	-
	2/8/2023	(6)	2,181	4,361	162.07	2/8/2033	1,191		194,050	2,432	396,246
	2/6/2024	(6)	-	6,127	196.14	2/6/2034	1,605		261,503	2,343	381,745
Heidi C. Chen	2/12/2019		9,921	-	87.51	2/11/2029	-		-	-	-
	2/11/2020		9,581	-	144.03	2/10/2030	-		-	-	-
	2/10/2021		8,758	-	160.62	2/9/2031	-		-	-	-
	2/8/2022	(4)	-	6,477	201.30	2/8/2032	1,369	(5)	223,051	-	-
	2/8/2023	(6)	2,612	5,222	162.07	2/8/2033	-		-	1,395	227,287
	2/6/2024	(6)	-	-	196.14	2/6/2034	-		-	392	63,869
Wafaa Mamilli	2/11/2020		16,951	-	144.03	2/10/2030	-		-	-	-
	2/10/2021		6,279	-	160.62	2/9/2031	-		-	-	-
	2/8/2022	(4)	-	5,377	201.30	2/8/2032	1,400	(5)	228,102	-	-
	2/8/2023	(6)	2,545	5,088	162.07	2/8/2033	1,391		226,636	2,838	462,395
	2/6/2024	(6)	-	6,764	196.14	2/6/2034	1,772		288,712	2,587	421,500
(1)These amounts are rounded to the nearest whole unit and include accrued dividend equivalent units applied after the grant date.

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(2)Based on Zoetis' closing stock price on December 31, 2024, of $162.93.
(3)These performance award units are subject to three-year cliff vesting and are earned, subject to achievement of a performance goal over a three-year performance period beginning January 1st of the year of grant and ending on December 31st of the third calendar year thereafter. Each performance goal is the Company’s relative TSR results as compared to the TSR results of the companies in the S&P 500 Group, measured over the performance period. The number of shares paid under these performance award units, if any, ranges from 0% to 200% of the target number of shares and depends upon the extent to which the performance goal is achieved, as determined by the Human Resources Committee after the end of the performance period.
(4)These Zoetis stock options, RSUs and performance award units are subject to a three-year cliff vesting schedule and vest 100% on the third anniversary of the grant date, and performance award units are earned based on achievement of a performance goal measured over a three-year performance period.
(5)These amounts are the aggregate of Zoetis RSUs that remained unvested as of December 31, 2024, plus, the performance award units for which the performance period ended on December 31, 2024 and the level of performance has been determined to be 0% of the target amount (no payout). The table below shows these amounts for each NEO as of December 31, 2024.

Name	RSU Awards	Earned Performance Award Units	Total Number of Units that Have Not Vested
Kristin C. Peck	14,256	0	14,256
Wetteny Joseph	2,927	0	2,927
Jamie Brannan	289	0	289
Robert J. Polzer	1,420	0	1,420
Roxanne Lagano	1,400	0	1,400
Heidi C. Chen	1,369	0	1,369
Wafaa Mamilli	1,400	0	1,400
(6)These Zoetis stock options and RSUs are subject to a three-year graded vesting schedule and vest one-third each year on the third anniversary of the grant date. Performance award units are subject to a three-year cliff vesting schedule and vest 100% on the third anniversary of the grant date, and performance award units are earned based on achievement of a performance goal measured over a three-year performance period.
2024 Option Exercises and Stock Vested
The following table provides information about the number and value of shares acquired upon vesting of RSUs and performance award units, and the stock options exercised by our NEOs during 2024.

	Option Awards		RSU Awards		Performance Award Units(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(5)
Kristin C. Peck	13,000	1,834,466	20,775	4,089,794	22,107	4,362,153
Wetteny Joseph	—	—	29,400	5,127,548	—	—
Jamie Brannan	—	—	578	113,470	313	61,761
Robert J. Polzer	3,477	55,044	910	178,531	382	75,377
Roxanne Lagano	—	—	2,301	453,105	2,571	507,310
Heidi C. Chen	—	—	3,391	659,701	3,169	625,307
Wafaa Mamilli	—	—	2,200	433,023	2,272	448,311
(1)The performance award units were earned at 97.7% of the established target amount, determined based on Relative TSR performance over the 2021-2023 performance period, and paid as of February 10, 2024.
(2)The value realized when the stock options were exercised represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.
(3)For Ms. Peck, amount represents 6,069 shares from RSUs granted on February 8, 2023 for which the first tranche vested on February 8, 2024 and 14,706 shares from RSUs granted on February 10, 2021 that fully vested on February 10, 2024; For Mr. Joseph, amount represents 1,374 shares from RSUs granted on February 8, 2023 for which the first tranche vested on February 8, 2024 and 28,026 shares from RSUs granted on June 30, 2021 that vested on June 30, 2024. For Dr. Polzer, amount represents 656 shares from RSUs granted on February 8, 2023 for which the first tranche vested on February 8, 2024 and 254 shares from RSUs granted on

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February 10, 2021 that fully vested on February 10, 2024. For Mr. Brannan, amount represents 370 shares from RSUs granted on February 8, 2023 for which the first tranche vested on February 8, 2024 and 208 shares from RSUs granted on February 10, 2021 that fully vested on February 10, 2024. For Ms. Lagano, amount represents 591 shares from RSUs granted on February 8, 2023 for which the first tranche vested on February 8, 2024 and 1,710 shares from RSUs granted on February 10, 2021 that fully vested on February 10, 2024. For Ms. Mamilli, amount represents 689 shares from RSUs granted on February 8, 2023 for which the first tranche vested on February 8, 2024 and 1,511 shares from RSUs granted on February 10, 2021 that fully vested on February 10, 2024. For Ms. Chen, amount represents 707 shares from RSUs granted on February 8, 2023 for which the first tranche vested on February 8, 2024 and 2,108 shares from RSUs granted on February 10, 2021 that fully vested on February 10, 2024 and 576 shares that vested as of her termination of employment date of July 16, 2024.
(4)The value realized upon vesting is based on the closing price of our common stock on the vesting dates of: $195.75 on February 8, 2024; $197.32 on February 10, 2024; $173.36 on June 30, 2024; $182.91 on July 16, 2024.
(5)The performance award units for all NEOs were granted on February 10, 2021 and vested on February 10, 2024. The value realized upon vesting of RSUs and performance award units is based on the closing price of our common stock of $197.32 on February 10, 2024.
2024 Non-Qualified Deferred Compensation Table
The following table summarizes activity during 2024 and account balances as of December 31, 2024, in the Zoetis Supplemental Savings Plan (“ZSSP”).
The key features of the ZSSP are described in the CD&A section, “Retirement Benefits”. Amounts for our NEOs who were Pfizer employees at the time of the IPO include prior non-qualified Supplemental Savings Plan balances held when they served as employees of Pfizer and transferred to the ZSSP.

Name	Plan	Aggregate Balance at January 1, 2024(1) ($)	Executive Contributions in 2024(2) ($)	Company Contributions in 2024(3) ($)	Aggregate Earnings in 2024(4) ($)	Aggregate Balance as of December 31, 2024(5) ($)
Kristin C. Peck	Zoetis Supplemental Savings Plan	5,227,290	152,858	305,716	(194,986)	5,490,878
Wetteny Joseph	Zoetis Supplemental Savings Plan	1,485,538	263,020	133,471	50,392	1,932,421
Jamie Brannan (6)	Zoetis Supplemental Savings Plan	—	—	—	—	—
Robert J. Polzer	Zoetis Supplemental Savings Plan	586,621	76,721	84,994	(71,414)	676,921
Roxanne Lagano	Zoetis Supplemental Savings Plan	3,391,499	94,856	85,398	(105,039)	3,466,714
Heidi C. Chen	Zoetis Supplemental Savings Plan	3,546,092	173,197	53,963	625,385	4,398,637
Wafaa Mamilli	Zoetis Supplemental Savings Plan	1,859,262	182,680	91,340	74,077	2,207,359
(1)Amounts in this column that were reported in the Summary Compensation Table for the years 2022 and 2023 (combined) are as follows: Ms. Peck: $726,310, Mr. Joseph: $771,038, Dr. Polzer: $75,622, Ms. Chen: $485,115, and Ms. Mamilli: $860,183.
(2)Executive contributions to the ZSSP shown in this column are included in the Summary Compensation Table for the year 2024.
(3)Company contribution amounts shown in this column include profit sharing and Company matching contributions and are reflected in the “All Other Compensation” column of the Summary Compensation Table. Company contribution amounts under the tax-qualified ZSP are also reflected in the “All Other Compensation” column of the Summary Compensation Table but not in the table above.
(4)Aggregate earnings are not reflected in the Summary Compensation Table because the earnings are not “above-market”. These amounts include dividends, interest and change in market value.
(5)None of the NEOs took a withdrawal or distribution from the ZSSP in 2024.
(6)Mr. Brannan is employed by Zoetis U.K. Limited and does not participate in the ZSSP for which only U.S. colleagues are eligible.
Potential Payments Upon Employment Termination Table
The NEOs are eligible to receive benefits under the Zoetis Executive Severance Plan which provides for payment of severance benefits in the event of an involuntary termination of employment (other than for “Cause”) that is not in connection with a change in control of the Company (“CIC”) and a higher level of benefits in the event of an involuntary termination of employment (other than for “Cause”) or a termination for “good reason” that is in connection with, or within 24 months after, a CIC. The amounts payable under the Zoetis Executive Severance Plan are summarized in the CD&A under Severance.

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Treatment of long-term incentive awards upon termination of employment is in accordance with the terms of the Equity Plan and the long-term incentive award agreements.
The following table shows the estimated benefits payable upon a hypothetical termination of employment under the Zoetis Executive Severance Plan and the Equity Plan under various termination scenarios, assuming the applicable termination occurred on December 31, 2024. Payment of severance benefits is contingent upon the execution and non-revocation of a release agreement. Further, the Zoetis Executive Severance Plan provides that severance payments or benefits will cease and/or be subject to repayment, as applicable, if a participant violates or breaches the provisions of the release agreement or any other applicable post-employment covenants and restrictions, including, but not limited to, any non-compete, non-disclosure, non-solicitation and/or non-disparagement covenants. Ms. Chen is not included in this table as she was not employed by Zoetis on December 31, 2024 (for additional information on Ms. Chen’s involuntary separation from the Company, please see the “Executive Transitions” section of the CD&A).

Name	Description	Without Cause: Apart from a Restructuring Event or CIC ($)		Without Cause: Restructuring Event ($)		Without Cause or for Good Reason Upon or Within 24 Months Following a CIC ($)		Death or Disability ($)		Voluntary Termination/ Retirement ($)
Kristin C. Peck	Severance	4,875,000	(1)	4,875,000	(1)	8,125,000		—		—
	Benefits Continuation	27,884	(2)	27,884	(2)	41,825	(6)	—		—
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(7)	—		—
	Equity Acceleration	—	(4)	8,073,964	(5)	15,005,710	(3)	15,005,710	(9)	—
	Total	4,921,259		12,995,223		23,190,910	(8)	15,005,710		—
Wetteny Joseph	Severance Amount	1,462,500	(1)	1,462,500	(1)	2,925,000	(6)	—		—
	Benefits Continuation	27,789	(2)	27,789	(2)	41,684	(7)	—		—
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)	—		—
	Equity Acceleration	—	(4)	1,827,482	(5)	3,503,562	(8)	3,503,562	(9)	—
	Total	1,508,664		3,336,146		6,488,621		3,503,562
Jamie Brannan	Severance	1,170,000	(1)	1,170,000	(1)	2,340,000	(6)	—		—
	Benefits Continuation	6,439	(2)	6,439	(2)	9,659	(7)	—		—
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)	—		—
	Equity Acceleration	—	(4)	469,069	(5)	1,046,076	(8)	1,046,076	(9)	—
	Total	1,188,375		1,657,444		3,404,451		1,046,076		—
Robert J. Polzer	Severance Amount	1,188,000	(1)	1,188,000	(1)	2,376,000	(6)	—		—
	Benefits Continuation	18,557	(2)	18,557	(2)	27,835	(7)	—		—
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)	—		—
	Equity Acceleration	640,860	(4)	864,932	(5)	1,637,031	(8)	1,637,031	(9)	640,860	(10)
	Total	1,865,792		2,089,864		4,059,241		1,637,031		640,860
Roxanne Lagano	Severance	1,137,500	(1)	1,137,500	(1)	2,275,000	(6)			—
	Benefits Continuation	26,544	(2)	26,544	(2)	39,817	(7)	—		—
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)	—		—
	Equity Acceleration	598,380	(4)	791,498	(5)	1,467,452	(8)	1,467,452	(9)	598,380	(10)
	Total	1,780,799		1,973,917		3,800,644		1,467,452		598,380
Wafaa Mamilli	Severance Amount	1,170,000	(1)	1,170,000	(1)	2,340,000	(6)	—		—
	Benefits Continuation	19,006	(2)	19,006	(2)	28,508	(7)	—		—
	Outplacement Services	18,375	(3)	18,375	(3)	18,375	(3)	—		—
	Equity Acceleration	—	(4)	872,342	(5)	1,633,834	(8)	1,633,834	(9)	—
	Total	1,207,381		2,079,723		4,020,717		1,633,834		—

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Executive Compensation
(1)These amounts represent severance payable under the Zoetis Executive Severance Plan, equal to 18 months of base salary and target annual incentive for the year of termination for the CEO and equal to 12 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination of employment without Cause.
(2)These amounts represent the cost of 12 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assumes no increase in the cost of coverage.
(3)These amounts represent the program fee for outplacement services for 12 months.
(4)These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause, apart from a CIC or a restructuring event, using Zoetis’ closing stock price of $162.93 on December 31, 2024. Executives that are not retirement-eligible upon termination of employment forfeit their unvested stock options, RSUs and performance award units. Executives that are retirement-eligible at the time of termination of employment receive equity acceleration treatment described in the footnote to the “Retirement” column (Dr. Polzer and Ms. Lagano were retirement-eligible on December 31, 2024).
(5)These amounts represent the value of Zoetis long-term incentive awards that vest on the executive’s involuntary termination of employment without Cause due to a restructuring event, using Zoetis’ closing stock price of $162.93 on December 31, 2024. In the event of the executive’s termination of employment due to a restructuring, unvested RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. For executives that are not retirement-eligible upon termination of employment (Ms. Peck, Mr. Joseph, Ms. Mamilli and Mr. Brannan are not retirement-eligible), unvested stock options will immediately pro-rata vest and will have a three-month term to exercise. For executives that are retirement-eligible (Dr. Polzer and Ms. Lagano are retirement-eligible), unvested stock options held for at least one year will continue to vest under the original vesting schedule and will have the remaining option term to exercise, and unvested stock options held for less than one year (granted in 2024) will immediately pro-rata vest and will have a three-month term to exercise.
(6)These amounts represent severance payable under the Zoetis Executive Severance Plan, equal to 30 months of base salary and target annual incentive for the year of termination for the CEO and equal to 24 months of base salary and target annual incentive for the year of termination for the other NEOs, in each case, in the event of the executive’s involuntary termination without Cause or for Good Reason upon or within 24 months after a CIC.
(7)These amounts represent the cost of 18 months of active health and life insurance coverage at the levels provided to the applicable NEO as of the date of termination of employment and assumes no increase in the cost of coverage.
(8)These amounts represent the value of Zoetis long-term incentive awards that vest upon a qualifying termination following a CIC using Zoetis’ closing stock price of $162.93 on December 31, 2024. In the event of the executive’s involuntary termination of employment without Cause or for Good Reason upon, or within 24 months after, a CIC, all unvested awards will fully vest (performance award units vest at the target level).
(9)These amounts represent the value of Zoetis long-term incentive awards that vest on termination of employment due to death or disability using Zoetis’ closing stock price of $162.93 on December 31, 2024. In the event of the executive’s termination of employment due to death or disability, all unvested awards will fully vest (performance award units vest at the target level).
(10)These amounts represent the value of Zoetis long-term incentive awards that vest upon termination of employment due to retirement (Dr. Polzer and Ms. Lagano are retirement-eligible) using Zoetis’ closing stock price of $162.93 on December 31, 2024 (and, with respect to performance award units, assuming achievement of performance goals at the target level). In the event of the executive’s termination of employment due to retirement, unvested stock options held for at least one year will continue to vest under the original vesting schedule and will have the remaining option term to exercise, while RSUs and performance award units will vest on a pro-rata basis, with payout of performance award units being subject to achievement of pre-established performance goals and determined after the end of the performance period. Any awards held prior to the first anniversary of the date of grant will be forfeited in the event of a termination of employment due to retirement.

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CEO Pay Ratio
Item 402(u) of Regulation S-K (the “SEC Regulation”), which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with the SEC Regulation.
There has been no change in our employee population or employee compensation arrangements that we believe significantly impacts our pay ratio disclosure for 2024. However, our median employee identified in 2023 has since terminated. We thus identified an alternate median employee with similar attributes as the median employee identified in 2023 for our pay ratio disclosure for 2024.
To identify our median employee in 2024, as in 2023, we chose “annual base pay” as our globally consistent definition of pay. We calculated annual base pay as of October 12, 2023, using a methodology that reasonably reflects the annual compensation of employees, which included reasonable estimates of hours worked for hourly workers and annualized base pay for newly hired employees. We chose not to exclude any employees and used a valid statistical sampling approach to estimate the median annual base pay of our global workforce. Then we selected an individual whose base pay was at or near that value.
For 2024, our median employee’s annual total compensation (determined in a manner consistent with that of Ms. Peck in the Summary Compensation Table) was $79,134. Ms. Peck’s total annual compensation for the year ended December 31, 2024, as disclosed in the Summary Compensation Table, was $17,206,760. Therefore, the ratio of Ms. Peck’s pay to our median employee’s pay was 217 to 1.

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Executive Compensation
Pay Versus Performance
The following tables and charts provide additional compensation information regarding our NEOs, prepared in accordance with the SEC’s pay versus performance disclosure regulations for fiscal years 2020 to 2024.
Pay Versus Performance (PVP) Table

	Summary Compensation Table (SCT) Total for CEO(1) ($)	Compensation Actually Paid (CAP) to CEO(1)(2) ($)	Average SCT Total for Other NEOs(1) ($)	Average CAP to Other NEOs(1)(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ in millions)	Revenue (Company Selected Measure) ($ in millions)
Year					Zoetis TSR ($)	S&P 500 Pharmaceuticals Index TSR ($)
2024	17,206,760	759,623	3,351,274	1,095,197	127.80	159.21	2,486	9,256
2023	15,237,853	26,369,229	2,994,932	4,592,358	153.30	147.14	2,344	8,544
2022	14,003,540	(15,709,790)	2,931,816	(3,076,052)	112.80	146.65	2,114	8,080
2021	13,098,491	33,519,679	4,455,516	10,261,897	186.46	135.22	2,037	7,776
2020	10,374,312	15,564,796	3,756,846	6,519,899	125.76	107.52	1,638	6,675
(1)In all years shown Kristin C. Peck was our Chief Executive Officer. The other named executive officers (NEO) represent the following individuals: for 2024, Wetteny Joseph, Robert J. Polzer, Jamie Brannan, Roxanne Lagano, Heidi C. Chen, and Wafaa Mamilli; for 2023, Wetteny Joseph, Heidi C. Chen, Wafaa Mamilli and Robert J. Polzer; for 2022, Wetteny Joseph, Glenn C. David, Heidi C. Chen, and Wafaa Mamilli; for 2021, Wetteny Joseph, Glenn C. David, Catherine A. Knupp, Roman Trawicki and Heidi C. Chen; and for 2020, Glenn C. David, Catherine A. Knupp, Roman Trawicki and Wafaa Mamilli.
(2)To calculate Compensation Actually Paid (CAP) the following amounts were deducted from and added to the Summary Compensation Table (SCT) total compensation:
CEO SCT Total to CAP Reconciliation:

		Deductions from SCT Total(a)
Year	SCT Total ($)	Stock Awards ($)	Options Awards ($)	Additions to SCT Total(b) ($)	Compensation Actually Paid ($)
2024	17,206,760	(9,562,347)	(3,187,500)	(3,697,290)	759,623
2023	15,237,853	(8,774,860)	(2,924,967)	22,831,203	26,369,229
2022	14,003,540	(8,399,841)	(2,799,966)	(18,513,523)	(15,709,790)
2021	13,098,491	(6,929,797)	(2,309,970)	29,660,955	33,519,679
2020	10,374,312	(5,684,840)	(1,894,975)	12,770,299	15,564,796
Average Other NEOs SCT Total to CAP Reconciliation:

		Deductions from SCT Total(a)
Year	SCT Total ($)	Stock Awards ($)	Options Awards ($)	Additions to SCT Total(b) ($)	Compensation Actually Paid ($)
2024	3,351,274	(1,236,913)	(412,369)	(606,795)	1,095,197
2023	2,994,932	(1,239,133)	(413,112)	3,249,671	4,592,358
2022	2,931,816	(1,405,542)	(468,570)	(4,133,756)	(3,076,052)
2021	4,455,516	(2,118,241)	(366,105)	8,290,727	10,261,897
2020	3,756,846	(1,302,977)	(496,860)	4,562,890	6,519,899
(a)These deductions are the amounts listed in the “Stock Awards” and “Option Awards” columns of the SCT and represent the grant date fair value of equity-based awards granted each year.

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(b)Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component for each year is detailed in the supplemental table below:
CEO Equity Component of CAP:

Year	Equity Type	Fair Value of Current Year Equity Awards at End of Year ($)	Change in Value of Prior Years’ Awards Unvested at End of Year ($)	Change in Value of Prior Years’ Awards That Vested During the Year ($)	Equity Value Included in CAP ($)
2024	Stock Options	1,599,375	(2,205,096)	(40,922)	(646,643)
	Restricted Stock Units	2,668,416	(867,090)	5,906	1,807,232
	Performance Award Units	2,859,270	(7,726,027)	8,878	(4,857,879)
	Total	7,127,061	(10,798,213)	(26,138)	(3,697,290)
2023	Stock Options	3,971,133	1,923,431	372,068	6,266,632
	Restricted Stock Units	3,585,639	1,500,387	162,461	5,248,488
	Performance Award Units	8,054,738	3,060,551	200,795	11,316,083
	Total	15,611,510	6,484,369	735,324	22,831,203
2022	Stock Options	1,528,648	(7,897,241)	(931,398)	(7,299,991)
	Restricted Stock Units	2,049,978	(2,672,369)	(234,149)	(856,541)
	Performance Award Units	2,460,116	(12,009,652)	(807,455)	(10,356,991)
	Total	6,038,742	(22,579,262)	(1,973,002)	(18,513,523)
2021	Stock Options	5,709,571	5,052,274	33,020	10,794,866
	Restricted Stock Units	3,523,058	1,469,682	10,165	5,002,905
	Performance Award Units	8,916,215	4,932,126	14,842	13,863,183
	Total	18,148,844	11,454,083	58,027	29,660,955
2020	Stock Options	2,309,500	1,341,931	385,408	4,036,839
	Restricted Stock Units	2,186,374	411,103	103,798	2,701,275
	Performance Award Units	4,749,437	1,128,981	153,769	6,032,186
	Total	9,245,311	2,882,015	642,974	12,770,299
Average Other NEOs Equity Component of CAP:

Year	Equity Type	Fair Value of Current Year Equity Awards at End of Year ($)	Change in Value of Prior Years’ Awards Unvested at End of Year ($)	Change in Value of Prior Years’ Awards That Vested During the Year ($)	Equity Value Included in CAP ($)
2024	Stock Options	177,330	(251,572)	(2,688)	(76,930)
	Restricted Stock Units	303,934	(131,626)	(106,952)	65,356
	Performance Awards Units	324,800	(920,604)	583	(595,221)
	Total	806,064	(1,303,802)	(109,057)	(606,795)
2023	Stock Options	560,869	169,611	46,139	776,619
	Restricted Stock Units	506,345	509,551	20,141	1,036,037
	Performance Award Units	1,137,439	284,615	14,962	1,437,015
	Total	2,204,652	963,777	81,242	3,249,671
2022	Stock Options	255,817	(1,352,757)	(446,281)	(1,543,221)
	Restricted Stock Units	343,039	(1,110,941)	(112,191)	(880,093)
	Performance Award Units	411,640	(1,735,180)	(386,902)	(1,710,442)
	Total	1,010,496	(4,198,878)	(945,373)	(4,133,756)
2021	Stock Options	904,905	1,796,558	22,234	2,723,696
	Restricted Stock Units	1,897,216	490,667	6,844	2,394,727
	Performance Award Units	1,413,054	1,749,257	9,993	3,172,304
	Total	4,215,175	4,036,482	39,071	8,290,727
2020	Stock Options	605,548	908,841	240,880	1,755,269
	Restricted Stock Units	573,225	278,702	64,872	916,799
	Performance Award Units	1,010,271	784,446	96,105	1,890,822
	Total	2,189,044	1,971,988	401,857	4,562,890

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Executive Compensation
List of Most Important Measures
The four items listed below represent the most important metrics we used to determine CAP for 2024 as further described in our CD&A within the sections titled “Annual Incentive Plan” and “Long-Term Incentives”:

Most Important Performance Measures
Relative Total Shareholder Return(a)
Revenue(b)
Adjusted Diluted EPS(b)
Free Cash Flow(b)
(a)Relative Total Shareholder Return is the 3-year performance metric used for Zoetis’ performance award units, which comprise 50% of the long-term incentive compensation of our NEOs, including the CEO. Total Shareholder Return (TSR) is the appreciation of share price, including dividends, during the performance period. Relative TSR is Zoetis’ TSR as compared to the TSR over the performance period of the “S&P 500 Group”, which we define as the companies comprising the S&P 500 stock market index as of the beginning of the performance period, excluding companies that during the performance period are acquired or no longer publicly traded.
(b)Revenue, Adjusted Diluted EPS and Free Cash Flow refer to the measures used to assess performance in determining the funding for our Annual Incentive Plan (AIP) and exclude the impacts of foreign exchange and certain other adjustments as described in the CD&A.
Description of the CAP and Performance Relationship
1.Total Shareholder Return (TSR): Zoetis versus S&P 500 Pharmaceuticals Index
The graph below compares an initial investment in our common stock of $100 on December 31, 2019, versus the same investment in the S&P 500 Pharmaceuticals Index (assuming dividends, if any, were reinvested). It should be noted that the companies in the S&P 500 Pharmaceuticals index are not the same as those used for our compensation benchmarking, nor are they the same as the S&P 500, which is the group of companies we use to determine Relative TSR for the company’s performance award unit metric, as described in the CD&A.
TSR: Zoetis vs. S&P 500 Pharmaceuticals Index

Zoetis TSR	S&P 500 Pharmaceuticals TSR

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Executive Compensation
2.Compensation Actually Paid (CAP) versus Zoetis TSR
The graph below compares the Compensation Actually Paid (CAP) of the CEO and the Other NEOs, to Zoetis’ TSR for the five fiscal years beginning with 2020. As the graph shows, the CAP to the CEO and Other NEOs is directionally aligned with the Company’s TSR.
CAP vs. TSR: Zoetis

■	CEO Cap	■	Other NEO Avg. CAP	Zoetis TSR
3.CAP versus Net Income
The graph below compares the CAP of the CEO and the Other NEOs, to Zoetis’ net income for the five fiscal years beginning with 2020. Net Income has steadily increased while the CEO and Other NEOs CAP has varied by year. Zoetis does not use net income as a metric in its compensation incentives.
CAP vs. Net Income
($ in millions)

■	CEO Cap	■	Other NEO Avg. CAP	Net Income

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Executive Compensation
4.CAP versus Revenue (Company Selected Measure)
The graph below compares the CAP of the CEO and the Other NEOs, to Zoetis’ revenue for the five fiscal years beginning with 2020. Revenue has steadily increased while the CEO and Other NEOs’ CAP has varied by year. While revenue is a metric in Zoetis’ AIP, the weight of equity-based LTI — which primarily reflect stock price and relative TSR — exceeds the weight of our annual incentive in the total compensation for executives.
CAP vs. Revenue (CSM)
($ in millions)

■	CEO Cap	■	Other NEO Avg. CAP	Revenue
Equity Compensation Plans
The following table shows shares reserved for issuance for outstanding awards granted under the Company’s Equity Plan as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by security holders	2,365,240	$88.05	13,127,139
Equity compensation plans not approved by security holders	—	—	—
Total	2,365,240	$88.05	13,127,139
(1)Includes 1,447,949 stock options, 580,464 shares underlying RSUs, 270,509 shares underlying performance award units and 66,318 shares underlying deferred stock units.
(2)Assumes maximum payout of outstanding performance award units, excluding the 2022 performance award units for which the performance period ended on December 31, 2024 and the level of performance has been determined to be 0% of the target amount (no payout).

82	Zoetis 2025 Proxy Statement

Audit Committee Matters

ITEM 3 Ratification of Appointment of KPMG as Our Independent Registered Public Accounting Firm for 2025
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. At least annually, the Audit Committee reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines in order to determine whether to reappoint such firm as our independent registered public accounting firm.
Based on its review, the Audit Committee has appointed KPMG as our independent registered public accounting firm for the year ending December 31, 2025. The Audit Committee and Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders. KPMG has served as our independent accounting firm continuously since 2013, and also audited our financial statements for 2011 and 2012, when we were wholly owned by Pfizer. We are asking shareholders to ratify the appointment of KPMG for 2025. If shareholders fail to ratify the appointment, the Audit Committee will reconsider the selection of such firm. One or more representatives of KPMG will be present at the Annual Meeting of Shareholders, will be given the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Item 3 Recommendation: Our Board unanimously recommends that you vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for 2025.

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Audit Committee Matters
KPMG Fees and Services
The following table sets forth the aggregate fees for professional services billed or to be billed by KPMG for the years ended December 31, 2024 and 2023 for the audits of our financial statements, and fees for other services rendered by KPMG during those periods.

	2024	2023
Audit fees	$11,585,616	$11,568,500
Audit-related fees	2,014,143	83,900
Tax fees	917,165	1,232,007
All other fees	—	100,000
Total fees	$14,516,924	$12,984,407
Audit fees consist of fees for professional services for the audit or review of the Company’s consolidated financial statements and for the audit of internal control over financial reporting, or for audit services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements, and comfort letters. Audit fees include reimbursement for direct out-of-pocket travel and other sundry expenses, which were approximately $253,000 for each of the years ended December 31, 2024 and 2023.
Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under Audit fees, including audits of employee benefit plans, audits and reviews of carve-out financial statements, and assessment services performed during pre-implementation for systems that will not be moved into production until subsequent fiscal years.
Tax fees consist primarily of fees for tax advice and planning, and tax compliance including the review and preparation of statutory tax returns and other tax compliance related services.

84	Zoetis 2025 Proxy Statement

Audit Committee Matters
Policy on Pre-Approval of Audit Firm Services
Consistent with the requirements of the SEC and the Public Company Accounting Oversight Board regarding auditor independence, our Audit Committee is responsible for appointing, setting the compensation of and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.
Prior to engagement of the independent registered public accounting firm for the next year’s audit, the independent registered public accounting firm reviews with management and submits for Audit Committee approval a list of services and related fees expected to be rendered during that year within each of the four categories of services:
•Audit services include audit work performed on the financial statements, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, audits in connection with statutory and regulatory filings, and discussions surrounding the proper application of financial accounting and/or reporting standards.
•Audit-related services are assurance and related services that are traditionally performed by the independent registered public accounting firm, including employee benefit plan audits, audits and reviews of carve-out financial statements, and assessment services performed during pre-implementation for systems that will not be moved into production until subsequent fiscal years.
•Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; support of other tax-related regulatory requirements; and tax compliance and reporting.
•All other services are those services not captured in the audit, audit-related or tax categories.
Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category, and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
All of the services relating to the fees set forth in the above table for 2024 and 2023 were pre-approved by our Audit Committee in accordance with the above policy.

Zoetis 2025 Proxy Statement	85

Audit Committee Matters
Report of the Audit Committee
A key role of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting, internal controls and audit functions. As set forth in the written charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control.
The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for auditing the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”), and expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. KPMG has served as the Company’s independent registered public accounting firm continuously since 2011.
In the performance of its oversight function, the Audit Committee met with KPMG, management and the Company’s Chief Audit Executive to assure that all were carrying out their respective responsibilities. Both KPMG and the Chief Audit Executive had full access to the Audit Committee, including regular meetings without management present. In addition, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and KPMG. The Audit Committee also has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Furthermore, the Audit Committee (i) has received from KPMG the written disclosures and letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence; (ii) has discussed with KPMG their independence from the Company and its management; and (iii) has considered whether KPMG’s provision of non-audit services to the Company is compatible with maintaining the auditors’ independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or a member thereof.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements for the fiscal year ended December 31, 2024, be included in the Company’s 2024 Annual Report on Form 10-K that was filed with the SEC on February 13, 2025. The Audit Committee also approved the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2025.
THE AUDIT COMMITTEE
Gregory Norden, Chair
Frank A. D’Amelio
Dr. Antoinette R. Leatherberry
Louise M. Parent
Robert W. Scully

86	Zoetis 2025 Proxy Statement

Shareholder Proposal

ITEM 4 Shareholder Proposal Regarding a Special Shareholder Meeting Improvement
In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent. The shareholder proposal and supporting statement appear in the form in which the Company received them and may contain statements that are inaccurate. As explained below, our Board unanimously recommends that shareholders vote AGAINST this proposal.
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has advised that he is the beneficial owner of at least 40 shares of Zoetis common stock for more than three years and intends to introduce the following shareholder proposal at the Annual Meeting.
Proposal 4 — Support for Special Shareholder Meeting Improvement

Item 4 Recommendation: Our Board unanimously recommends that you vote AGAINST the shareholder proposal regarding a special shareholder meeting improvement.

Shareholders ask our Board of Directors to remove the current provision that considers the voice of certain Zoetis (ZTS) shareholders as non-shareholders. Currently all shares not held for one continuous year are considered non-shareholders if they seek to call for a special shareholder meeting on an important matter.
The current one-year exclusion for all shares held for less than one continuous year makes the current so-called shareholder right to call for a special shareholder meeting useless. There is no point to have useless right on the books of ZTS.
The reason to enable all shareholders to call for a special shareholder meeting is to allow one shareholder or a group of shareholders to quickly acquire ZTS shares to equal the challenging 25% share ownership requirement from all shares outstanding to call for a special shareholder meeting when there is an urgent matter to consider in order to incentivize a turnaround of ZTS.

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Shareholder Proposal
This is becoming more important given the long-term lackluster ZTS stock price. ZTS stock was at $244 in 2021 and at only $175 in late 2024 during a robust stock market.
The best strategies for turning around a company do not necessarily come from a company’s existing shareholders.
If ZTS continues to have lackluster performance, ZTS shareholders and potential ZTS shareholders will not even consider acquiring more shares in order to call for a special shareholder meeting, if they have to wait one-year to call for a special shareholder meeting. A one-year holding period makes no sense. An emergency or a continued worse than lackluster stock price demands an immediate response.
The fact that one shareholder or a group of shareholders can quickly acquire more shares to call for a special shareholder meeting is an incentive for ZTS Directors to avoid such an emergency situation in the first place since the continued service of the worst performing ZTS Directors could be terminated by a special shareholder meeting. This is a good incentive for the ZTS Directors to have for the benefit of all shareholders.
At a minimum this proposal alerts shareholders to the severe limitation, to the point of uselessness, baked into the current ZTS rules for shareholders to call for a special shareholder meeting.
Please vote yes:
Support for Special Shareholder Meeting Improvement — Proposal 4
Board Recommendation
The Board recommends you vote AGAINST this proposal for the following reasons.
Our Board has carefully considered this shareholder proposal, to eliminate the one-year holding requirement to exercise the shareholder right to call a special meeting, and believes that the proposal is not necessary in light of the existing meaningful shareholder right to call a special meeting, which was overwhelmingly approved by Zoetis’ shareholders in 2023. Further, the shareholder proposal would increase the potential for misuse by shareholder groups with no long-term interest in Zoetis and is not in the best interest of Zoetis or our shareholders, as outlined below.
Our Shareholders Already Approved in 2023 a Meaningful Right to Call a Special Meeting of Shareholders
Zoetis’ existing shareholder right to call a special meeting, including the one-year holding requirement, appropriately balances shareholder rights with the protection of the long-term interests of Zoetis and our shareholders.
In 2023, our Board sought shareholder approval of an amendment to our Restated Certificate of Incorporation (the “Certificate”) to allow shareholders owning a combined 25% of Zoetis’ outstanding shares continuously for at least one year the power to call a special meeting in accordance with, and subject to, the provisions set forth in the Certificate and our Amended and Restated By-laws (the “By-laws”).

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Shareholder Proposal
The applicable By-laws, including the requirement that shareholders exercising the special meeting right have owned the shares continuously for at least one year, are intended to balance enabling shareholders to vote on important matters with the potential abuse of this right by minority shareholders with short-term interests and the associated cost and distraction that could arise as a result of its exercise. The one-year holding period requirement in the Certificate was specifically described in the proxy statement proposal for the 2023 annual meeting of shareholders and received overwhelming support by our shareholders. The amendment to our Certificate, including the one-year holding requirement, received the support of over 99% of votes cast (excluding abstentions). Based on this vote, the amendment to our Certificate was implemented and our Board adopted the related By-law amendments.
Following the conclusion of the 2023 annual meeting of shareholders, management engaged with a significant number of our shareholders, including 27 out of our top 30 shareholders, representing over 50% of our outstanding shares. At none of these engagements did we receive any feedback from any of our shareholders that further action needed to be taken on special meeting rights. Furthermore, during our 2024 shareholder outreach, we reached out to holders of over 50% of our outstanding shares and met with shareholders representing over 25% of our outstanding shares; shareholders overwhelmingly expressed support for the existing shareholder right to call a special meeting.
Because our shareholders decisively approved the one-year holding period requirement for special meetings in 2023, and have not since expressed any negative feedback regarding this requirement, our Board opposes this proposal because it contradicts the expressed interests of our shareholders.
Elimination of the One-Year Holding Requirement Would Increase the Potential for Misuse of the Special Meeting Right by Shareholder Groups With no Long-Term Interest in Zoetis
Special meetings impose significant costs, both administratively and operationally. When a special meeting is called, our Board, management and colleagues must devote significant time and attention to preparing for it, which diverts time and attention away from their primary focus of overseeing and operating Zoetis’ business. Therefore, special meetings should be reserved for extraordinary and time-sensitive issues that cannot be delayed until our next annual meeting and only when a substantial portion of shareholders with long-term interests agree that a special meeting must be called.
Shareholders with short-term interests should not be entitled to cause such significant expense and distraction to advance their own particular interests, which may not be shared more broadly by shareholders. Eliminating the one-year holding period requirement, as requested by the proposal, would empower short-term investors to the detriment of the Board’s and management’s ability to protect the interests of our long-term shareholders.
Furthermore, the one-year holding period is consistent with the minimum holding period established by the SEC under Rule 14a-8 of the Securities and Exchange Act of 1934, to enable a shareholder to include a proposal in an issuer’s proxy statement. The SEC has indicated that the holding period should be set such that a shareholder has some meaningful “economic stake or investment interest” in a company before the shareholder may draw on company and shareholder resources and command the time and attention of other shareholders to consider and vote on the proposal. Our Board believes the SEC’s reasoning is equally applicable to Zoetis’ existing one-year holding requirement for shareholders seeking to call a special meeting; holding shares for at least one year demonstrates an appreciation of and commitment to the long-term success of Zoetis and our efforts to create sustainable, long-term value for our shareholders.

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Shareholder Proposal
Zoetis is Committed to Strong and Effective Corporate Governance Practices and Routinely Conducts Shareholder Engagement to Ensure Accountability and Responsiveness
Zoetis is committed to maintaining robust corporate governance practices and procedures, including shareholder engagement initiatives, to support our strategy while ensuring accountability and responsiveness to shareholders. Our Board regularly reviews our corporate governance structure, practices and procedures, taking into account market practices and trends and shareholder feedback, and is responsive to what is in the best interests of Zoetis and our shareholders. See “Key Governance Features” on page 23 for a summary of the best practices we have adopted to support our corporate governance.
Summary
For the reasons outlined above, including shareholders’ existing right to call a special meeting, our Board believes that the shareholder proposal is both unnecessary and not in the best interests of Zoetis or our shareholders. Our current one-year holding requirement was considered and approved by nearly all shareholders at our 2023 annual meeting of shareholders and, consistent with SEC reasoning, strikes the appropriate balance between protecting the rights and interests of our long-term shareholders and mitigating the risk of abuse. Moreover, Zoetis’ strong corporate governance practices, including its commitment to ongoing dialogue with shareholders, and our Board’s track record of responsiveness provides shareholders with an ongoing ability to raise important matters with our Board and management. Accordingly, our Board unanimously recommends that shareholders vote AGAINST this proposal.

90	Zoetis 2025 Proxy Statement

Ownership of Our Common Stock

Stock Ownership Tables
The tables below show how many shares of Zoetis common stock certain individuals and entities beneficially owned as of March 20, 2025. These individuals and entities are (1) owners of more than 5% of the outstanding shares of our common stock, (2) our current directors, (3) the executive officers named in the Summary Compensation Table on page 69, and (4) all our current directors and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares unless otherwise described below. All share amounts are rounded to the nearest whole share.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class (%)(1)
5% Beneficial Owners:
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	36,492,748	8.18%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	40,332,692	9.04%
(1)Percentages based on 446,179,988 shares outstanding on March 20, 2025.
(2)Based on a Schedule 13G/A that BlackRock Inc. filed with the SEC on January 26, 2024, which contained information as of December 31, 2023. Such Schedule 13G/A states that BlackRock Inc. has sole voting power with respect to 32,997,931 shares of Zoetis common stock, sole dispositive power with respect to 36,492,748 shares of Zoetis common stock and shared voting and dispositive power with respect to 0 shares of Zoetis common stock.
(3)Based on a Schedule 13G/A that The Vanguard Group filed with the SEC on February 13, 2024, which contained information as of December 31, 2023. Such Schedule 13G/A states that The Vanguard Group has sole voting power with respect to 0 shares of Zoetis common stock and sole dispositive power with respect to 38,350,112 shares of Zoetis common stock, has shared voting power with respect to 614,153 shares of Zoetis common stock and shared dispositive power with respect to 1,982,580 shares of Zoetis common stock.

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Ownership of Our Common Stock

Name of Beneficial Owner	Common Stock(1)		Deferred Stock Units(2)	Vested Options(3)	Total
Directors and Named Executive Officers:
Paul M. Bisaro	24,243		—	—	23,018
Vanessa Broadhurst	1,857		—	—	1,857
Frank A. D’Amelio	14,808		18,629	—	33,437
Gavin D.K. Hattersley	2,216		—	—	2,216
Sanjay Khosla	9,808	(4)	18,629	—	28,437
Antoinette R. Leatherberry	4,067		1,479	—	4,629
Michael B. McCallister	27,687	(4)	10,806	—	37,581
Gregory Norden	16,954	(4)	10,806	—	26,843
Louise M. Parent	15,260		9,996	—	24,497
Willie M. Reed	11,245		4,916	—	16,161
Robert W. Scully(5)	22,133	(4)	15,883	—	36,791
Mark Stetter	—		—	—	—
Kristin C. Peck	95,006		—	335,231	430,236
Wetteny Joseph	18,967		—	26,591	45,556
Robert Polzer	6,193		—	10,244	17,243
Jamie Brannan	2,589		—	11,661	14,250
Roxanne Lagano	16,593		—	26,625	43,217
Heidi C. Chen(6)	31,293		—	39,960	73,864
Wafaa Mamilli(7)	6,685		—	25,951	35,636
Directors and current executive officers as a group (21 persons)(8)	299,659		91,144	437,919	818,722
Totals in the above table might not equal summation of the columns due to rounding.
(1)Represents shares of our common stock directly or indirectly owned by each listed person, including shares held in our 401(k)plan, UK share ownership plan, and by members of his or her household, and held individually, jointly or pursuant to a trust arrangement.
(2)Represents shares underlying vested deferred stock units and related dividend equivalents, which are credited as additional deferred stock units, held by non-employee directors, which directors have a right to acquire within 60 days after leaving our Board.
(3)Represents shares underlying vested stock options granted to our executive officers pursuant to the Equity Plan.
(4)Includes the following shares held in personal or family trusts: Mr. Khosla, 7,916; Mr. McCallister, 25,854; Mr. Norden, 15,111; and Mr. Scully, 7,590. For Mr. Scully also includes 10,589 shares held in a charitable foundation of which Mr. Scully is a trustee.
(5)Mr. Scully is not standing for re-election but will continue to serve until the 2025 Annual Meeting of Shareholders.
(6)Ms. Chen ceased serving in her role as Executive Vice President, General Counsel and Corporate Secretary, and Business Lead of Human Health Diagnostics, effective April 16, 2024. We have no information regarding her common stock holdings as of March 20, 2025. Accordingly, information regarding her common stock holdings is presented as of April 16, 2024.
(7)Ms. Mamilli ceased serving in her role as Executive Vice President, Chief Digital & Technology Officer and Group President for China, Brazil and Precision Animal Health. We have no information regarding her common stock holdings as of March 20, 2025. Accordingly, information regarding her common stock holdings is presented as of December 31, 2024.
(8)The directors and executive officers as a group do not own more than 1% of the total outstanding shares based on 446,179,988 shares outstanding on March 20, 2025.

92	Zoetis 2025 Proxy Statement

Transactions with Related Persons

Policy Concerning Related Person Transactions
Our Board has adopted a written policy regarding the review and approval of transactions with related persons. This policy provides that the Board’s Corporate Governance and Sustainability Committee will review each transaction, arrangement or relationship in which we are a participant if the amount involved exceeds $120,000 and/or a “related person” has a direct or indirect material interest. In general, “related persons” are our directors and executive officers, shareholders beneficially owning more than 5% of our outstanding stock, and any immediate family members of such persons. We refer to such a transaction as a “related person transaction.”
The policy calls for every proposed related person transaction to be reviewed by the Corporate Governance and Sustainability Committee and, if deemed appropriate, approved by the Committee. The Committee is required to consider all of the relevant facts and circumstances, and to approve only those transactions that, in light of known circumstances, it determines to be in Zoetis’ best interests. If we become aware of an existing related person transaction which has not been reviewed and approved under the policy, the matter will be referred to the Committee, which will evaluate all available options, including revision or termination of the transaction.
Any member of the Corporate Governance and Sustainability Committee who has an interest in the transaction being reviewed may not participate in the review but may be counted towards a quorum of such Committee. The Chair of the Corporate Governance and Sustainability Committee may review and approve a related person transaction if it is not practical or desirable to delay a review of a transaction until the next meeting of the Committee, and the Chair would then report on the review to the Committee at its next regularly scheduled meeting.
A copy of our Corporate Governance Principles, which includes our policy on Related Person Transactions, can be found in the Corporate Governance section of our website at www.zoetis.com.
Related Person Transactions
There are no relationships or transactions with related persons during fiscal year 2024 that are required to be disclosed in this Proxy Statement under SEC rules.

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Information About the Annual Meeting and Voting

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board for the 2025 Annual Meeting of Shareholders and for any adjournment or postponement thereof. We mailed our proxy materials on or about April 9, 2025 and filed our definitive proxy materials with the SEC on April 9, 2025.
Virtual Annual Meeting Information
We are conducting our 2025 Annual Meeting of Shareholders virtually through a live audio webcast, and online shareholder tools will be available. The meeting will be held at 8:00 a.m. Eastern Daylight Time on Wednesday, May 21, 2025 at www.virtualshareholdermeeting.com/ZTS2025. (Information contained on this website is not incorporated by reference into this proxy statement or any other report we file with the SEC.) We are implementing a virtual meeting format again this year as the virtual meeting format enables full and equal participation by all our shareholders from any location in the world at little to no cost.
You are entitled to participate in the Annual Meeting of Shareholders if you were a shareholder as of the close of business on March 28, 2025, the record date, or hold a valid proxy for the meeting. You will be able to attend the 2025 Annual Meeting of Shareholders online, vote your shares electronically and submit questions online during the meeting by logging in to the website listed above using the 16-digit control number included in your notice of internet availability of proxy materials, on your proxy card or on any additional voting instructions accompanying these proxy materials.
Online check-in will start shortly before the meeting on May 21, 2025. We recommend that you log in at least 15 minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page.
We designed the format of our 2025 Annual Meeting of Shareholders to ensure that our shareholders who virtually attend will be afforded the same rights and opportunities to participate as they would have at an in-person meeting and to enhance shareholder access, participation and communication through online tools. For example, the format of our 2025 Annual Meeting of Shareholders will include the following:
•As part of the 2025 Annual Meeting of Shareholders, we will hold a live Q&A session, during which we will answer questions as they come in, as time permits. You may submit a question during the meeting via our virtual shareholder meeting website, www.virtualshareholdermeeting.com/ZTS2025. If your question is properly submitted during the relevant portion of the meeting agenda, a Company representative will respond to your question during the live webcast, as time permits. Questions on similar topics may be combined and answered together and questions that are determined to be irrelevant or inappropriate will not be addressed.
•Shareholders will be able to vote their shares electronically during the meeting (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2025 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.

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Information About the Annual Meeting and Voting
•The live audio webcast will be available to shareholders and other guests at the time of the meeting. If you do not have your 16-digit control number that is printed on your notice of internet availability of proxy materials or your proxy card (if you received a paper or electronic copy of the proxy materials), you will only be able to listen to the Annual Meeting of Shareholders and will be unable to vote or ask questions.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the support team listed on the virtual meeting website at www.virtualshareholdermeeting.com/ZTS2025.
How Do I View the Proxy Materials Online?
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 21, 2025
Our proxy statement and 2024 Annual Report are available online at www.proxyvote.com.
We are furnishing proxy materials to our shareholders primarily via “Notice and Access” delivery. On or about April 9, 2025, we mailed to our shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our proxy statement and 2024 Annual Report and vote online.
You will not receive a printed, paper copy of our proxy materials unless you request one. You may request a paper or e-mail copy of your proxy materials at www.proxyvote.com, or by calling 1 (800) 579-1639, or by sending an email with your control number in the subject line to sendmaterial@proxyvote.com.
How Can I Vote by Proxy?
Your vote is important, and we encourage you to vote as soon as possible, even if you plan to attend the 2025 Annual Meeting of Shareholders via webcast. You may vote shares that you owned as of the close of business on March 28, 2025, the record date for the 2025 Annual Meeting of Shareholders.
Your proxy authorizes another person to vote your shares on your behalf at the 2025 Annual Meeting of Shareholders. If your valid proxy is timely received using one of the methods outlined below, the persons designated as proxies will vote your shares per your directions. Our Board has appointed Roxanne Lagano, Salvatore J. Gagliardi and Lauren Luptak as proxies to vote your shares on your behalf. Should any matter not referred to in this proxy statement properly come before the 2025 Annual Meeting of Shareholders, the designated proxies will vote in their discretion.
You may vote by proxy in the following ways:

By telephone	By calling 1 (800) 690-6903 (toll free)	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 20, 2025

By internet	Online at www.proxyvote.com	24 hours a day until 11:59 p.m., Eastern Daylight Time, on May 20, 2025

By mail	By returning a properly completed, signed and dated proxy card	Allow sufficient time for us to receive your proxy card before the date of the meeting

For telephone and internet voting, you will need the 16-digit control number included on your notice of internet availability or on your proxy card or in the email.

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Information About the Annual Meeting and Voting
If you own shares in a Zoetis benefit plan, the institution holding the shares is the record owner and you are a “beneficial owner” of those shares. You will receive voting instructions from your plan administrator, and you may direct them on how to vote on your behalf by complying with its voting instructions. If you do not vote your shares or specify your voting instructions on your voting instruction card, the administrator of the applicable savings plan will vote your shares in accordance with the terms of your plan. To allow sufficient time for voting by the administrator of the applicable savings plan, your voting instructions must be received by 11:59 p.m., Eastern Daylight Time, on May 18, 2025.
Can I Revoke My Proxy?
If you own shares registered directly in your name as the shareholder of record, you can revoke your proxy at any time before your shares are voted, subject to the voting deadlines that are described on the proxy card or voting instruction form, by:
•Submitting a written revocation to our Corporate Secretary by mail at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, which must be received no later than 5:00 P.M. Eastern Time on May 20, 2025;
•Submitting a later-dated proxy;
•Providing subsequent voting instructions by telephone or internet; or
•Voting by internet while attending the virtual annual meeting (attending the annual meeting by internet does not revoke your proxy unless you vote by internet during the virtual annual meeting).
If your shares are held for you as the beneficial owner in street name, you must contact your broker, bank, trustee or other nominee for specific instructions on how to change or revoke your vote.
Only the latest validly executed proxy that you submit will be counted.
Who Can Vote at the Meeting?
Shareholders as of the close of business on March 28, 2025 will be able to vote their shares electronically during the 2025 Annual Meeting of Shareholders (other than shares held through Zoetis benefit plans which must be voted prior to the meeting) by going to www.virtualshareholdermeeting.com/ZTS2025 and following the instructions printed on your proxy card or notice of internet availability of proxy materials.
What is a Quorum and What is the Required Vote?
At the close of business on March 28, 2025, the record date for the 2025 Annual Meeting of Shareholders, 446,060,907 shares of our common stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting of Shareholders. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present for the meeting.
A majority of the shares of Zoetis common stock outstanding at the close of business on the record date must be present in order to hold the meeting and conduct business. This is called a “quorum.” Your shares are counted as present at the 2025 Annual Meeting of Shareholders if you vote through the internet at the virtual annual meeting of shareholders or properly submit your proxy prior to such meeting.

96	Zoetis 2025 Proxy Statement

Information About the Annual Meeting and Voting
The table below describes the vote requirements and the effect of abstentions and broker non-votes, as prescribed under our corporate governance documents and Delaware law, for the election of directors and the approval of the other Items on the agenda for the meeting.

Item	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes
1 — Election of directors	Majority of the votes cast (i.e., more votes “For” than “Against”)	No effect	No effect. No broker discretion to vote.
2 — Advisory vote to approve our executive compensation (“Say on Pay”)	Majority of the votes cast	No effect	No effect. No broker discretion to vote.
3 — Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2025	Majority of the votes cast	No effect	Brokers have discretion to vote.
4 — Shareholder proposal regarding a special shareholder meeting improvement	Majority of the votes cast	No effect	No effect. No broker discretion to vote.
*    A broker non-vote occurs when a broker submits a proxy but does not vote on an Item because it is not a “routine” item under NYSE rules and the broker has not received voting instructions from the beneficial owner of the shares. Your broker may vote without your instructions only on Item 3 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2025, which is considered a “routine” matter.
What is the Effect of Not Casting Your Vote?
If we have received a proxy specifying your voting choice, your shares will be voted in accordance with that choice.
If you are a registered shareholder and you do not cast your vote, no votes will be cast on your behalf on any of the Items at the Annual Meeting.
If you are a registered shareholder and sign and return a proxy card without specific voting instructions, or if you vote by telephone or via the internet without indicating how you want to vote, your shares will be voted in accordance with the Board’s voting recommendations stated above.
If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, if you do not provide voting instructions to your broker, the broker is permitted to exercise discretionary voting authority only on “routine” matters. The only “routine” item on this year’s Annual Meeting agenda is Item 3 — Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2025. If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, you must complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any Items, except that your broker may vote in its discretion on Item 3.

Zoetis 2025 Proxy Statement	97

Information About the Annual Meeting and Voting
Who is Soliciting My Proxy and Who Bears the Cost of the Solicitation?
We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials. We will also bear the cost of soliciting votes on behalf of the Board. Zoetis will provide copies of these proxy materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. In addition, our directors, officers, or colleagues may solicit proxies or votes for us in person, or by mail, telephone, or electronic communication. They will not receive any additional compensation for these solicitation activities. Further, we may enlist the help of banks, brokers and other nominee holders in soliciting proxies for the Annual Meeting of Shareholders from their customers who are beneficial owners of our stock and will reimburse those firms for related out-of-pocket expenses.
We have hired Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, for $25,000 plus associated costs and expenses to assist in the solicitation. Zoetis also has agreed to indemnify Innisfree M&A Incorporated against certain liabilities relating to or arising out of its engagement.
Multiple Shareholders Sharing the Same Address?
To reduce costs and be environmentally responsible, we have adopted an SEC-approved procedure called “householding.” Under this procedure, we may deliver a single copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to multiple shareholders who share the same address unless we have received contrary instructions from an impacted shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the notice of internet availability of proxy materials and, if applicable, this proxy statement and the Annual Report, to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. If you are a registered shareholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our Corporate Secretary by mail at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054, or by phone at (973) 822-7000. If you hold shares in street name or in a Zoetis benefit plan, you may contact your brokerage firm, bank, broker-dealer, benefit plan provider or other similar organization to request information about householding.
Where Can I Find the Voting Results?
We will disclose the voting results in a Current Report on Form 8-K to be filed with the SEC within four (4) business days following the 2025 Annual Meeting of Shareholders.
How Can I Submit Questions for the Annual Meeting?
If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor at the telephone numbers or address set forth below:
Innisfree M&A Incorporated
501 Madison Avenue
New York, NY 10022
+1 (866) 239-1763 (toll free)
+1 (212) 750-5833 (banks and brokers)

98	Zoetis 2025 Proxy Statement

Information About Submitting Shareholder Proposals and Our 2026 Annual Meeting

Under our By-laws, shareholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to propose an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to our Corporate Secretary at our principal executive offices. We must receive the notice within the following deadlines:
•We must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days but no more than 120 days before the first anniversary of the prior year’s meeting. Under this provision, we must receive notice pertaining to the 2026 Annual Meeting no earlier than January 21, 2026, and no later than February 20, 2026.
•However, if we hold the 2026 Annual Meeting on a date that is not within 25 days before or after the anniversary date of the 2025 Annual Meeting, we must receive the notice no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.
•If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than the close of business on the tenth day after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.
Our By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of the proposed business and the reason for bringing it to the meeting, any material interest of the proposing shareholder in the business and certain other information about the shareholder. In addition, the shareholder making the proposal must be a shareholder of record on both the date such shareholder provides the notice and the record date for the meeting, and either the shareholder or such shareholder’s qualified representative must appear at the meeting to present the nomination or proposed item of business.
Any notice that is received outside of the window specified above for proposed items of business, or that does not include all of the information required by our By-laws or comply with the other requirements of our By-laws, will not be brought before the meeting.
Additionally, our By-laws contain proxy access provisions to permit eligible shareholders — including qualifying groups of up to 20 shareholders that have continuously owned at least 3% of the Company’s outstanding common stock for at least three years — to nominate director nominees constituting up to the greater of two directors or 20% of the number of directors serving on the Board, and have such nominees included in the Company’s annual meeting proxy materials, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. Notice of proxy access director nominees must be received by our Corporate Secretary at our principal executive offices not less than 90 days but no more than 120 days before the first anniversary of the prior year’s annual meeting. Under this provision, we must receive proxy access nomination notices pertaining to the 2026 Annual Meeting no earlier than January 21, 2026, and no later than February 20, 2026.

Zoetis 2025 Proxy Statement	99

Information About Submitting Shareholder Proposals and Our 2026 Annual Meeting
Under SEC Rule 14a-8, if a shareholder wants us to include a shareholder proposal in our proxy statement for the 2026 Annual Meeting, our Corporate Secretary must receive the proposal at our principal executive offices no later than December 10, 2025, which is 120 calendar days before the one-year anniversary of the release date of our proxy statement for the 2025 Annual Meeting. If we change the date of our 2026 meeting by more than 30 days from the one-year anniversary of the 2025 meeting, then the deadline is a reasonable time before we print and send our proxy materials for the 2026 meeting. Any such proposal must comply with all of the requirements of SEC Rule 14a-8. In addition to satisfying the requirements set forth in our By-laws, in order to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than February 20, 2026.
Shareholders should mail all nominations and proposals for our 2026 Annual Meeting to our Corporate Secretary at Zoetis Inc., 10 Sylvan Way, Parsippany, NJ 07054. You may obtain a copy of our By-laws from our Corporate Secretary at the same address. Our By-laws are also available online as an exhibit to our filings with the SEC at www.sec.gov.

100	Zoetis 2025 Proxy Statement

Other Legal Matters

We have published our consolidated EEO-1 data publicly at: https://www.zoetis.com/_assets/pdf/sustainability/workforce-consolidated-report-dec-31-2024-dei-zoetis.pdf.
Web links throughout this document are provided for convenience only. Our EEO-1 data mentioned above, and any other information from the Zoetis website, are not part of, or incorporated by reference into, this proxy statement.
Cautionary Note Regarding Forward-Looking Statements
Some of the statements herein and the referenced reports contain forward-looking statements. These statements and reports may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, or provide aspirational goals that are not intended to be promises or guarantees. These statements are not guarantees of future performance or actions. Forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, actual results may differ materially from those contemplated by a forward-looking statement. Forward-looking statements speak only as of the date on which they are made. These statements and reports may also change at any time, and we undertake no obligation to update them, except as required by law. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements can be found in our most recent Annual Report on Form 10-K, including in the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors,” in our Quarterly Reports on Form 10-Q and in our Current Reports on Form 8-K. These filings and subsequent filings are available online at www.sec.gov, www.zoetis.com, or on request from Zoetis.

Zoetis 2025 Proxy Statement	101

10 Sylvan Way
Parsippany, NJ 07054
+1 973 822 7000

The trademarks, logos and service marks appearing in this Proxy Statement, whether or not appearing with a trademark symbol, are owned or licensed by Zoetis Services LLC or an affiliate. ©2025 Zoetis Services LLC. All rights reserved.

ZOETIS INC.
ATTN: CORPORATE SECRETARY
10 SYLVAN WAY
PARSIPPANY, NJ 07054

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Annual Shareholder Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 20, 2025 for shares held directly and by 11:59 p.m. EDT on May 18, 2025 for shares held in an Employee Voting Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Annual Shareholder Meeting - Go to **www.virtualshareholdermeeting.com/ZTS2025**

You may participate in the Annual Shareholder Meeting via the Internet and vote during the Annual Shareholder Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. There will be no physical location at which shareholders may attend the Annual Shareholder Meeting.

VOTE BY PHONE - 1-800-690-6903 (toll free)
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 20, 2025 for shares held directly and by 11:59 p.m. EDT on May 18, 2025 for shares held in an Employee Voting Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63578-P24857-Z89278

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZOETIS INC.

The Board of Directors recommends you vote FOR the listed nominees.

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Paul M. Bisaro	☐	☐	☐
1b. Vanessa Broadhurst	☐	☐	☐
1c. Frank A. D'Amelio	☐	☐	☐
1d. Gavin D.K. Hattersley	☐	☐	☐
1e. Sanjay Khosla	☐	☐	☐
1f. Antoinette R. Leatherberry	☐	☐	☐
1g. Michael B. McCallister	☐	☐	☐
1h. Gregory Norden	☐	☐	☐
1i. Louise M. Parent	☐	☐	☐
1j. Kristin C. Peck	☐	☐	☐
1k. Willie M. Reed	☐	☐	☐
1l. Mark Stetter	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2 and 3.	**For**	**Against**	**Abstain**
2. Advisory vote to approve our executive compensation.	☐	☐	☐
3. Ratification of appointment of KPMG LLP as our independent registered public accounting firm for 2025.	☐	☐	☐

The Board of Directors recommends you vote AGAINST Proposal 4.	**For**	**Against**	**Abstain**
4. Shareholder proposal regarding a special shareholder meeting improvement.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Shareholder Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Shareholder Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V63579-P24857-Z89278

ZOETIS INC.
Annual Shareholder Meeting
May 21, 2025 8:00 AM, EDT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Roxanne Lagano, Salvatore J. Gagliardi and Lauren Luptak, or any one of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Zoetis Inc. that the shareholder(s) is/are entitled to vote at the Annual Shareholder Meeting to be held at 8:00 AM, EDT on May 21, 2025, via live webcast at www.virtualshareholdermeeting.com/ZTS2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

In their discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Shareholder Meeting.

If shares of Zoetis Inc. common stock are issued to or held for the account of the undersigned under employee stock or retirement benefit plans and voting rights are attached to such shares (an "Employee Voting Plan"), the undersigned hereby directs the respective fiduciary of each applicable Employee Voting Plan to vote all shares of Zoetis Inc. common stock held in the undersigned's name and/or account under such Employee Voting Plan in accordance with the instructions given herein, at Zoetis Inc.'s Annual Shareholder Meeting and any adjournment or postponement thereof, on all matters properly coming before the Annual Shareholder Meeting, including but not limited to the matters set forth on the reverse side. If the undersigned has shares in an Employee Voting Plan and does not vote those shares, the Employee Voting Plan fiduciary may or may not vote the shares, in accordance with the terms of the Employee Voting Plan. Employee Voting Plan shares may not be voted at the Annual Shareholder Meeting. **All votes of Employee Voting Plan shares must be received by 11:59 P.M., EDT, Sunday, May 18, 2025, in order to be counted.**

Continued and to be signed on reverse side